UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5857

Columbia Funds Institutional Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	July 31, 2008

Date of reporting period:	July 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG CORE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2008

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Table of Contents

Management Discussion of Fund Performance

CMG Core Bond Fund	1

CMG Short Term Bond Fund	5

CMG Ultra Short Term Bond Fund	9

CMG High Yield Fund	13

Financial Statements

Financial Highlights	17

Schedules of Investments	21

Statements of Assets and Liabilities	64

Statements of Operations	65

Statements of Changes in Net Assets	66

Notes to Financial Statements	68

Report of Independent Registered Public Accounting Firm	81

Fund Governance	82

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the twelve-month period that ended July 31, 2008, the CMG Core Bond Fund returned 3.84%. The fund's return was lower than the return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index,1 which returned 6.15%. However, it was higher than the average return of its peer group, the Lipper Corporate Debt Funds A Rated Classification, which was 1.74% over the same period.2 During the period, funds with lower risk profiles generally tended to be better performers relative to funds with higher risk profiles.

The past twelve months were challenging for the fixed-income markets. As the period began, delinquency rates had already begun to spike for certain classes of lower-quality mortgages. Then, as the economy grew weaker, investors began to question the creditworthiness of virtually all forms of asset-backed securities and structured investments. As investors recoiled from risk, they flocked to the Treasury markets, and, in turn, liquidity dried up throughout the structured investment arena, creating a day-to-day management challenge that persisted through June before moderating somewhat in the final month of the period. Against this risk-averse backdrop, Treasury securities were, by far, the best-performing asset class within the fixed-income markets.

Unfortunately, the fund entered the period with overweight positions in many of the market sectors that would be the hardest hit in the environment that followed, including mortgage-backed securities and long-term corporate bonds. In addition, the fund's holdings included a substantial commitment to homebuilders and financial companies, both of which underperformed the rest of the market. The fund's commercial mortgage-backed securities included holdings that were lower down in their issuers' capital structure. Although our ownership of these riskier assets had boosted portfolio performance in previous periods, the reverse was true during this reporting period. As a result, we devoted much of our attention to reducing the fund's risk exposure, first in corporate obligations and then in mortgage credit holdings, to fit the changed environment, an especially difficult undertaking in an illiquid market.

However, it is important to note that these challenges were faced by most of the fund's peer group. Yet, the fund outperformed its peer group average largely because of two specific decisions made during the period: 1) to keep the average maturity of the fund longer than the

1 The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

index, a strategy that was a good fit for a weakening economy and paid off throughout the first half of 2008; and 2) to position the bonds in the portfolio to achieve our desired positioning across the yield curve versus the benchmark and the peer group, thereby benefiting performance each time the Federal Reserve Board ("the Fed") lowered short-term interest rates, which it did on seven occasions during the period.

Looking forward, we believe the Fed will continue to walk a fine line on interest rate policy as it seeks to combat inflation without triggering an outright recession. While we believe that economic concerns should keep a lid on rates in the near term, the current structure of the portfolio does not reflect any meaningful bet on the direction of interest rates or the economy. What the portfolio does reflect is a year-long effort to restructure holdings into those subsectors of the traditional fixed-income asset classes in which we have the greatest confidence.

We appreciate your continued confidence in the CMG Core Bond Fund.

Portfolio Management

Alexander D. Powers has co-managed the fund since December 2007 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonathan P. Carlson has co-managed the fund since December 2007 and has been with the advisor or its predecessors or affiliate organizations since June 2007.

Michael Zazzarino has co-managed the fund since December 2007 and has been with the advisor or its predecessors or affiliate organizations since March 2005.

Carl W. Pappo has co-managed the fund since March 2008 and has been with the advisor or its predecessors or affiliate organizations since January 1993.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Federal National Mortgage Association, 5.500% 07/01/2038*	9.9
Federal National Mortgage Association, 6.000% 05/01/2038*	5.3
Federal National Mortgage Association, 5.000% 06/01/2038*	5.3
U.S Treasury Notes, 3.875% 05/15/2018	4.1
Federal National Mortgage Association, 6.500% 01/01/2038*	3.7
U.S Treasury Notes, 3.375% 06/30/2013	3.7
Federal National Mortgage Association, 5.000% 04/01/2038*	3.0
U.S Treasury Bonds, 5.000% 05/15/2037	2.3
Federal National Mortgage Association, 5.500% 09/01/2037*	1.8
Chase Mortgage Finance Corp., 6.000% 03/25/2037	1.5
* Mortgage-backed securities

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	3.84	3.99	5.25
Lehman Brothers U.S. Aggregate Bond Index		6.15	4.55	5.89

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	4.99	3.45	5.39
Lehman Brothers U.S. Aggregate Bond Index		7.12	3.86	5.97

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.38%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, September 1, 2000 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from September 1, 2000.

3

UNDERSTANDING YOUR EXPENSES – CMG Core Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	983.89	1,023.62	1.23	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

4

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the twelve-month period that ended July 31, 2008, CMG Short Term Bond Fund returned 4.60%. The fund underperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index,1 which returned 6.76% during the period. The fund's benchmark is composed of Treasury securities and does not have exposure to many of the other bond sectors included in the fund. These other sectors underperformed Treasuries due to a "flight to quality." Investors bid up the price of Treasury securities while ignoring higher yielding investment grade bonds. By contrast, the fund outperformed the average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification, which was only 0.26%.2

The period was characterized by severe investor reaction to a series of well-publicized difficulties in the mortgage and housing markets. Extensive writedowns by brokerages and other financial companies created a market environment in which trading slowed to a standstill for anything but government bonds. Corporate bonds, asset-backed securities and mortgage-backed securities were left behind in this flight to quality and underperformed comparable Treasury securities by several percentage points.

During the reporting period, the Federal Reserve Board ("the Fed") acted on seven different occasions to help stimulate the sagging economy by lowering the federal funds rate, a closely watched overnight lending rate to banks. Altogether the fed funds rate was pushed 3.25 percentage points lower, finishing the period at just 2.00%. The portfolio was well-positioned to benefit from the trend to lower rates, as it maintained a longer-than-average maturity profile for most of the period. In particular, we maintained a bulleted portfolio structure that emphasized securities with maturities of two years. This strategy paid off as yields on two-year Treasury securities declined by over two percentage points, well above the 1.33 percentage point decline in the five-year area. Yields and bond prices move in opposite directions.

The Fed has signaled that it may not lower short-term rates further as inflation risks have risen. However, the risks of higher rates to a struggling economy are well understood, and there are more than enough worrisome economic headlines to lead us to believe that the Fed is not likely to raise short-term interest rates during the next few months. Overall, we have

1 The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

maintained a maturity profile that is neutral to the fund's benchmark, meaning that we have not made any significant bet on the future direction of interest rates.

While corporate bonds as a group underperformed the Treasury market, the fund was aided by its emphasis on sectors such as energy, utilities, capital goods and consumer non-cyclicals, all of which outperformed the broader corporate market. In particular, the fund was aided relative to its peer group by maintaining a high-quality orientation and by avoiding many of the specific problem areas that plagued the bond market during the period.

Although the past twelve months were a difficult period throughout the fixed-income markets, we remain committed to our strategy of emphasizing non-Treasury markets, a strategy that has proved itself over several market cycles. Today, yields on corporate bonds and securitized investments are at historically high levels versus Treasury securities of comparable maturities. When markets stabilize and relative yields return to more normal levels, we believe that the fund's strategy has the potential to provide excess returns relative to its benchmark and peer group.

We appreciate your continued confidence in CMG Short Term Bond Fund.

Portfolio Management

Leonard A. Aplet has co-managed the fund since February 1998 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Ronald Stahl has co-managed the fund since November 2006 and has been with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Federal Home Loan Mortgage Corp, 5.500% 11/15/2028	2.8
AmeriCredit Automobile Receivables Trust, 5.420% 05/07/2012	1.9
USAA Auto Owner Trust, 4.890% 8/15/2012	1.8
Federal Home Loan Bank, 5.250% 06/11/2010	1.7
Bear Stearns Commercial Mortgage Securities, Inc., 3.869% 02/11/2041	1.7
Nissan Auto Receivables Owner Trust, 5.220% 11/15/2011	1.6
Federal Home Loan Mortgage Corp., 5.500% 08/01/2023	1.6
Federal Home Loan Mortgage Corp, 5.500% 5/15/2034	1.6
Capital One Auto Finance Trust, 5.030% 4/15/2012	1.4
U.S. Treasury Notes, 3.875% 10/31/2012	1.4

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

6

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	10-year
CMG Short Term Bond Fund	02/02/98	4.60	3.63	4.78
Merrill Lynch 1-3 Year U.S. Treasury Index		6.76	3.48	4.65

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	10-year
CMG Short Term Bond Fund	02/02/98	5.15	3.36	4.82
Merrill Lynch 1-3 Year U.S. Treasury Index		7.30	3.29	4.66

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.32%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, August 1, 1998 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the U.S. domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

7

UNDERSTANDING YOUR EXPENSES – CMG Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,002.29	1,023.62	1.24	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

8

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the twelve-month period that ended July 31, 2008, CMG Ultra Short Term Bond Fund returned 1.42%. The fund underperformed its benchmark, the Citigroup One-Year U.S. Treasury Bill Index, which returned 5.24%.1 The fund outperformed the negative 1.97% average return of its peer group, the Lipper Ultra-Short Obligations Funds Classification.2 Because the fund holds positions in corporate bonds, as well as mortgage-backed and asset-backed securities, it could not compete effectively versus its all-Treasury one-year benchmark as Treasuries outperformed all other fixed-income sectors during the period. However, the fund's emphasis on securities backed by credit card debt and auto loans, and specifically its corresponding de-emphasis on mortgage-backed securities, enabled it to outperform its peer group.

The past twelve months were a challenging period for the fixed-income marketplace. Well-publicized difficulties in the mortgage and housing markets caused investors to become skeptical of virtually any security not backed by the U.S. government. As a result, all but the highest quality market sectors experienced an unprecedented loss of liquidity. The flight to quality caused Treasury yields to decline to unusually low levels—and prices to rise—relative to other short-term instruments.

The fixed income market experienced significant illiquidity during the past twelve months which in turn impacted the underlying market values of all securities except those which the market considers risk free: U.S. Treasuries. The fund tried to minimize some of the volatility and impact of price fluctuations by increasing exposure to the U.S. Government sector during the period, even though the yield level for those securities may not have been as high. Liquidity was in demand and, as a result, the percentage of the fund dedicated to these assets was not always attractive. The percentage of the fund dedicated to these ultra safe sectors of the market rose from 4.6% of net assets at the end of 2007 to 10% of net assets by the end of the period. We also sought to change the composition of the fund's corporate holdings, trading out of the financials sector whenever possible and into high-quality industrial companies with what we believe to be good business prospects.

Short-term yields declined throughout the period, the result of an extended effort by the Federal Reserve Board to aid the economy by lowering the overnight lending rate. And there

1 The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

9

was little difference in yields between short- and longer-term securities (within the fund's short-term parameters), which means that investors, for most of the period, were not being compensated for taking on the additional risk of owning securities with longer maturities. Against this backdrop, we kept the fund's maturity profile relatively short. However, in the first quarter of 2008, we began to purchase selected longer maturities when a slight rise in relative yields made it more attractive to own six-month securities rather than one-month securities.

We plan to continue to extend the fund's exposure to longer-term maturities within the short-term range and to improve the fund's credit quality in the year ahead. However, market conditions remain difficult, and the experiences of the past twelve months suggest that maintaining liquidity will continue to be one of the fund's primary objectives.

We appreciate your continued confidence in the CMG Ultra Short Term Bond Fund.

Portfolio Management

Guy C. Holbrook has managed the fund since March 2004 and has been with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Federal National Mortgage Association, 4.250% 05/15/2009	3.1
Bank One Issuance Trust, 3.940% 04/16/2012	2.1
E.I. Du Pont de Nemours & Co., 6.875% 10/15/2009	1.6
Federal Home Loan Mortgage Corp., 5.000% 06/11/2009	1.6
AmeriCredit Automobile Receivables Trust, 5.420% 08/08/2011	1.6
Citibank Credit Card Issuance Trust, 4.400% 09/15/2010	1.6
Berkshire Hathaway Finance Corp., 3.092% 01/11/2011	1.6
AmeriCredit Automobile Receivables Trust, 5.190% 11/06/2011	1.5
Leek Finance PLC, 2.911% 12/21/2038	1.4
Chase Issuance Trust, 4.520% 12/15/2010	1.3

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	1.42	2.63
Citigroup One-Year U.S. Treasury Bill Index		5.24	3.42

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	1.33	2.71
Citigroup One-Year U.S. Treasury Bill Index		5.43	3.41

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.31%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, March 8, 2004 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from March 8, 2004.

11

UNDERSTANDING YOUR EXPENSES – CMG Ultra Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,004.62	1,023.62	1.25	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

12

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the twelve-month period that ended July 31, 2008, the CMG High Yield Fund returned 2.81%. It underperformed its benchmark, the JPMorgan Developed BB High Yield Index,1 which returned 3.79%. It outperformed the average return of its peer group, the Lipper High Current Yield Funds Classification, which was negative 1.37% for the period.2 The performance differential was the result of the fund's positioning relative to risk: we believe it was more conservatively positioned than its peer group but less conservatively positioned than its benchmark during a period when market sentiment was highly risk-averse.

The fund has historically concentrated on the higher quality segments of the high-yield market, and this positioning was helpful in the twelve months gone by. Turmoil in the mortgage markets created an environment in which fixed-income investors made near-term safety a much greater priority than long-term potential. As a result, Treasury securities were the single best-performing asset class within the fixed-income markets, and, more generally, lower credit-quality translated into weaker near-term performance. The high-yield market was rendered especially vulnerable as the economy slowed and corporate earnings came under pressure.

The fund's underweight position in riskier CCC bonds was a good match for this risk-averse environment. Specific holdings that benefited the fund were Teekay Shipping; power generating companies, such as Intergen and Mirant; and forest-products company Domtar and packaging/containers companies Owens-Illinois and Crown Holdings. The fund's holdings in hospital company HCA and mining company Freeport-McMoran were also helpful to overall performance, because the industries they represent were somewhat insulated from the fortunes of the national economy.3

Holdings that detracted from performance included a range of more economically sensitive companies, notably printer Quebecor and telephone directory companies R.H. Donnelley and Idearc. A position in Sprint was hurt by poor operating performance and, ultimately, a ratings downgrade, while GMAC (General Motors Acceptance Corporation) came under pressure as

The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

1 The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3 Holdings are disclosed as a percentage of net assets on July 31, 2008, and are subject to change: Teekay Shipping (0.7%), Intergen (1.2%), Mirant (1.1%), Owens-Illinois (1.0%), Domtar (0.6%), Crown Holdings (0.8%), HCA (3.0%), Freeport-McMoRan (1.7%), Quebecor (0.8%), R.H. Donnelley (0.4%), Idearc (0.2%), GMAC (0.6%).

13

mortgage and auto financing became more difficult. We sold Sprint before the end of the period. More generally, the fund was underweighted in BB-rated bonds relative to its benchmark. This hurt relative performance because BB bonds represent the best credit quality available in the high-yield markets.

We believe that the financial markets will continue to be volatile in the year ahead. As the economy struggles, we would not be surprised to see an increase in the corporate default rate, representing a significant challenge for the high-yield marketplace. We intend to maintain the fund's focus on conservative, higher quality issues, a stance that we believe should continue to benefit our shareholders. We will continue to seek out what we believe are companies with strong underlying assets that generate solid free cash flow. We believe such companies are well-positioned to survive near-term economic weakness and offer upside potential when market conditions improve.

We appreciate your continued confidence in the CMG High Yield Fund.

Portfolio Management

Kevin L. Cronk has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since February 1999.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
HCA, Inc., 9.625% 11/15/2016	2.3
Edison Mission Energy, 7.000% 05/15/2017	1.9
Freeport-McMoRan Copper & Gold, Inc., 8.375% 04/01/2017	1.7
EchoStar DBS Corp., 6.625% 10/01/2014	1.5
TXU Energy Co. LLC, 6.234% 10/10/2014	1.5
DirecTV Holdings LLC, 6.375% 06/15/2015	1.5
Chesapeake Energy Corp., 6.375% 06/15/2015	1.4
Allied Waste North America, Inc., 7.125% 05/15/2016	1.2
Intergen NV, 9.000% 06/30/2017	1.2
Qwest Corp., 7.500% 10/01/2014	1.2

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments, yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

14

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	2.81	5.09	5.10
JPMorgan Developed BB High Yield Index		3.79	6.36	6.67

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	0.48	4.79	5.26
JPMorgan Developed BB High Yield Index		1.70	6.05	6.77

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.40% and 0.49%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, August 1, 1998 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

15

UNDERSTANDING YOUR EXPENSES – CMG High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,002.39	1,022.87	1.99	2.01	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

16

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008		2007	2006		2005		2004
Net asset value, beginning of period	$10.03		$10.05	$10.42		$10.36		$10.38
Income from investment operations:
Net investment income (a)	0.51		0.52	0.48		0.42		0.37
Net realized and unrealized gain (loss) on investments and futures contracts	(0.12)		(0.02)	(0.33)		0.09		0.11
Total from investment operations	0.39		0.50	0.15		0.51		0.48
Less distributions to shareholders:
From net investment income	(0.54)		(0.52)	(0.51)		(0.45)		(0.41)
From net realized gains	-		-	(0.01)		-		(0.09)
Total distributions	(0.54)		(0.52)	(0.52)		(0.45)		(0.50)
Net asset value, end of period	$9.88		$10.03	$10.05		$10.42		$10.36
Total return (b)(c)	3.84%		5.06%	1.46%		4.98%		4.67%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.25%		0.25%	0.25	%(d)	0.25	%(d)	0.35	%(d)
Interest expense	-	%(e)	-	-		-		-
Net expenses	0.25%		0.25%	0.25%		0.25%		0.25%
Waiver/Reimbursement	0.08%		0.13%	0.10%		0.06%		0.25%
Net investment income	5.07%		5.07%	4.65	%(d)	4.01	%(d)	3.54	%(d)
Portfolio turnover rate	272%		95%	109%		130%		231%
Net assets, end of period (000's)	$88,124		$67,673	$56,181		$79,102		$32,810

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
17

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008	2007	2006		2005		2004
Net asset value, beginning of period	$11.58	$11.59	$11.79		$11.95		$12.01
Income from investment operations:
Net investment income (a)	0.57	0.57	0.50		0.40		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and futures contracts	(0.05)	0.03	(0.14)		(0.11)		(0.03)
Total from investment operations	0.52	0.60	0.36		0.29		0.32
Less distributions to shareholders:
From net investment income	(0.60)	(0.61)	(0.56)		(0.45)		(0.38)
Net asset value, end of period	$11.50	$11.58	$11.59		$11.79		$11.95
Total return (b)(c)	4.60%	5.25%	3.15%		2.47%		2.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.25%	0.25%	0.25	%(d)	0.25	%(d)	0.25	%(d)
Waiver/Reimbursement	0.05%	0.07%	0.08%		0.04%		0.10%
Net investment income	4.87%	4.87%	4.31	%(d)	3.38	%(d)	2.91	%(d)
Portfolio turnover rate	46%	67%	128%		51%		79%
Net assets, end of period (000's)	$205,543	$138,432	$83,984		$95,842		$119,125

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.
18

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,							Period Ended July 31,
	2008	2007		2006		2005		2004 (a)
Net asset value, beginning of period	$9.59	$9.62		$9.67		$9.88		$10.00
Income from investment operations:
Net investment income (b)	0.43	0.47		0.38		0.24		0.07
Net realized and unrealized loss on investments	(0.30)	(0.03)		(0.02)		(0.06)		(0.08)
Total from investment operations	0.13	0.44		0.36		0.18		(0.01)
Less distributions to shareholders:
From net investment income	(0.43)	(0.47)		(0.41)		(0.36)		(0.11)
Return of capital	-	-		-	(c)	(0.03)		-
Total distributions to shareholders	(0.43)	(0.47)		(0.41)		(0.39)		(0.11)
Net asset value, end of period	$9.29	$9.59		$9.62		$9.67		$9.88
Total return (d)(e)	1.42%	4.62	%(f)	3.84%		1.83%		(0.08	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.25%	0.25%		0.25	%(h)	0.25	%(h)	0.25	%(h)(i)
Waiver/Reimbursement	0.07%	0.06%		0.07%		0.05%		0.22	%(i)
Net investment income	4.58%	4.88%		3.93	%(h)	2.44	%(h)	1.69	%(h)(i)
Portfolio turnover rate	69%	108%		48%		75%		12	%(g)
Net assets, end of period (000's)	$96,595	$152,793		$89,863		$81,575		$67,235

(a)  The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the invesment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.
19

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008		2007	2006		2005		2004
Net asset value, beginning of period	$7.48		$7.66	$8.08		$8.00		$7.90
Income from investment operations:
Net investment income (a)	0.52		0.53	0.50		0.51		0.53
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)		(0.16)	(0.38)		0.11		0.14
Total from investment operations	0.21		0.37	0.12		0.62		0.67
Less distributions to shareholders:
From net investment income	(0.53)		(0.55)	(0.54)		(0.54)		(0.57)
Net asset value, end of period	$7.16		$7.48	$7.66		$8.08		$8.00
Total return (b)(c)	2.81%		4.76%	1.47%		7.98%		8.60%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense	0.40%		0.40%	0.40	%(d)	0.40	%(d)	0.40	%(d)
Interest expense	-	%(e)	-	-		-		-
Net expenses	0.40%		0.40%	0.40	%(d)	0.40	%(d)	0.40	%(d)
Waiver/Reimbursement	0.14%		0.09%	0.04%		0.02%		0.02%
Net investment income	7.01%		6.70%	6.38	%(d)	6.26	%(d)	6.64	%(d)
Portfolio turnover rate	37%		57%	30%		39%		47%
Net assets, end of period (000's)	$45,697		$62,173	$96,120		$269,243		$382,157

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
20

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Par	Value
Mortgage-Backed Securities (39.0%)
Federal Home Loan Mortgage Corp.
4.000% 11/01/20	$207,407	$193,431
4.913% 04/01/38 (a)	843,397	830,944
5.000% 11/01/21	1,343	1,325
5.000% 12/01/36	1,204,661	1,145,947
Federal National Mortgage Association
4.856% 04/01/38 (a)	574,672	565,880
4.899% 04/01/38 (a)	569,407	560,981
4.924% 04/01/38 (a)	661,254	661,233
5.000% 05/01/37	1,106,480	1,051,624
5.000% 03/01/38 (b)	1,354,868	1,287,562
5.000% 04/01/38	2,809,997	2,670,685
5.000% 06/01/38	4,919,616	4,675,224
5.500% 04/01/36	142,127	139,350
5.500% 09/01/37	1,663,326	1,629,428
5.500% 06/01/38	1,187,383	1,163,066
5.500% 07/01/38	8,892,645	8,710,532
6.000% 05/01/38	4,650,615	4,676,629
6.000% 06/01/38	1,043,990	1,049,830
6.500% 01/01/38	3,207,916	3,297,791
7.000% 07/01/32	10,895	11,485
Government National Mortgage Association
7.000% 01/15/32	5,992	6,392
7.000% 03/15/32	16,267	17,353
7.000% 06/15/32	3,405	3,632
Total Mortgage-Backed Securities (Cost of $34,635,652)		34,350,324
Corporate Fixed-Income Bonds & Notes (21.8%)
Basic Materials (0.7%)
Chemicals (0.4%)
Dow Chemical Co.
5.700% 05/15/18	375,000	354,006
Iron/Steel (0.3%)
Nucor Corp.
5.000% 06/01/13	195,000	196,065
5.850% 06/01/18 (c)	105,000	105,301
		301,366
		655,372
Communications (3.1%)
Media (1.6%)
Comcast Corp.
5.700% 05/15/18	40,000	37,953
7.050% 03/15/33	350,000	347,699
News America, Inc.
6.550% 03/15/33	275,000	260,853

See Accompanying Notes to Financial Statements.
21

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Media (continued)
Time Warner Cable, Inc.
6.200% 07/01/13	$500,000	$510,685
Time Warner, Inc.
6.875% 05/01/12	165,000	168,518
Viacom, Inc.
6.125% 10/05/17	100,000	94,264
		1,419,972
Telecommunication Services (1.5%)
AT&T, Inc.
5.100% 09/15/14	325,000	318,623
British Telecommunications PLC
5.150% 01/15/13	280,000	273,879
Deutsche Telekom International Finance BV
8.500% 06/15/10	205,000	216,449
New Cingular Wireless Services, Inc.
8.750% 03/01/31	250,000	291,149
Telefonica Emisones SAU
5.984% 06/20/11	225,000	227,706
		1,327,806
		2,747,778
Consumer Cyclical (1.2%)
Retail (1.2%)
Best Buy Co., Inc.
6.750% 07/15/13 (d)	240,000	243,796
CVS Caremark Corp.
5.750% 06/01/17	250,000	244,406
Wal-Mart Stores, Inc.
4.125% 07/01/10	525,000	532,438
		1,020,640
Consumer Non-Cyclical (1.5%)
Beverages (0.1%)
Anheuser-Busch Companies, Inc.
5.950% 01/15/33	12,000	10,372
Coca-Cola Co.
5.750% 03/15/11	4,000	4,196
Diageo Capital PLC
4.375% 05/03/10	75,000	75,120
		89,688
Food (0.9%)
ConAgra Foods, Inc.
6.750% 09/15/11	150,000	155,188
7.875% 09/15/10	185,000	195,507
Kraft Foods, Inc.
6.500% 08/11/17	240,000	241,132
Kroger Co.
6.200% 06/15/12	185,000	190,539
		782,366

See Accompanying Notes to Financial Statements.
22

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Healthcare Products (0.0%)
Johnson & Johnson
6.625% 09/01/09	$7,000	$7,218
Household Products/Wares (0.2%)
Fortune Brands, Inc.
5.375% 01/15/16	225,000	207,558
Kimberly-Clark Corp.
5.625% 02/15/12	7,000	7,299
		214,857
Pharmaceuticals (0.3%)
Wyeth
5.500% 02/01/14	250,000	252,941
		1,347,070
Energy (1.8%)
Oil & Gas (0.8%)
Nexen, Inc.
5.875% 03/10/35	250,000	219,065
Talisman Energy, Inc.
6.250% 02/01/38	290,000	255,974
Valero Energy Corp.
6.875% 04/15/12	200,000	206,450
		681,489
Oil & Gas Services (0.4%)
Weatherford International Ltd.
5.150% 03/15/13	295,000	292,365
7.000% 03/15/38	65,000	65,156
		357,521
Pipelines (0.6%)
Energy Transfer Partners LP
6.000% 07/01/13	215,000	217,073
6.625% 10/15/36 (c)	200,000	184,151
TransCanada Pipelines Ltd.
6.350% 05/15/67 (a)	190,000	160,560
		561,784
		1,600,794
Financials (9.3%)
Banks (2.6%)
ANZ National International Ltd.
6.200% 07/19/13 (d)	150,000	150,039
Bank One Corp.
6.000% 08/01/08	27,000	27,000
Barclays Bank PLC
7.400% 12/15/09	3,000	3,099
Citigroup, Inc.
5.000% 09/15/14	460,000	417,222

See Accompanying Notes to Financial Statements.
23

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Banks (continued)
Credit Suisse/NY
6.000% 02/15/18	$155,000	$148,410
Deutsche Bank AG
4.875% 05/20/13	520,000	510,365
JPMorgan Chase & Co.
6.000% 01/15/18	280,000	271,666
National City Bank
4.625% 05/01/13 (c)	18,000	12,686
SunTrust Banks, Inc.
6.375% 04/01/11	3,000	3,007
SunTrust Preferred Capital I
5.853% 12/15/11 (a)	240,000	160,200
USB Capital IX
6.189% 04/15/49 (a)	375,000	262,500
Wachovia Capital Trust III
5.800% 03/15/42 (a)	440,000	248,600
Wachovia Corp.
5.500% 05/01/13	120,000	110,795
		2,325,589
Diversified Financial Services (4.5%)
AGFC Capital Trust I
6.000% 01/15/67 (a)(d)	185,000	145,401
American Express Centurion Bank
5.200% 11/26/10 (c)	250,000	249,627
American Express Credit Corp.
5.875% 05/02/13	125,000	122,732
Associates Corp. of North America
6.950% 11/01/18	11,000	11,097
Capital One Financial Corp.
5.500% 06/01/15	400,000	349,707
Citigroup, Inc.
6.125% 05/15/18	150,000	143,567
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	500,000	503,119
Goldman Sachs Group, Inc.
6.150% 04/01/18	75,000	72,248
6.250% 09/01/17	540,000	527,296
HSBC Finance Corp.
5.000% 06/30/15	475,000	450,839
Lehman Brothers Holdings, Inc.
5.625% 01/24/13 (f)	150,000	140,231
5.750% 07/18/11 (c)(f)	325,000	311,609
6.875% 05/02/18 (c)(f)	30,000	28,164
Merrill Lynch & Co., Inc.
6.050% 08/15/12	475,000	452,656
7.750% 05/14/38	170,000	154,234

See Accompanying Notes to Financial Statements.
24

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
Morgan Stanley
5.750% 10/18/16	$350,000	$313,975
		3,976,502
Insurance (1.2%)
John Hancock Financial Services, Inc.
5.625% 12/01/08	15,000	15,107
Metlife, Inc.
5.375% 12/15/12 (c)	20,000	19,726
Metropolitan Life Global Funding I
5.125% 04/10/13 (d)	360,000	354,970
New York Life Global Funding
4.650% 05/09/13 (d)	345,000	341,937
Principal Life Income Funding Trusts
5.300% 04/24/13	80,000	79,869
UnitedHealth Group, Inc.
5.250% 03/15/11	250,000	247,433
		1,059,042
Real Estate Investment Trusts (REITs) (0.6%)
Health Care Property Investors, Inc.
6.450% 06/25/12 (c)	150,000	142,625
Simon Property Group LP
5.750% 12/01/15	400,000	389,860
		532,485
Savings & Loans (0.4%)
Washington Mutual, Inc.
4.200% 01/15/10	400,000	308,000
		8,201,618
Industrials (1.3%)
Aerospace & Defense (0.0%)
Boeing Co.
5.125% 02/15/13	1,000	1,014
Machinery (0.7%)
Caterpillar Financial Services Corp.
4.300% 06/01/10	400,000	403,278
5.450% 04/15/18	200,000	196,882
		600,160
Transportation (0.6%)
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	200,000	185,526
Union Pacific Corp.
3.875% 02/15/09	310,000	309,594
		495,120
		1,096,294

See Accompanying Notes to Financial Statements.
25

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Technology (0.5%)
Software (0.5%)
Oracle Corp.
4.950% 04/15/13	$460,000	$464,566
Utilities (2.4%)
Electric (1.9%)
Commonwealth Edison Co.
5.950% 08/15/16	200,000	198,350
6.150% 09/15/17	360,000	359,202
Indiana Michigan Power Co.
5.650% 12/01/15	205,000	196,899
Pacific Gas & Electric Co.
5.800% 03/01/37	340,000	309,416
Progress Energy, Inc.
7.750% 03/01/31	200,000	221,601
Public Service Electric & Gas Co.
4.000% 11/01/08	5,000	5,001
Southern California Edison Co.
5.000% 01/15/14	350,000	347,999
		1,638,468
Gas (0.5%)
Atmos Energy Corp.
6.350% 06/15/17	175,000	171,726
Sempra Energy
4.750% 05/15/09	300,000	301,140
		472,866
		2,111,334
Total Corporate Fixed-Income Bonds & Notes (Cost of $19,980,230)		19,245,466
Government & Agency Obligations (13.9%)
Foreign Government Obligations (1.5%)
European Investment Bank
4.250% 07/15/13	180,000	182,457
5.125% 05/30/17	295,000	307,604
Kreditanstalt fuer Wiederaufbau
4.500% 07/16/18	425,000	421,929
Province of Quebec
4.625% 05/14/18 (c)	435,000	426,726
		1,338,716
U.S. Government Agency (1.1%)
Federal Home Loan Mortgage Corp.
4.500% 06/12/13	965,000	970,399

See Accompanying Notes to Financial Statements.
26

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Government & Agency Obligations (continued)
U.S. Government Obligations (11.3%)
U.S. Treasury Bonds
5.000% 05/15/37 (c)	$1,905,000	$2,023,914
U.S. Treasury Inflation Indexed Notes
3.000% 07/15/12 (c)	174,657	188,493
U.S. Treasury Notes
2.750% 07/31/10	325,000	326,447
3.375% 06/30/13 (c)	3,215,000	3,230,573
3.875% 05/15/18 (c)	3,645,000	3,613,675
4.375% 12/15/10 (c)	505,000	525,161
		9,908,263
Total Government & Agency Obligations (Cost of $12,165,613)		12,217,378
Commercial Mortgage-Backed Securities (9.3%)
Bear Stearns Commercial Mortgage Securities
4.680% 08/13/39 (a)	30,000	28,467
4.740% 03/13/40	445,000	429,297
4.933% 02/13/42 (a)	335,000	312,632
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% 12/11/49	750,000	678,259
Commercial Mortgage Pass Through Certificates
5.306% 12/10/46	460,000	423,932
Credit Suisse Mortgage Capital Certificates
5.827% 06/15/38 (a)	560,000	539,233
CW Capital Cobalt Ltd.
5.820% 05/15/46 (a)	460,000	429,728
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% 06/12/47	495,000	450,274
5.447% 06/12/47	539,000	491,640
5.814% 06/12/43 (a)	560,000	536,374
5.819% 06/15/49 (a)	450,000	420,631
LB-UBS Commercial Mortgage Trust
4.853% 09/15/31	450,000	435,054
5.103% 11/15/30	600,000	597,657
6.462% 03/15/31	405,000	416,995
Morgan Stanley Capital I
5.208% 11/14/42 (a)	205,000	196,648
5.283% 11/12/41	460,000	453,432
5.328% 11/12/41	350,000	323,872
Morgan Stanley Dean Witter Capital I
4.920% 03/12/35	390,000	376,408
Wachovia Bank Commercial Mortgage Trust
5.678% 05/15/46	705,000	649,158
Total Commercial Mortgage-Backed Securities (Cost of $8,426,797)		8,189,691
Asset-Backed Securities (8.7%)
ABFS Mortgage Loan Trust
4.428% 12/15/33	13,654	13,061

See Accompanying Notes to Financial Statements.
27

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
AmeriCredit Automobile Receivables Trust
4.870% 12/06/10	$69,151	$68,570
Capital One Multi-Asset Execution Trust
4.050% 03/15/13	250,000	250,049
4.850% 02/18/14	525,000	519,889
Capital One Prime Auto Receivables Trust
4.890% 01/17/12	350,000	353,560
Carmax Auto Owner Trust
5.270% 11/15/12	500,000	506,383
Chase Issuance Trust
4.260% 05/15/13	640,000	634,845
4.650% 12/17/12	465,000	468,021
Citibank Credit Card Issuance Trust
5.350% 02/07/20	450,000	429,570
5.500% 06/22/12	455,000	465,363
Discover Card Master Trust
5.100% 10/15/13	595,000	592,366
Ford Credit Auto Owner Trust
4.950% 03/15/13	495,000	489,559
5.160% 04/15/13	560,000	564,366
Franklin Auto Trust
5.360% 05/20/16	300,000	298,826
GE Capital Credit Card Master Note Trust
4.130% 06/15/13	450,000	444,997
Honda Auto Receivables Owner Trust
4.470% 01/18/12	410,000	411,649
IMC Home Equity Loan Trust
7.520% 08/20/28	32,767	32,703
USAA Auto Owner Trust
4.280% 10/15/12	670,000	665,967
4.900% 02/15/12	470,000	476,957
Wilshire Mortgage Loan Trust
7.255% 05/25/28 (a)	5,893	5,782
Total Asset-Backed Securities (Cost of $7,736,007)		7,692,483
Collateralized Mortgage Obligations (6.0%)
Agency (2.5%)
Federal Home Loan Mortgage Corp.
3.750% 12/15/11	50,686	50,543
4.000% 09/15/15	510,000	510,552
4.500% 10/15/18	216,371	217,410
6.500% 10/15/23	91,318	95,108
Government National Mortgage Association
4.430% 04/16/34	90,000	88,388
4.500% 04/16/28	1,000,000	1,004,696
4.807% 08/16/32	90,000	88,855
4.954% 05/16/31	100,000	95,538
		2,151,090

See Accompanying Notes to Financial Statements.
28

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Non-Agency (3.5%)
Chase Mortgage Finance Corp.
6.000% 03/25/37 (a)	$1,330,054	$1,302,891
Countrywide Home Loan Mortgage Pass Through Trust
4.594% 12/19/33 (a)	204,114	192,516
Structured Asset Securities Corp.
5.500% 07/25/33	761,795	753,733
Washington Mutual Alternative Mortgage Pass-Through Certificates
5.500% 10/25/35	894,466	868,941
		3,118,081
Total Collateralized Mortgage Obligations (Cost of $5,368,182)		5,269,171
	Shares
Securities Lending Collateral (12.5%)
State Street Navigator Securities Lending Prime Portfolio (e) (7 day yield of 2.654%)	11,032,313	11,032,313
Total Securities Lending Collateral (Cost of $11,032,313)		11,032,313
	Par
Short-Term Obligation (0.3%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due on 08/01/08, at 2.070%, collateralized by a U.S. Government Agency Obligation maturing 07/20/09, market value of $320,925 (repurchase proceeds $311,018)	$311,000	311,000
Total Short-Term Obligation (Cost of $311,000)		311,000
Total Investments (111.5%) (Cost of $99,655,794) (g)		98,307,826
Obligation to Return Collateral for Securities Loaned (-12.5%)		(11,032,313)
Other Assets & Liabilities, Net (1.0%)		848,773
Net Assets (100.0%)		$88,124,286

See Accompanying Notes to Financial Statements.
29

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2008.

(b)  Security purchased on a delayed delivery basis.

(c)  All or a portion of this security was on loan at July 31, 2008. The total market value of securities on loan at July 31, 2008 is $10,809,928.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, these securities, which are not illiquid, amounted to $1,236,143, which represents 1.4% of net assets.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  The issuer filed for bankruptcy protection under Chapter 11 on September 15, 2008. As a result of this bankruptcy filing, income is no longer being accrued on this security.

(g)  Cost for federal income tax purposes is $99,796,287.

At July 31, 2008, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	39.0
Corporate Fixed-Income Bonds & Notes	21.8
Government & Agency Obligations	13.9
Commercial Mortgage-Backed Securities	9.3
Asset-Backed Securities	8.7
Collateralized Mortgage Obligations	6.0
98.7
Securities Lending Collateral	12.5
Short-Term Obligation	0.3
Obligation to Return Collateral for Securities Loaned	(12.5)
Other Assets & Liabilities, Net	1.0
100.0

See Accompanying Notes to Financial Statements.
30

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Par	Value
Corporate Fixed-Income Bonds & Notes (30.4%)
Basic Materials (0.5%)
Chemicals (0.2%)
EI Du Pont de Nemours & Co.
5.000% 07/15/13	$355,000	$355,465
Iron/Steel (0.3%)
Nucor Corp.
5.000% 06/01/13	700,000	703,823
		1,059,288
Communications (3.5%)
Media (0.7%)
Comcast Corp.
5.500% 03/15/11	200,000	200,069
5.850% 01/15/10	600,000	608,671
Time Warner Cable, Inc.
6.200% 07/01/13	650,000	663,890
		1,472,630
Telecommunication Services (2.8%)
AT&T, Inc.
6.250% 03/15/11	1,500,000	1,551,833
British Telecommunications PLC
5.150% 01/15/13	700,000	684,697
Deutsche Telekom International Finance BV
8.500% 06/15/10	800,000	844,678
Telefonica Emisones SAU
5.984% 06/20/11	750,000	759,019
Verizon Global Funding Corp.
7.250% 12/01/10	900,000	951,068
Vodafone Group PLC
7.750% 02/15/10	800,000	836,272
		5,627,567
		7,100,197
Consumer Cyclical (1.5%)
Retail (1.5%)
CVS Caremark Corp.
5.750% 08/15/11	677,000	694,276
Target Corp.
6.350% 01/15/11	1,000,000	1,043,456
Wal-Mart Stores, Inc.
6.875% 08/10/09	1,350,000	1,403,476
		3,141,208
Consumer Non-Cyclical (2.9%)
Beverages (0.8%)
Coca-Cola Enterprises, Inc.
5.750% 11/01/08	725,000	728,888

See Accompanying Notes to Financial Statements.

31

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Beverages (continued)
Diageo Capital PLC
4.375% 05/03/10	$950,000	$951,518
		1,680,406
Food (0.7%)
ConAgra Foods, Inc.
7.875% 09/15/10	700,000	739,757
Kraft Foods, Inc.
5.625% 08/11/10	625,000	639,795
		1,379,552
Healthcare Services (0.4%)
UnitedHealth Group, Inc.
4.125% 08/15/09	800,000	792,073
Pharmaceuticals (1.0%)
Abbott Laboratories
5.600% 05/15/11	1,100,000	1,149,411
Wyeth
6.950% 03/15/11	940,000	993,089
		2,142,500
		5,994,531
Energy (1.6%)
Oil & Gas (1.1%)
Canadian Natural Resources Ltd.
5.450% 10/01/12	600,000	601,433
Conoco Funding Co.
6.350% 10/15/11	1,000,000	1,058,969
Valero Energy Corp.
6.875% 04/15/12	575,000	593,543
		2,253,945
Oil & Gas Services (0.3%)
Weatherford International Ltd.
5.150% 03/15/13	650,000	644,194
Pipelines (0.2%)
TransCanada Pipelines Ltd.
6.125% 02/19/10	350,000	359,458
		3,257,597
Financials (15.1%)
Banks (4.4%)
Barclays Bank PLC
7.400% 12/15/09	1,300,000	1,342,982
Deutsche Bank AG London
4.875% 05/20/13	1,000,000	981,471
Fifth Third Bank
4.200% 02/23/10	1,000,000	955,279

See Accompanying Notes to Financial Statements.

32

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Banks (continued)
Mellon Funding Corp.
3.250% 04/01/09	$1,175,000	$1,168,184
PNC Funding Corp.
4.500% 03/10/10	800,000	795,678
SunTrust Banks, Inc.
4.250% 10/15/09	925,000	914,994
U.S. Bank National Association
6.375% 08/01/11	1,500,000	1,566,307
Wells Fargo & Co.
3.120% 08/15/08	810,000	809,729
4.000% 08/15/08	600,000	600,232
		9,134,856
Diversified Financial Services (7.8%)
American Express Credit Corp.
5.875% 05/02/13	1,600,000	1,570,963
Capital One Bank
5.750% 09/15/10 (a)	925,000	912,204
Citigroup, Inc.
4.250% 07/29/09	825,000	825,242
Countrywide Home Loans, Inc.
4.125% 09/15/09 (b)	600,000	583,174
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	1,500,000	1,509,357
General Electric Capital Corp.
4.875% 10/21/10	1,800,000	1,839,114
Goldman Sachs Group, Inc.
4.500% 06/15/10	1,400,000	1,402,682
HSBC Finance Corp.
7.000% 05/15/12	1,500,000	1,557,648
JPMorgan Chase & Co.
3.800% 10/02/09	1,500,000	1,493,826
Lehman Brothers Holdings, Inc.
3.950% 11/10/09 (g)	1,100,000	1,060,035
Merrill Lynch & Co., Inc.
4.125% 01/15/09	1,000,000	989,755
Morgan Stanley
3.875% 01/15/09	1,200,000	1,195,630
National Rural Utilities Cooperative Finance Corp.
5.750% 08/28/09 (a)	1,000,000	1,017,164
		15,956,794
Insurance (1.9%)
Allstate Corp.
7.200% 12/01/09	1,250,000	1,296,186
American International Group, Inc.
5.375% 10/18/11	850,000	828,045
Berkshire Hathaway Finance Corp.
5.000% 08/15/13 (c)	500,000	501,063

See Accompanying Notes to Financial Statements.

33

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Insurance (continued)
Genworth Financial, Inc.
4.750% 06/15/09	$600,000	$596,254
Principal Life Income Funding Trusts
5.300% 04/24/13	700,000	698,851
		3,920,399
Real Estate Investment Trusts (REITs) (0.3%)
Simon Property Group LP
4.875% 03/18/10	600,000	596,110
Savings & Loans (0.7%)
Western Financial Bank
9.625% 05/15/12	1,325,000	1,368,181
		30,976,340
Industrials (1.9%)
Aerospace & Defense (0.5%)
United Technologies Corp.
6.500% 06/01/09	970,000	998,194
Machinery (0.8%)
Caterpillar Financial Services Corp.
4.300% 06/01/10	825,000	831,762
John Deere Capital Corp.
4.500% 04/03/13	800,000	789,693
		1,621,455
Miscellaneous Manufacturing (0.1%)
3M Co.
5.125% 11/06/09	225,000	230,914
Transportation (0.5%)
Burlington Northern Santa Fe Corp.
6.750% 07/15/11	700,000	733,397
Union Pacific Corp.
3.875% 02/15/09	415,000	414,457
		1,147,854
		3,998,417
Technology (1.2%)
Computers (0.4%)
International Business Machines Corp.
4.950% 03/22/11 (a)	800,000	823,359
Networking & Telecom Equipment (0.5%)
Cisco Systems, Inc.
5.250% 02/22/11	1,000,000	1,029,354

See Accompanying Notes to Financial Statements.

34

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Software (0.3%)
Oracle Corp.
5.000% 01/15/11	$700,000	$715,107
		2,567,820
Utilities (2.2%)
Electric (1.9%)
American Electric Power Co., Inc.
5.375% 03/15/10	800,000	808,365
Consolidated Edison Co. of New York
4.700% 06/15/09	1,000,000	1,010,136
Dominion Resources, Inc.
5.125% 12/15/09	450,000	455,487
Exelon Generation Co. LLC
6.950% 06/15/11	800,000	827,409
Pacific Gas & Electric Co.
4.200% 03/01/11	850,000	843,786
		3,945,183
Gas (0.3%)
Sempra Energy
4.750% 05/15/09	484,000	485,839
		4,431,022
Total Corporate Fixed-Income Bonds & Notes (Cost of $62,610,705)		62,526,420
Asset-Backed Securities (20.1%)
AmeriCredit Automobile Receivables Trust
4.870% 12/06/10	497,884	493,707
5.190% 11/06/11	1,600,000	1,588,856
5.210% 10/06/11	555,435	546,545
5.290% 11/06/10	10,648	10,645
5.420% 08/08/11	799,271	780,147
5.420% 05/07/12	4,000,000	3,867,831
Americredit Prime Automobile Receivable
5.270% 11/08/11	1,000,000	1,006,961
Capital One Auto Finance Trust
5.030% 04/15/12	3,000,000	2,910,751
Cityscape Home Equity Loan Trust
7.380% 07/25/28	429,406	428,354
7.410% 05/25/28	42,522	42,074
CPS Auto Trust
5.040% 09/15/11 (c)	400,000	381,527
Daimler Chrysler Auto Trust
4.980% 02/08/11	1,107,861	1,118,445
Fifth Third Auto Trust
4.070% 01/17/12	1,400,000	1,400,690
Ford Credit Auto Owner Trust
5.050% 03/15/10	871,098	875,838

See Accompanying Notes to Financial Statements.

35

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Franklin Auto Trust
5.040% 01/20/11	$596,102	$600,539
GE Equipment Midticket LLC
4.530% 06/14/11	2,000,000	2,018,983
GS Auto Loan Trust
5.480% 12/15/14	2,000,000	2,019,894
Hyundai Auto Receivables Trust
5.110% 04/15/11	677,106	685,186
IMC Home Equity Loan Trust
7.500% 04/25/26	152,127	151,496
7.520% 08/20/28	443,621	442,752
Nissan Auto Lease Trust
5.200% 05/17/10	1,000,000	1,012,255
Nissan Auto Receivables Owner Trust
5.220% 11/15/11	3,150,000	3,213,306
Pinnacle Capital Asset Trust
5.770% 05/25/10 (c)	870,000	867,597
Santander Drive Auto Receivables Trust
5.050% 09/15/11	500,000	492,031
SLM Student Loan Trust
2.836% 03/15/17 (e)	799,252	787,598
2.856% 12/15/20 (e)	1,532,000	1,444,258
Triad Auto Receivables Owner Trust
4.220% 06/12/12	2,057,491	1,967,520
UCFC Home Equity Loan
6.315% 04/15/30	294,833	294,444
UPFC Auto Receivables Trust
5.010% 08/15/12	1,211,879	1,172,553
USAA Auto Owner Trust
4.130% 11/15/11	1,803,248	1,809,781
4.170% 02/15/11	1,430,000	1,436,991
4.890% 08/15/12	3,655,000	3,700,088
5.070% 06/15/13	750,000	758,422
Wachovia Auto Loan Owner Trust
5.080% 04/20/12 (c)	1,000,000	1,006,503
Total Asset-Backed Securities (Cost of $41,228,796)		41,334,568
Collateralized Mortgage Obligations (19.1%)
Agency (10.5%)
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	357,578	357,535
4.500% 02/15/15	635,465	640,019
5.000% 09/15/24	592,925	596,989
5.000% 03/15/26	1,163,906	1,177,748
5.000% 05/15/26	133,883	135,074
5.500% 02/15/25	1,485,968	1,512,044
5.500% 12/15/26	551,596	560,812
5.500% 06/15/28	1,700,000	1,738,661
5.500% 11/15/28	5,594,873	5,711,067

See Accompanying Notes to Financial Statements.

36

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Agency (continued)
5.500% 10/15/29	$579,880	$592,641
5.500% 05/15/34	3,144,689	3,194,887
6.000% 06/15/25	913,007	933,410
6.000% 05/15/27	1,046,511	1,071,566
Federal National Mortgage Association
4.500% 01/25/29	911,647	913,332
5.500% 07/25/25	1,263,646	1,283,006
6.000% 06/25/27	1,035,433	1,058,188
		21,476,979
Non-Agency (8.6%)
Chase Mortgage Finance Corp.
5.935% 03/25/37 (e)	863,323	827,211
Countrywide Alternative Loan Trust
5.250% 08/25/35	1,123,177	1,047,153
5.500% 02/25/36	1,912,448	1,757,513
Countrywide Home Loan Mortgage Pass Through Trust
5.485% 01/25/36 (e)	1,031,886	988,173
6.000% 12/25/36	452,745	453,456
JPMorgan Mortgage Trust
5.755% 04/25/36 (e)	1,309,239	1,204,800
6.041% 10/25/36 (e)	2,627,339	2,495,804
MASTR Asset Securitization Trust
5.750% 05/25/36	1,188,645	1,187,236
PNC Mortgage Securities Corp.
0.110% 04/28/27 (e)	4,759	4,741
Residential Accredit Loans, Inc.
5.750% 01/25/36	226,202	219,925
SACO I, Inc.
7.000% 08/25/36 (c)	71,824	71,465
Structured Adjustable Rate Mortgage Loan Trust
5.796% 07/25/36 (e)	2,069,203	1,582,156
Structured Asset Securities Corp.
5.750% 04/25/33	542,741	505,464
Washington Mutual Mortgage Pass-Through Certificates
5.645% 11/25/36 (e)	1,846,248	1,747,388
5.877% 07/25/37 (e)	2,453,404	1,939,183
Wells Fargo Mortgage Backed Securities Trust
5.240% 04/25/36 (e)	472,957	456,295
6.000% 07/25/37	1,276,939	1,248,840
		17,736,803
Total Collateralized Mortgage Obligations (Cost of $40,675,700)		39,213,782
Mortgage-Backed Securities (11.5%)
Federal Home Loan Mortgage Corp.
4.000% 05/01/11	1,132,393	1,124,240
4.500% 03/01/21	1,425,939	1,371,732

See Accompanying Notes to Financial Statements.

37

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Mortgage-Backed Securities (continued)
5.000% 06/01/22	$880,666	$864,499
5.500% 01/01/21	318,228	320,012
5.500% 07/01/21	86,564	86,860
5.500% 08/01/21	967,044	970,349
5.500% 09/01/21	721,237	723,702
5.500% 01/01/22	701,031	703,059
5.500% 03/01/22	743,609	745,760
5.500% 06/01/23	1,733,914	1,738,757
5.500% 08/01/23	3,200,000	3,208,937
6.000% 11/01/14	3,868	3,949
6.000% 08/01/21	424,012	432,951
6.000% 02/01/22	364,872	372,491
6.000% 06/01/22	928,709	948,102
6.000% 08/01/22	488,335	498,532
6.000% 10/01/22	787,481	803,925
6.000% 11/01/22	2,000,000	2,042,163
TBA,
6.000% 08/01/23 (d)	1,600,000	1,631,000
Federal National Mortgage Association
5.000% 06/01/20	1,024,837	1,012,327
5.000% 05/01/23	1,735,409	1,706,090
5.500% 11/01/21	309,868	311,412
5.500% 08/01/22	1,632,660	1,639,934
6.000% 03/01/09	11,563	11,809
6.000% 05/01/09	125,131	127,794
Small Business Administration
2.625% 03/25/22 (e)	70,353	70,672
2.625% 06/25/22 (e)	161,102	161,842
Total Mortgage-Backed Securities (Cost of $23,639,393)		23,632,900
Commercial Mortgage-Backed Securities (8.3%)
Bear Stearns Commercial Mortgage Securities, Inc.
3.869% 02/11/41	3,425,000	3,410,476
Capco America Securitization Corp.
6.260% 10/15/30	251,615	251,824
CS First Boston Mortgage Securities Corp.
4.512% 07/15/37	800,000	791,850
5.017% 08/15/38	350,000	348,651
First Union National Bank Commercial Mortgage
7.841% 05/17/32	1,943,078	2,014,767
JPMorgan Chase Commercial Mortgage Securities Corp.
4.914% 07/12/37	1,415,441	1,412,184
5.538% 02/12/49	1,696,215	1,687,052
JPMorgan Commercial Mortgage Finance Corp.
6.812% 01/15/30	700,000	718,339
LB-UBS Commercial Mortgage Trust
4.243% 10/15/29	1,000,000	976,654
5.642% 12/15/25	361,030	364,317

See Accompanying Notes to Financial Statements.

38

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Commercial Mortgage-Backed Securities (continued)
Merrill Lynch Mortgage Trust
4.446% 09/12/42	$734,511	$732,979
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.549% 06/12/50	1,727,083	1,715,880
Morgan Stanley Capital I
7.020% 03/15/32 (e)	689,066	693,862
Prudential Securities Secured Financing Corp.
6.480% 11/01/31	217,208	217,097
7.511% 06/16/31 (e)	1,700,000	1,737,606
Total Commercial Mortgage-Backed Securities (Cost of $17,017,854)		17,073,538
Government & Agency Obligations (6.0%)
Foreign Government Obligations (0.7%)
Morocco Government AID Bond
3.125% 05/01/23 (e)	300,000	287,478
Province of Quebec
5.000% 07/17/09 (a)	875,000	890,018
United Mexican States
4.625% 10/08/08	325,000	325,000
		1,502,496
U.S. Government Agencies (3.3%)
Federal Home Loan Bank
5.250% 06/11/10 (a)	3,400,000	3,527,306
Federal National Mortgage Association
4.625% 06/01/10	1,700,000	1,742,316
5.000% 04/20/09	1,400,000	1,421,469
5.375% 08/15/09	100,000	102,652
		6,793,743
U.S. Government Obligations (2.0%)
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11 (a)	1,219,463	1,305,302
U.S. Treasury Notes
3.875% 10/31/12 (a)	2,700,000	2,781,843
		4,087,145
Total Government & Agency Obligations (Cost of $12,383,078)		12,383,384
	Shares
Securities Lending Collateral (3.1%)
State Street Navigator Securities Lending Prime Portfolio (f) (7 day yield of 2.654%)	6,312,979	6,312,979
Total Securities Lending Collateral (Cost of $6,312,979)		6,312,979

See Accompanying Notes to Financial Statements.

39

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (6.1%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08 at 2.070%, collateralized by U.S. Government Agency Obligation maturing 05/28/09, market value $12,725,000 (repurchase proceeds $12,473,717)	$12,473,000	$12,473,000
Total Short-Term Obligation (Cost of $12,473,000)		12,473,000
Total Investments (104.6%) (Cost of $216,341,505) (h)		214,950,571
Obligation to Return Collateral for Securities Loaned (-3.1%)		(6,312,979)
Other Assets & Liabilities, Net (-1.5%)		(3,094,137)
Net Assets (100.0%)		$205,543,455

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at July 31, 2008. The total market value of securities on loan at July 31, 2008 is $6,214,200.

(b)  Investments in affiliates during the year ended July 31, 2008:
Security name:  Countrywide Home Loans, Inc., 4.125% 09/15/09

Par as of 07/31/07:	$600,000
Par purchased:	$-
Par sold:	$-
Par as of 07/31/08:	$600,000
Net realized gain:	$-
Interest income earned:	$24,750
Value at end of period:	$583,174
Countrywide became an affiliate on July 1, 2008.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, these securities, which are not illiquid, amounted to $2,828,155, which represents 1.4% of net assets.

(d)  Security purchased on a delayed delivery basis.

(e)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2008.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  The issuer filed for bankruptcy protection under Chapter 11 on September 15, 2008. As a result of this bankruptcy filing, income is no longer being accrued on this security.

(h)  Cost for federal income tax purposes is $216,760,565.

See Accompanying Notes to Financial Statements.

40

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	30.4
Asset-Backed Securities	20.1
Collateralized Mortgage Obligations	19.1
Mortgage-Backed Securities	11.5
Commercial Mortgage-Backed Securities	8.3
Government & Agency Obligations	6.0
95.4
Securities Lending Collateral	3.1
Short-Term Obligation	6.1
Obligation to Return Collateral for Securities Loaned	(3.1)
Other Assets & Liabilities, Net	(1.5)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

41

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Par	Value
Corporate Fixed-Income Bonds & Notes (31.0%)
Basic Materials (1.6%)
Chemicals (1.6%)
E.I. Du Pont de Nemours & Co.
6.875% 10/15/09	$1,500,000	$1,554,530
Communications (3.2%)
Media (2.7%)
Comcast MO of Delaware LLC
9.000% 09/01/08	1,000,000	1,001,999
Time Warner Entertainment Co. LP
7.250% 09/01/08 (a)	1,000,000	1,002,467
Walt Disney Co.
2.796% 09/10/09 (b)	580,000	579,988
		2,584,454
Telecommunications (0.5%)
Cisco Systems, Inc.
2.738% 02/20/09 (b)	500,000	500,255
		3,084,709
Consumer Cyclical (0.5%)
Retail (0.5%)
Wal-Mart Stores, Inc.
6.875% 08/10/09	500,000	519,806
Consumer Non-Cyclical (3.4%)
Beverages (1.1%)
Diageo Finance BV
2.921% 03/30/09 (b)	1,000,000	998,821
Cosmetics/Personal Care (0.1%)
Procter & Gamble Co.
3.500% 12/15/08	100,000	100,197
Food (1.2%)
Pepsi Bottling Holdings, Inc.
5.625% 02/17/09 (c)	1,150,000	1,160,788
Healthcare Services (1.0%)
UnitedHealth Group Inc.
2.762% 03/02/09 (b)	1,000,000	989,077
		3,248,883
Energy (0.4%)
Oil & Gas (0.4%)
Conoco Funding Co.
6.350% 10/15/11	400,000	423,588

See Accompanying Notes to Financial Statements.

42

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Financials (16.7%)
Banks (3.0%)
American Express Centurion Bank
5.200% 11/26/10 (a)	$750,000	$748,882
Comerica Bank
2.788% 08/24/11 (b)	1,000,000	907,794
Deutsche Bank AG
4.875% 05/20/13	625,000	613,419
National Westminster Bank PLC
7.375% 10/01/09	641,000	656,806
		2,926,901
Diversified Financial Services (10.2%)
Bear Stearns Companies, Inc.
3.096% 01/30/09 (b)	1,000,000	997,307
Capital One Bank USA
5.000% 06/15/09	800,000	798,522
Citigroup, Inc.
4.125% 02/22/10	850,000	839,157
Credit Suisse USA, Inc.
6.125% 11/15/11	785,000	805,664
General Electric Capital Corp.
2.845% 01/26/11 (a)(b)	1,000,000	988,153
Goldman Sachs Group, Inc.
2.964% 02/06/12 (b)	1,000,000	950,995
6.650% 05/15/09	500,000	511,351
HSBC Finance Corp.
2.944% 08/09/11 (b)	850,000	803,435
JPMorgan Chase & Co.
4.600% 01/17/11	750,000	745,760
Lehman Brothers Holdings, Inc.
2.871% 03/23/09 (b)(j)	750,000	722,879
Merrill Lynch & Co., Inc.
4.250% 02/08/10	800,000	782,197
Morgan Stanley
3.035% 01/18/11 (b)	1,000,000	941,022
		9,886,442
Insurance (1.6%)
Berkshire Hathaway Finance Corp.
3.092% 01/11/11 (b)	1,500,000	1,498,207
Savings & Loans (1.9%)
Wachovia Mortgage FSB
2.807% 03/02/09 (b)	1,000,000	999,593
Washington Mutual Bank
2.874% 11/06/09 (b)	1,000,000	820,209
		1,819,802
		16,131,352

See Accompanying Notes to Financial Statements.

43

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Industrials (1.0%)
Transportation (1.0%)
Union Pacific Corp.
3.875% 02/15/09	$1,000,000	$998,692
Information Technology (1.6%)
Computers (1.6%)
Hewlett-Packard Co.
2.786% 06/15/09 (b)	1,000,000	999,967
International Business Machines Corp.
4.375% 06/01/09	500,000	505,726
		1,505,693
Utilities (2.6%)
Electric (1.6%)
Consolidated Edison Co. of New York, Inc.
4.700% 06/15/09	500,000	505,068
Duke Energy Carolinas LLC
4.500% 04/01/10	1,000,000	1,011,240
		1,516,308
Gas (1.0%)
Sempra Energy
4.750% 05/15/09	1,000,000	1,003,800
		2,520,108
Total Corporate Fixed-Income Bonds & Notes (Cost of $30,449,026)		29,987,361
Asset-Backed Securities (30.4%)
Advanta Business Card Master Trust
5.300% 05/21/12	1,000,000	1,000,354
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	357,249	345,939
5.190% 11/06/11	1,500,000	1,489,552
5.210% 10/06/11	669,199	658,488
5.420% 08/08/11	1,554,137	1,516,952
Bank One Issuance Trust
3.940% 04/16/12	2,000,000	2,013,054
Bay View Auto Trust
4.550% 02/25/14	943,520	949,964
5.010% 06/25/14	300,000	302,592
Capital One Multi-Asset Execution Trust
4.400% 08/15/11	1,000,000	1,002,994
Capital One Prime Auto Receivables Trust
4.990% 09/15/10	256,101	257,855
Carmax Auto Owner Trust
5.150% 02/15/11	1,226,157	1,239,044

See Accompanying Notes to Financial Statements.

44

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Centex Home Equity
6.540% 01/25/32 (b)	$189,463	$129,293
Chase Issuance Trust
4.520% 12/15/10	1,300,000	1,302,571
CIT Equipment Collateral
5.070% 02/20/10	806,657	811,161
5.160% 02/20/13	600,000	603,867
Citibank Credit Card Issuance Trust
4.400% 09/15/10	1,500,000	1,501,986
5.300% 05/20/11	1,000,000	1,015,257
CNH Equipment Trust
5.200% 06/15/10	453,336	456,278
5.200% 08/16/10	606,935	609,925
Drive Auto Receivables Trust
5.300% 07/15/11 (c)	648,642	645,947
5.490% 05/15/11 (c)	319,134	319,254
Ford Credit Floorplan Master Owner Trust
2.638% 06/15/11 (b)	700,000	685,483
Franklin Auto Trust
4.910% 04/20/10	4,833	4,838
GE Equipment Small Ticket LLC
4.880% 10/22/09 (c)	195,930	196,205
GMAC Mortgage Corp. Loan Trust
6.310% 05/25/36	246,010	224,661
GS Auto Loan Trust
4.450% 05/17/10	150,517	151,067
Harley-Davidson Motorcycle Trust
5.360% 10/15/10	8,747	8,756
Household Automotive Trust
5.280% 09/17/11	1,095,646	1,104,598
5.300% 11/17/11	1,000,000	999,828
5.430% 06/17/11	560,688	561,365
Long Beach Auto Receivables Trust
4.080% 06/15/10	26,338	26,336
4.972% 10/15/11	750,000	741,300
5.170% 08/15/11	1,139,006	1,128,506
Nomura Asset Acceptance Corp.
2.601% 01/25/36 (b)(c)	89,037	83,608
Onyx Acceptance Grantor Trust
4.180% 03/15/10	63,222	62,870
Ownit Mortgage Loan Asset-Backed Certificates
5.424% 12/25/36	102,899	102,684
Residential Funding Mortgage Securities II, Inc.
2.581% 09/25/35 (b)	77,118	75,034
Santander Drive Auto Receivables Trust
5.050% 09/15/11	1,000,000	984,062

See Accompanying Notes to Financial Statements.

45

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
Triad Auto Receivables Owner Trust
4.220% 06/12/12	$670,921	$641,583
4.280% 06/14/10	138,247	137,885
4.770% 01/12/11	352,931	349,316
5.260% 11/14/11	1,204,748	1,184,836
5.410% 08/12/11	834,254	827,125
Wachovia Auto Owner Trust
4.790% 04/20/10	13,989	14,004
World Omni Auto Receivables Trust
4.130% 03/15/11	925,000	924,908
Total Asset-Backed Securities (Cost of $29,449,764)		29,393,185
Government & Agency Obligations (9.7%)
Foreign Government Obligations (0.5%)
Svensk Exportkredit AB
4.000% 06/15/10	500,000	506,342
U.S. Government Agencies (9.2%)
Federal Home Loan Bank
3.500% 07/16/10 (a)	1,000,000	1,005,740
4.375% 10/22/10 (a)	1,000,000	1,022,926
5.800% 09/02/08	200,000	200,525
Federal Home Loan Mortgage Corp.
4.250% 07/15/09 (a)	1,000,000	1,012,394
5.000% 06/11/09 (a)	1,500,000	1,526,751
Federal National Mortgage Association
4.250% 05/15/09 (a)	3,000,000	3,032,805
4.750% 12/15/10	1,000,000	1,032,049
		8,833,190
Total Government & Agency Obligations (Cost of $9,353,920)		9,339,532
Collateralized Mortgage Obligations (7.5%)
Agency (2.8%)
Federal Home Loan Mortgage Corp.
4.000% 05/15/14	37,473	37,497
4.000% 07/15/24	141,780	141,822
4.500% 11/15/16	213,528	214,803
5.000% 07/15/14	167,453	167,723
5.000% 11/15/15	119,967	121,087
5.000% 02/15/16	412,170	416,271
5.000% 05/15/26	217,656	219,592
5.500% 02/15/24	194,685	196,629

See Accompanying Notes to Financial Statements.

46

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Agency (continued)
Federal National Mortgage Association
4.500% 03/25/13	$197,847	$197,942
5.000% 01/25/23	46,629	46,566
5.500% 11/25/26	797,883	810,346
6.000% 01/25/31	129,076	129,274
		2,699,552
Non-Agency (4.7%)
Axon Financial Funding Ltd.
3.391% 04/04/17 (b)(c)(d)(e)(f)	1,750,000	17,500
Bear Stearns Alt-A Trust
2.681% 12/25/46 (b)	786,107	239,969
Granite Master Issuer PLC
2.949% 12/17/54 (b)(d)	750,000	635,625
Indymac Index Mortgage Loan Trust
2.701% 04/25/37 (b)	294,306	78,996
JPMorgan Mortgage Trust
5.500% 04/25/36	296,320	293,422
Kildare Securities Ltd.
2.756% 12/10/43 (b)(c)	949,336	923,223
Leek Finance PLC
2.911% 12/21/38 (b)(c)	1,500,000	1,320,753
Opteum Mortgage Acceptance Corp.
5.470% 12/25/35 (b)	98,151	98,140
Residential Mortgage Securities PLC
2.748% 11/14/31 (b)(c)	204,650	203,915
Washington Mutual, Inc.
4.833% 10/25/35 (b)	550,714	530,700
6.250% 07/25/36	190,980	189,869
		4,532,112
Total Collateralized Mortgage Obligations (Cost of $9,883,401)		7,231,664
Mortgage-Backed Securities (2.7%)
Federal Home Loan Mortgage Corp.
3.500% 09/01/08	717,064	716,410
5.060% 02/01/36 (b)	1,027,677	1,032,535
Federal National Mortgage Association
4.247% 03/01/34 (b)	811,155	810,707
Total Mortgage-Backed Securities (Cost of $2,534,014)		2,559,652

See Accompanying Notes to Financial Statements.

47

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Securities Lending Collateral (10.6%)
State Street Navigator Securities Lending Prime Portfolio (g) (7 day yield of 2.654%)	10,256,013	$10,256,013
Total Securities Lending Collateral (Cost of $10,256,013)		10,256,013
	Par
Short-Term Obligations (18.4%)
Commercial Paper (16.8%)
Amstel Funding Corp.
2.750% 08/07/08	$1,800,000	1,799,175
Barclays Bank PLC
3.080% 04/21/09 (h)	1,000,000	997,500
CAFCO LLC
2.750% 10/16/08	850,000	844,724
2.690% 09/09/08	500,000	498,543
Cancara Asset Securitisation LLC
2.900% 10/16/08	1,000,000	993,793
Charta Corp.
2.690% 09/10/08	500,000	498,506
Ciesco LLC
2.690% 09/09/08	500,000	498,543
Clipper Receivables Co. LLC
2.750% 08/11/08	700,000	699,465
Eureka Securitization, Inc.
2.570% 08/11/08	1,800,000	1,798,715
Gotham Funding Corp.
2.770% 10/17/08	1,000,000	993,639
Natixis NY
3.050% 10/27/08	750,000	750,305
Royal Bank of Scotland PLC NY
2.650% 08/27/08	500,000	500,000
2.870% 10/21/08	1,000,000	993,668
Scaldis Capital LLC
2.900% 10/16/08	750,000	745,329
Solitaire Funding LLC
2.900% 09/17/08	250,000	249,054
Thames Asset Global Securitization, Inc.
2.640% 08/28/08	500,000	499,010
2.900% 09/15/08	250,000	249,094
Unicredito Italiano Bank Ireland
2.950% 10/07/08	600,000	596,894
Variable Funding Capital Corp.
2.570% 08/18/08	500,000	499,393
Viacom, Inc.
2.850% 08/04/08	1,500,000	1,499,644
		16,204,994

See Accompanying Notes to Financial Statements.

48

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
U.S. Government Agencies (1.0%)
Federal National Mortgage Association
2.146% 08/20/08 (a)(i)	$1,000,000	$998,878
U.S. Government Obligations (0.6%)
U.S. Treasury Bill
2.061% 12/04/08 (i)	600,000	595,746
Total Short-Term Obligations (Cost of $17,802,440)		17,799,618
Total Investments (110.3%) (Cost of $109,728,578) (k)		106,567,025
Obligation to Return Collateral for Securities Loaned (-10.6%)		(10,256,013)
Other Assets & Liabilities, Net (0.3%)		284,006
Net Assets (100.0%)		$96,595,018

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at July 31, 2008. The total market value of securities on loan at July 31, 2008 is $10,068,552.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2008.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, these securities, which are not illiquid except for those in the following table, amounted to $4,871,193, which represents 5.0% of net assets.

Security	Acquisition Date	Par	Cost	Value
Axon Financial Funding Ltd., 3.391% 04/04/17	04/04/07	$1,750,000	$1,750,000	$17,500

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. The value of these securities amounted to $653,125, which represents 0.7% of net assets.

(e)  Security issued by a structured investment vehicle.

(f)  The issuer is in default of certain debt covenants. Income is not being accrued. At July 31, 2008, the value of these securities amounted to $17,500, which represents less than 0.1% of net assets.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  The rate shown represents the discount rate at the date of purchase.

(i)  The rate shown represents the annualized yield at the date of purchase.

(j)  The issuer filed for bankruptcy protection under Chapter 11 on September 15, 2008. As a result of this bankruptcy filing, income is no longer being accrued on this security.

(k)  Cost for federal income tax purposes is $109,870,887.

See Accompanying Notes to Financial Statements.

49

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	31.0
Asset-Backed Securities	30.4
Government & Agency Obligations	9.7
Collateralized Mortgage Obligations	7.5
Mortgage-Backed Securities	2.7
81.3
Securities Lending Collateral	10.6
Obligation to Return Collateral for Securities Loaned	(10.6)
Short-Term Obligations	18.4
Other Assets & Liabilities, Net	0.3
100.0

See Accompanying Notes to Financial Statements.

50

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Par (a)		Value
Corporate Fixed-Income Bonds & Notes (90.3%)
Basic Materials (9.6%)
Chemicals (3.3%)
Agricultural Chemicals (1.0%)
Mosaic Co.
7.625% 12/01/16 (b)		$315,000	$330,750
Terra Capital, Inc.
7.000% 02/01/17		135,000	133,312
			464,062
Chemicals-Diversified (1.6%)
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	165,000	223,917
7.875% 11/15/14		290,000	271,875
NOVA Chemicals Corp.
6.500% 01/15/12		275,000	250,250
			746,042
Chemicals-Specialty (0.7%)
Chemtura Corp.
6.875% 06/01/16		345,000	291,525
			1,501,629
Forest Products & Paper (1.8%)
Paper & Related Products (1.8%)
Cascades, Inc.
7.250% 02/15/13		250,000	212,500
Domtar Corp.
7.125% 08/15/15		305,000	286,700
Georgia-Pacific Corp.
8.000% 01/15/24		300,000	276,000
NewPage Corp.
10.000% 05/01/12		70,000	67,025
			842,225
Iron/Steel (1.9%)
Steel-Producers (1.9%)
Russel Metals, Inc.
6.375% 03/01/14		470,000	440,625
Steel Dynamics, Inc.
7.750% 04/15/16 (b)		455,000	448,175
			888,800
Metals & Mining (2.6%)
Diversified Minerals (0.9%)
FMG Finance Ltd.
10.625% 09/01/16 (b)		345,000	400,200
Metal-Diversified (1.7%)
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17		730,000	764,675
			1,164,875
			4,397,529

See Accompanying Notes to Financial Statements.

51

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Communications (13.2%)
Media (7.3%)
Broadcast Services/Programs (0.8%)
Liberty Media LLC
8.250% 02/01/30	$425,000	$376,470
Cable TV (4.0%)
Charter Communications Holdings II LLC/ Charter Communications Holdings II/Capital Corp.
10.250% 09/15/10	170,000	161,925
CSC Holdings, Inc.
7.625% 04/01/11	300,000	296,625
DirecTV Holdings LLC
6.375% 06/15/15	710,000	669,175
EchoStar DBS Corp.
6.625% 10/01/14	770,000	706,475
		1,834,200
Multimedia (1.8%)
Lamar Media Corp.
7.250% 01/01/13	465,000	444,075
Quebecor Media, Inc.
7.750% 03/15/16	385,000	355,162
		799,237
Publishing-Periodicals (0.7%)
Idearc, Inc.
8.000% 11/15/16	245,000	111,475
RH Donnelley Corp.
8.875% 10/15/17	390,000	187,200
		298,675
		3,308,582
Telecommunication Services (5.9%)
Satellite Telecommunications (0.5%)
Intelsat Corp.
9.250% 06/15/16 (b)	225,000	221,063
Telecommunication Equipment (0.8%)
Lucent Technologies, Inc.
6.450% 03/15/29	515,000	363,075
Telecommunication Services (0.5%)
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	220,000	223,300
Telephone-Integrated (4.1%)
Citizens Communications Co.
7.875% 01/15/27	490,000	431,200

See Accompanying Notes to Financial Statements.

52

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Telephone-Integrated (continued)
Qwest Communications International, Inc.
7.500% 02/15/14	$200,000	$184,500
Qwest Corp.
7.500% 10/01/14	580,000	532,150
7.500% 06/15/23	100,000	82,000
Windstream Corp.
7.000% 03/15/19	250,000	228,750
8.625% 08/01/16	440,000	445,500
		1,904,100
		2,711,538
		6,020,120
Consumer Cyclical (8.8%)
Apparel (0.5%)
Apparel Manufacturers (0.5%)
Levi Strauss & Co.
9.750% 01/15/15	245,000	230,913
Auto Parts & Equipment (1.6%)
Auto/Truck Parts & Equipment-Original (0.8%)
ArvinMeritor, Inc.
8.125% 09/15/15	125,000	102,031
TRW Automotive, Inc.
7.000% 03/15/14 (b)	305,000	269,163
		371,194
Auto/Truck Parts & Equipment-Replacement (0.2%)
Commercial Vehicle Group, Inc.
8.000% 07/01/13	100,000	85,000
Rubber-Tires (0.6%)
Goodyear Tire & Rubber Co.
8.625% 12/01/11	81,000	82,013
9.000% 07/01/15	175,000	176,312
		258,325
		714,519
Entertainment (0.9%)
Music (0.7%)
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (b)	195,000	174,525
WMG Acquisition Corp.
7.375% 04/15/14	210,000	165,900
		340,425
Racetracks (0.2%)
Speedway Motorsports, Inc.
6.750% 06/01/13	72,000	68,940
		409,365

See Accompanying Notes to Financial Statements.

53

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Home Builders (0.6%)
Building-Residential/Commercial (0.6%)
KB Home
5.875% 01/15/15	$365,000	$299,300
Leisure Time (0.6%)
Cruise Lines (0.6%)
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	215,000	188,125
7.000% 06/15/13	95,000	84,312
		272,437
Lodging (2.3%)
Casino Hotels (1.1%)
MGM Mirage
7.500% 06/01/16	490,000	390,775
Pinnacle Entertainment, Inc.
7.500% 06/15/15	155,000	115,475
		506,250
Gambling (Non-Hotel) (1.2%)
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)	370,000	284,900
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	260,000	251,332
		536,232
		1,042,482
Retail (1.7%)
Retail-Apparel/Shoe (0.4%)
Phillips-Van Heusen Corp.
7.250% 02/15/11	195,000	195,000
Retail-Automobiles (0.5%)
AutoNation, Inc.
7.000% 04/15/14	235,000	202,394
Retail-Propane Distributors (0.8%)
AmeriGas Partners LP
7.125% 05/20/16	305,000	276,787
7.250% 05/20/15	90,000	83,250
		360,037
		757,431
Textiles (0.6%)
Textile-Products (0.6%)
INVISTA
9.250% 05/01/12 (b)	295,000	297,950
		4,024,397

See Accompanying Notes to Financial Statements.

54

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Consumer Non-Cyclical (10.4%)
Agriculture (0.7%)
Tobacco (0.7%)
Reynolds American, Inc.
7.625% 06/01/16	$305,000	$315,186
Beverages (0.9%)
Beverages-Wine/Spirits (0.9%)
Constellation Brands, Inc.
8.125% 01/15/12	400,000	401,000
Biotechnology (0.6%)
Medical-Biomedical/Gene (0.6%)
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	295,000	294,262
Commercial Services (2.0%)
Commercial Services (0.5%)
Iron Mountain, Inc
8.000% 06/15/20	215,000	209,088
Funeral Services & Related Items (0.6%)
Service Corp. International
6.750% 04/01/16	100,000	92,000
7.375% 10/01/14	215,000	208,012
		300,012
Private Corrections (0.9%)
Corrections Corp. of America
6.250% 03/15/13	415,000	405,662
		914,762
Food (1.0%)
Food-Dairy Products (0.2%)
Dean Foods Co.
7.000% 06/01/16	110,000	99,550
Food-Meat Products (0.4%)
Smithfield Foods, Inc.
7.750% 07/01/17	205,000	175,275
Food-Miscellaneous/Diversified (0.4%)
Del Monte Corp.
6.750% 02/15/15	200,000	187,000
		461,825

See Accompanying Notes to Financial Statements.

55

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Healthcare Products (0.6%)
Medical Products (0.6%)
Biomet, Inc.
PIK,
10.375% 10/15/17	$255,000	$268,388
Healthcare Services (2.9%)
Medical-Hospitals (2.9%)
HCA, Inc.
9.250% 11/15/16	270,000	278,100
PIK,
9.625% 11/15/16	1,015,000	1,045,450
		1,323,550
Household Products/Wares (0.4%)
Consumer Products-Miscellaneous (0.4%)
American Greetings Corp.
7.375% 06/01/16	190,000	181,450
Pharmaceuticals (1.3%)
Medical-Drugs (0.5%)
Elan Finance PLC
8.875% 12/01/13	225,000	219,375
Pharmacy Services (0.8%)
Omnicare, Inc.
6.750% 12/15/13	410,000	381,300
		600,675
		4,761,098
Energy (14.9%)
Coal (2.5%)
Coal (2.5%)
Arch Western Finance LLC
6.750% 07/01/13	475,000	473,812
Massey Energy Co.
6.875% 12/15/13	200,000	195,750
Peabody Energy Corp.
6.875% 03/15/13	455,000	459,550
		1,129,112
Oil & Gas (8.6%)
Oil & Gas Drilling (0.7%)
Pride International, Inc.
7.375% 07/15/14	335,000	337,513
Oil Companies-Exploration & Production (7.3%)
Chesapeake Energy Corp.
6.375% 06/15/15	700,000	661,500

See Accompanying Notes to Financial Statements.

56

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Oil Companies-Exploration & Production (continued)
Cimarex Energy Co.
7.125% 05/01/17	$210,000	$206,850
Compton Petroleum Corp.
7.625% 12/01/13	320,000	312,000
KCS Energy, Inc.
7.125% 04/01/12	225,000	216,000
Newfield Exploration Co.
6.625% 09/01/14	345,000	326,025
6.625% 04/15/16	95,000	88,588
OPTI Canada, Inc.
8.250% 12/15/14	440,000	443,300
PetroHawk Energy Corp.
7.875% 06/01/15 (b)	115,000	111,262
Pioneer Natural Resources Co.
5.875% 07/15/16	225,000	201,771
Quicksilver Resources, Inc.
7.125% 04/01/16	350,000	301,875
Range Resources Corp.
7.500% 05/15/16	155,000	151,512
Southwestern Energy Co.
7.500% 02/01/18 (b)	295,000	302,375
		3,323,058
Oil Refining & Marketing (0.6%)
Tesoro Corp.
6.625% 11/01/15	295,000	259,600
		3,920,171
Pipelines (3.8%)
Pipelines (3.8%)
Atlas Pipeline Partners LP
8.125% 12/15/15	255,000	249,263
Colorado Interstate Gas Co.
6.800% 11/15/15	116,000	118,442
El Paso Corp.
6.875% 06/15/14	430,000	428,969
7.250% 06/01/18	175,000	173,250
El Paso Performance-Linked Trust
7.750% 07/15/11 (b)	110,000	111,312
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	325,000	299,406
MarkWest Energy Partners LP
6.875% 11/01/14	415,000	386,987
		1,767,629
		6,816,912

See Accompanying Notes to Financial Statements.

57

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Financials (5.1%)
Capital Markets (2.0%)
Investment Management/Advisor Service (2.0%)
Nuveen Investments Bank Debt Term Loan
5.460% 11/13/14 (c)(d)	$453,564	$418,413
5.483% 11/13/14 (c)(d)	518,359	478,186
Nuveen Investments Bank Debt Term Loan II
5.463% 11/13/14 (c)(d)	25,578	23,595
		920,194
Diversified Financial Services (1.5%)
Finance-Auto Loans (0.6%)
GMAC LLC
8.000% 11/01/31	515,000	288,576
Finance-Investment Banker/Broker (0.5%)
E*Trade Financial Corp.
7.375% 09/15/13	245,000	207,025
Special Purpose Entity (0.4%)
Goldman Sachs Capital II
5.793% 12/29/49 (c)	300,000	198,554
		694,155
Insurance (0.6%)
Property/Casualty Insurance (0.6%)
Crum & Forster Holdings Corp.
7.750% 05/01/17	290,000	267,887
Real Estate Investment Trusts (REITs) (1.0%)
REITS-Hotels (1.0%)
Host Marriott LP
6.375% 03/15/15	530,000	461,100
		2,343,336
Industrials (15.6%)
Aerospace & Defense (2.3%)
Aerospace/Defense-Equipment (0.9%)
BE Aerospace, Inc.
8.500% 07/01/18	130,000	134,225
DRS Technologies, Inc.
6.625% 02/01/16	290,000	292,900
		427,125
Electronics-Military (1.4%)
L-3 Communications Corp.
5.875% 01/15/15	200,000	185,500
6.375% 10/15/15	465,000	437,100
		622,600
		1,049,725

See Accompanying Notes to Financial Statements.

58

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Electrical Components & Equipment (1.1%)
Wire & Cable Products (1.1%)
Belden, Inc.
7.000% 03/15/17	$265,000	$251,088
General Cable Corp.
5.166% 04/01/15 (c)	145,000	127,600
7.125% 04/01/17	145,000	137,025
		515,713
Electronics (0.6%)
Electronic Components-Miscellaneous (0.6%)
Flextronics International Ltd.
6.250% 11/15/14	300,000	277,500
Environmental Control (1.2%)
Non-Hazardous Waste Disposal (1.2%)
Allied Waste North America, Inc.
7.125% 05/15/16	580,000	562,600
Machinery-Construction & Mining (0.9%)
Machinery-Construction & Mining (0.9%)
Terex Corp.
8.000% 11/15/17	430,000	420,325
Machinery-Diversified (1.1%)
Machinery-General Industry (1.1%)
Manitowoc Co., Inc.
7.125% 11/01/13	240,000	225,000
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	250,000	248,125
		473,125
Miscellaneous Manufacturing (2.2%)
Diversified Manufacturing Operators (1.6%)
Bombardier, Inc.
6.300% 05/01/14 (b)	465,000	441,750
Koppers Holdings, Inc.
(e) 11/15/14 (9.875% 11/15/09)	75,000	67,500
Trinity Industries, Inc.
6.500% 03/15/14	255,000	244,162
		753,412
Miscellaneous Manufacturing (0.6%)
American Railcar Industries, Inc.
7.500% 03/01/14	275,000	254,375
		1,007,787

See Accompanying Notes to Financial Statements.

59

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Packaging & Containers (2.7%)
Containers-Metal/Glass (2.7%)
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	$370,000	$382,025
Owens-Illinois, Inc.
7.500% 05/15/10	420,000	427,350
Silgan Holdings, Inc.
6.750% 11/15/13	460,000	436,425
		1,245,800
Transportation (3.5%)
Transportation-Marine (2.1%)
Navios Maritime Holdings, Inc.
9.500% 12/15/14	200,000	195,500
Stena AB
7.500% 11/01/13	460,000	450,800
Teekay Corp.
8.875% 07/15/11	310,000	325,500
		971,800
Transportation-Railroad (0.5%)
Kansas City Southern de Mexico SA de CV
7.375% 06/01/14	220,000	211,750
Transportation-Services (0.9%)
Bristow Group, Inc.
7.500% 09/15/17	400,000	394,000
		1,577,550
		7,130,125
Technology (1.0%)
Semiconductors (1.0%)
Electronic Components-Miscellaneous (0.4%)
NXP BV/NXP Funding LLC
7.875% 10/15/14	185,000	154,012
Electronic Components-Semiconductors (0.6%)
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14	355,000	287,550
		441,562
Utilities (11.7%)
Electric (11.7%)
Electric-Generation (4.6%)
AES Corp.
7.750% 03/01/14	405,000	401,963
8.000% 10/15/17	265,000	261,025
Edison Mission Energy
7.000% 05/15/17	935,000	883,575

See Accompanying Notes to Financial Statements.

60

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Electric-Generation (continued)
Intergen NV
9.000% 06/30/17 (b)	$525,000	$535,500
		2,082,063
Electric-Integrated (3.0%)
CMS Energy Corp.
6.875% 12/15/15	185,000	183,341
Ipalco Enterprises, Inc.
7.250% 04/01/16 (b)	240,000	240,600
TXU Energy Co. LLC
5.961% 10/10/14 (c)(d)	120,714	113,428
6.234% 10/10/14 (c)(d)	731,429	687,282
6.478% 10/10/14 (c)(d)	140,357	131,886
		1,356,537
Independent Power Producer (4.1%)
Dynegy Holdings, Inc.
7.125% 05/15/18	330,000	289,575
7.750% 06/01/19	135,000	124,200
Mirant North America LLC
7.375% 12/31/13	490,000	490,000
NRG Energy, Inc.
7.250% 02/01/14	85,000	82,875
7.375% 02/01/16	380,000	368,600
7.375% 01/15/17	45,000	43,425
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	415,000	406,770
Reliant Energy, Inc.
7.875% 06/15/17	85,000	82,025
		1,887,400
		5,326,000
Total Corporate Fixed-Income Bonds & Notes (Cost of $44,227,308)		41,261,079
Municipal Bond (0.5%)
Virginia (0.5%)
Tobacco (0.5%)
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46	275,000	221,622
Total Municipal Bond (Cost of $274,973)		221,622

See Accompanying Notes to Financial Statements.

61

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Short-Term Obligation (7.9%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08 at 2.070%, collateralized by a U.S. Government Agency Obligation maturing 05/06/10, market value $3,717,540 (repurchase proceeds $3,640,209)	$3,640,000	$3,640,000
Total Short-Term Obligation (Cost of $3,640,000)		3,640,000
Total Investments (98.7%) (Cost of $48,142,281) (f)		45,122,701
Other Assets & Liabilities, Net (1.3%)		574,615
Net Assets (100.0%)		$45,697,316

Notes to Schedule of Investments:

(a)  Principal amount is stated in U.S. dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, these securities, which are not illiquid, except for those in the following table, amounted to $5,051,544, which represents 11.1% of net assets.

Security	Acquisition Date	Par	Cost	Value
Seminole Indian Tribe of Florida 7.804% 10/01/20	09/26/07	$260,000	$263,643	$251,332

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2008.

(d)  Loan participation agreement.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(f)  Cost for federal income tax purposes is $48,332,319.

At July 31, 2008, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Industrials	15.6
Energy	14.9
Communications	13.2
Utilities	11.7
Consumer Non-Cyclical	10.4
Basic Materials	9.6
Consumer Cyclical	8.8
Financials	5.1
Technology	1.0
Municipal Bond	0.5
90.8
Short-Term Obligation	7.9
Other Assets & Liabilities, Net	1.3
100.0

See Accompanying Notes to Financial Statements.

62

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Forward foreign currency exchange contract outstanding on July 31, 2008 is:

Foreign Currency Contract to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$219,618	$220,390	08/28/08	$772

Acronym	Name
EUR	Euro
PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

63

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2008

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
ASSETS:
Unaffiliated investments, at identified cost (including repurchase agreements)	$99,655,794	$215,751,946	$109,728,578	$48,142,281
Affiliated investment, at identified cost	-	589,559	-	-
Total investments, at identified cost	99,655,794	216,341,505	109,728,578	48,142,281
Unaffiliated investments, at value (including securities on loan of $10,809,928, $6,214,200, $10,068,552 and $-, respectively)	$98,307,826	$214,367,397	$106,567,025	$45,122,701
Affiliated investment, at value	-	583,174	-	-
Total investments, at value	98,307,826	214,950,571	106,567,025	45,122,701
Cash	326	1,042	-	2,776
Unrealized appreciation on foreign forward currency contracts	-	-	-	772
Receivable for:
Investments sold	478,381	-	1,099,093	203,427
Investments sold on a delayed delivery basis	1,732,981	-	-	-
Capital stock sold	-	844,029	-	-
Interest	643,047	1,464,249	552,482	778,069
Securities lending	5,695	3,273	4,201	-
Foreign tax reclaim	-	2,032	945	-
Expense reimbursement due from investment advisor	7,956	9,799	11,828	7,347
Trustees' deferred compensation plan	11,195	13,579	11,320	17,158
Total Assets	101,187,407	217,288,574	108,246,894	46,132,250
LIABILITIES:
Collateral on securities loaned	11,032,313	6,312,979	10,256,013	-
Payable to custodian bank	-	-	1,019,261	-
Payable for:
Investments purchased	415,937	2,433,428	-	221,252
Investments purchased on a delayed delivery basis	1,288,959	2,122,553	-	-
Capital stock redeemed	-	10,000	-	-
Distributions	250,034	763,400	299,113	134,258
Investment advisory fee	19,913	44,039	19,498	15,403
Trustees' fees	1,651	1,925	2,314	2,954
Audit fee	38,161	37,084	36,362	41,610
Interest expense	219	-	-	-
Trustees' deferred compensation plan	11,195	13,579	11,320	17,158
Other liabilities	4,739	6,132	7,995	2,299
Total liabilities	13,063,121	11,745,119	11,651,876	434,934
NET ASSETS	$88,124,286	$205,543,455	$96,595,018	$45,697,316
NET ASSETS CONSIST OF:
Paid-in capital	$92,718,407	$212,283,114	$103,478,844	$65,463,300
Overdistributed net investment income	(15,938)	(277,393)	(70,674)	(138,303)
Accumulated net realized loss	(3,230,215)	(5,071,332)	(3,651,599)	(16,608,858)
Net unrealized appreciation (depreciation) on:
Investments	(1,347,968)	(1,390,934)	(3,161,553)	(3,019,580)
Foreign currency translations	-	-	-	757
NET ASSETS	$88,124,286	$205,543,455	$96,595,018	$45,697,316
Shares of capital stock outstanding	8,922,994	17,880,575	10,395,762	6,382,053
Net asset value, offering and redemption price per share	$9.88	$11.50	$9.29	$7.16

See Accompanying Notes to Financial Statements.
64

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2008

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
NET INVESTMENT INCOME:
Investment income:
Interest	$4,580,636	$8,513,358	$5,828,462	$3,951,910
Interest from affiliate	-	24,750	-	-
Securities lending	110,577	58,228	57,368	-
Foreign withholding tax	-	-	(2,539)	-
Total investment income	4,691,213	8,596,336	5,883,291	3,951,910
Expenses:
Investment advisory fee	220,112	419,068	304,921	213,146
Trustees' fees	14,884	16,998	17,066	17,218
Audit fee	46,231	46,316	51,470	47,500
Other expenses	13,303	19,160	20,036	9,931
Expenses before interest expense	294,530	501,542	393,493	287,795
Interest expense	764	-	-	1,125
Total expenses	295,294	501,542	393,493	288,920
Fees and expenses waived or reimbursed by investment advisor	(74,418)	(82,474)	(88,572)	(74,649)
Net expenses	220,876	419,068	304,921	214,271
Net investment income	4,470,337	8,177,268	5,578,370	3,737,639
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	(998,360)	(138,271)	(1,876,094)	(2,383,454)
Foreign currency transactions	-	-	-	(27,127)
Futures contracts	-	176,662	-	-
Net realized gain (loss)	(998,360)	38,391	(1,876,094)	(2,410,581)
Net change in unrealized appreciation (depreciation) on:
Investments	(458,717)	(1,041,658)	(2,191,777)	264,596
Foreign currency translations	-	-	-	(1,069)
Futures contracts	-	11,254	-	-
Net change in unrealized appreciation (depreciation)	(458,717)	(1,030,404)	(2,191,777)	263,527
Net loss	(1,457,077)	(992,013)	(4,067,871)	(2,147,054)
NET INCREASE RESULTING FROM OPERATIONS	$3,013,260	$7,185,255	$1,510,499	$1,590,585

See Accompanying Notes to Financial Statements.
65

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Core Bond Fund		CMG Short Term Bond Fund
	Year Ended July 31,		Year Ended July 31,
	2008	2007	2008	2007
Operations:
Net investment income	$4,470,337	$2,834,176	$8,177,268	$4,821,539
Net realized gain (loss) on investments and futures contracts	(998,360)	(370,838)	38,391	(190,355)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(458,717)	199,022	(1,030,404)	414,582
Net increase resulting from operations	3,013,260	2,662,360	7,185,255	5,045,766
Distributions to shareholders:
From net investment income	(4,651,794)	(2,884,251)	(8,705,705)	(5,163,909)
Share transactions:
Subscriptions	40,729,229	22,467,688	127,068,209	84,402,331
Distributions reinvested	1,588,459	1,175,961	1,341,771	2,006,462
Redemptions	(20,228,185)	(11,929,545)	(59,777,866)	(31,843,019)
Net increase from share transactions	22,089,503	11,714,104	68,632,114	54,565,774
Total increase in net assets	20,450,969	11,492,213	67,111,664	54,447,631
NET ASSETS:
Beginning of period	67,673,317	56,181,104	138,431,791	83,984,160
End of period	$88,124,286	$67,673,317	$205,543,455	$138,431,791
Undistributed (overdistributed) net investment income, at end of period	$(15,938)	$19,688	$(277,393)	$(65,836)
Changes in shares:
Subscriptions	4,024,573	2,216,484	10,954,738	7,273,049
Issued for distributions reinvested	156,722	115,624	115,417	172,759
Redemptions	(2,008,322)	(1,172,762)	(5,139,763)	(2,741,444)
Net increase	2,172,973	1,159,346	5,930,392	4,704,364

See Accompanying Notes to Financial Statements.
66

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Ultra Short Term Bond Fund		CMG High Yield Fund
	Year Ended July 31,		Year Ended July 31,
	2008	2007	2008	2007
Operations:
Net investment income	$5,578,370	$5,601,789	$3,737,639	$5,624,962
Net realized loss on investments and foreign currency transactions	(1,876,094)	(105,723)	(2,410,581)	(699,567)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(2,191,777)	(495,504)	263,527	427,881
Net increase resulting from operations	1,510,499	5,000,562	1,590,585	5,353,276
Distributions to shareholders:
From net investment income	(5,705,300)	(5,585,102)	(3,778,512)	(5,912,719)
Share transactions:
Subscriptions	40,228,402	83,925,690	12,887,905	25,687,068
Distributions reinvested	835,828	1,714,428	1,950,122	3,327,328
Redemptions	(93,067,069)	(22,126,272)	(29,125,959)	(62,401,951)
Net increase (decrease) from share transactions	(52,002,839)	63,513,846	(14,287,932)	(33,387,555)
Total increase (decrease) in net assets	(56,197,640)	62,929,306	(16,475,859)	(33,946,998)
NET ASSETS:
Beginning of period	152,792,658	89,863,352	62,173,175	96,120,173
End of period	$96,595,018	$152,792,658	$45,697,316	$62,173,175
Overdistributed net investment income, at end of period	$(70,674)	$(102,958)	$(138,303)	$(334,330)
Changes in shares:
Subscriptions	4,274,964	8,701,439	1,692,130	3,272,380
Distributions reinvested	88,630	177,745	261,129	425,081
Redemptions	(9,893,831)	(2,294,253)	(3,886,936)	(7,930,977)
Net increase (decrease)	(5,530,237)	6,584,931	(1,933,677)	(4,233,516)

See Accompanying Notes to Financial Statements.
67

NOTES TO FINANCIAL STATEMENTS

July 31, 2008

Note 1.  Organization

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains only to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

  CMG Core Bond Fund
  CMG Short Term Bond Fund
  CMG Ultra Short Term Bond Fund
  CMG High Yield Fund

Shares in the Funds are available for purchase by institutional investors investing directly in the Funds, by institutional investors investing in the Funds as an advisory client of Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, and by institutional investors investing in the Funds as an advisory client of U.S. Trust, Bank of America Private Wealth Management. Please see the Funds' prospectuses for further details including applicable investment minimums.

Investment objectives. CMG Core Bond Fund seeks to provide investors a high level of current income consistent with capital preservation. CMG Short Term Bond Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal. CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Fund shares. The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

68

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on each Fund's financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities–an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures contracts. The Funds may invest in futures contracts for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading

69

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Loan participations and commitments. CMG High Yield Fund may invest in loan participations. When the CMG High Yield Fund purchases a loan participation, the CMG High Yield Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the CMG High Yield Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the CMG High Yield Fund and the borrower. The CMG High Yield Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Mortgage dollar roll transactions. The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the

70

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Funds' policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Funds sell the securities becomes insolvent, the Funds' right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Funds are required to repurchase may be worth less than the instruments which the Funds originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed delivery securities. Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury inflation protected securities. The Funds may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Stripped securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Income recognition. Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses, net of any non-reclaimable tax withholding on foreign securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings.

71

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Expenses. General expenses of the Trust are allocated to the Funds and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

72

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

For the year ended July 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, expired capital loss carryforwards, foreign currency transactions, amortization/accretion adjustments and paydown gain/loss reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
CMG Core Bond Fund	$145,831	$(145,830)	$(1)
CMG Short Term Bond Fund	316,880	220,667	(537,547)
CMG Ultra Short Term Bond Fund	159,214	(159,213)	(1)
CMG High Yield Fund	236,900	(236,900)	-

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	July 31, 2008
	Ordinary Income*	Long-term Capital Gains
CMG Core Bond Fund	$4,651,794	$-
CMG Short Term Bond Fund	8,705,705	-
CMG Ultra Short Term Bond Fund	5,705,300	-
CMG High Yield Fund	3,778,512	-
	July 31, 2007
	Ordinary Income*	Long-term Capital Gains
CMG Core Bond Fund	$2,884,251	$-
CMG Short Term Bond Fund	5,163,909	-
CMG Ultra Short Term Bond Fund	5,585,102	-
CMG High Yield Fund	5,912,719	-

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

73

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
CMG Core Bond Fund	$281,927	$-	$(1,488,461)
CMG Short Term Bond Fund	855,352	-	(1,809,994)
CMG Ultra Short Term Bond Fund	438,845	-	(3,303,862)
CMG High Yield Fund	198,530	-	(3,209,618)

*The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

Unrealized appreciation and depreciation at July 31, 2008, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMG Core Bond Fund	$174,711	$(1,663,172)	$(1,488,461)
CMG Short Term Bond Fund	1,015,093	(2,825,087)	(1,809,994)
CMG Ultra Short Term Bond Fund	313,711	(3,617,573)	(3,303,862)
CMG High Yield Fund	177,808	(3,387,426)	(3,209,618)

The following capital loss carryforwards, determined as of July 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2009	2010	2012	2013	2014	2015	2016	Total
CMG Core Bond Fund	$-	$-	$-	$-	$304,526	$1,461,747	$399,785	$2,166,058
CMG Short Term Bond Fund	-	2,365,257	19,156	25,391	989,127	899,128	650,370	4,948,429
CMG Ultra Short Term Bond Fund	-	-	29,640	47,961	627,248	685,751	213,699	1,604,299
CMG High Yield Fund	6,776,032	2,987,019	-	-	-	3,691,106	835,787	14,289,944

Utilization of the capital loss carryforwards in the above table could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $537,548 for CMG Short Term Bond Fund expired during the year ended July 31, 2008. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

74

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, post-October capital losses attributed to security transactions were deferred to August 1, 2008, as follows:

Capital Losses
CMG Core Bond Fund	$958,625
CMG Short Term Bond Fund	57,876
CMG Ultra Short Term Bond Fund	2,047,300
CMG High Yield Fund	2,310,873

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48") effective January 31, 2008. FIN 48 requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, the commitment fee for the line of credit (see Note 6) and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, fees and expenses of the independent Trustees (including legal counsel fees), audit fees, interest expense associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Pricing and bookkeeping fees. The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting

75

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. The pricing and bookkeeping fees for each Fund are payable by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are payable by Columbia. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds or Columbia.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Fee waivers and expense reimbursements. Columbia has contractually agreed to waive its management fee and to the extent necessary bear other expenses of each Fund through March 1, 2009, so that the expenses incurred by the Funds will not exceed the following annual rates (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, based on each Fund's average daily net assets:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

There is no guarantee that these arrangements will continue after March 1, 2009.

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, are charged their pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to each Fund are payable by Columbia.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

76

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Note 5.  Portfolio information

For the year ended July 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
CMG Core Bond Fund	$217,322,469	$199,836,259	$36,517,676	$30,422,910
CMG Short Term Bond Fund	60,662,677	38,126,807	100,486,659	37,850,525
CMG Ultra Short Term Bond Fund	14,201,456	24,014,484	56,465,641	49,532,292
CMG High Yield Fund	-	-	18,446,381	31,867,740

Note 6.  Line of credit

The Funds and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets. The commitment fee, the operations agency fee and the administration fee are included in the unified fee for the Funds.

For the year ended July 31, 2008, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed under these arrangements were as follows:

	Average Borrowings	Weighted Average Interest Rates
CMG Core Bond Fund	$2,200,000	2.488%
CMG High Yield Bond	1,000,000	4.234

Note 7.  Securities lending

Each Fund may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of

77

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 8.  Shares of beneficial interest

As of July 31, 2008, shares of the Funds were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein were as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	90.0
CMG Short Term Bond Fund	1	95.0
CMG Ultra Short Term Bond Fund	1	100.0
CMG High Yield Fund	1	81.7

As of July 31, 2008, two of the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein were as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	10.0
CMG High Yield Fund	1	8.5

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 9.  Significant risks and contingencies

Foreign securities risk. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-backed securities risk. The value of asset-backed securities may be affected by changes in interest rates, the quality of underlying assets or the market's assessment thereof, the creditworthiness of the servicer for the underlying

78

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement.

Mortgage-backed securities risk. The value of the mortgage-backed securities may be affected by, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market's assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

High-yield securities risk. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector focus risk. Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Legal proceedings. The Funds are not named as parties to any regulatory proceedings or litigation.

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

79

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

80

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and the Shareholders of CMG Core Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund and CMG High Yield Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Core Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund and CMG High Yield Fund (the "Funds") (each a series of Columbia Funds Institutional Trust) at July 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 19, 2008

81

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Institutional Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 77, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 77, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 77, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 77, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 77, None

82

Fund Governance (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees (continued)

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 77, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 77, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 77, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 77, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 77, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 77, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

  1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

  2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

83

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

84

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

85

COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/154962-0708 (09/08) 08/56960

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or go to www.columbiamanagement.com.

©2008 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG ENHANCED S&P 500® INDEX FUND
CMG LARGE CAP GROWTH FUND
CMG LARGE CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
CMG SMALL CAP VALUE FUND
CMG SMALL/MID CAP FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2008

NOT FDIC INSURED

May Lose Value

NOT BANK ISSUED

No Bank Guarantee

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. CMG Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Table of Contents

Management Discussion of Fund Performance

CMG Enhanced S&P 500® Index Fund	1

CMG Large Cap Growth Fund	5

CMG Large Cap Value Fund	9

CMG Mid Cap Growth Fund	13

CMG Mid Cap Value Fund	17

CMG Small Cap Growth Fund	21

CMG Small Cap Value Fund	25

CMG Small/Mid Cap Fund	29

CMG International Stock Fund	33

Financial Statements

Financial Highlights	37

Schedules of Investments	46

Statements of Assets and Liabilities	114

Statements of Operations	116

Statements of Changes in Net Assets	118

Notes to Financial Statements	123

Report of Independent Registered Public Accounting Firm	136

Federal Income Tax Information	137

Fund Governance	139

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Enhanced S&P 500® Index Fund returned negative 12.20% for the 12-month period ended July 31, 2008. The fund's return was lower than the return of its benchmark, the S&P 500 Index,1 which was negative 11.09% for the same period. The fund underperformed the negative 10.75% average return for its peer group, the Lipper Large Cap Core Funds Classification.2 Consumer discretionary, financials, health care, technology and utilities had a positive impact on performance relative to the index. However, energy, materials, industrials, consumer staples and telecommunication services detracted from relative return.

In the energy sector, stock selection was a source of negative performance. The fund had more exposure than the index to Sunoco and Valero Energy (0.5% and 0.8% of net assets, respectively), which lost ground as rising commodity prices hurt refining margins. An underweight relative to the index in Hess (0.8% of net assets), an energy distributor, also hampered performance as the stock rose 38% for the period. The fund also had more exposure than the index to the exploration and production activities of EOG Resources (0.3% of net assets), which dropped 19% for the period. Within the materials sector, an overweight in Monsanto (0.7% of net assets) detracted from performance as the company's shares soared on investor enthusiasm for its biotech products in light of strong corn prices.

A combination of stock selection and sector weights aided returns in the consumer discretionary, financials, health care, technology and utilities sectors. In the consumer discretionary sector, a decision to own more McDonald's (0.8% of net assets) than the index was rewarded as strong global sales drove its share price 30% higher. An above-index weight in DIRECTV (0.8% of net assets) also produced positive results for the fund. In the financials sector, the fund had less exposure than the index to Fannie Mae and Wachovia (0.1% of net assets) and it is not permitted to own shares of Columbia's parent company Bank of America, which aided performance as all three were hit hard by weakness in the housing industry, deterioration of consumer spending and credit quality questions.3 We sold Fannie Mae before the end of the period. In the health care sector, a positive return from Amgen (1.3% of net

1 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

"Standard & Poor's" and "S&P" are trademarks of the McGraw-Hill Companies, Inc., and have been licensed for use by the Advisor. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Fund.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3 The fund is not permitted to own Bank of America stock. As of July 31, 2008, Bank of America represented 1.36% of the S&P 500 Index; for the 12-month period ending July 31, 2008, BAC decreased 26.07%.

assets) aided performance. The company's drug for the treatment of osteoporosis and cancer-related bone loss was well received by investors. Stock selection in technology and utilities also aided performance. In the utilities sector, a decision to overweight FirstEnergy (0.7% of net assets) was beneficial as investors gravitated to the company as a relatively safe haven after the tumultuous market conditions of the past year.

Although we expect market volatility to continue over the next year, we are encouraged by the economy's resilience in 2008, despite the powerful negatives of rising energy prices, a weak housing market and continued problems in the credit markets. If there is some relief in any or all of these areas of the economy, we believe that growth could pick up in 2009. In this environment, we believe investors are well served by having broad diversification within their portfolios. Diversification does not ensure a profit or prevent a loss but it can help modulate the ups and downs in any particular sector in any market environment.

We appreciate your continued confidence in CMG Enhanced S&P 500® Index Fund.

Portfolio Management

Vikram Kuriyan has managed the fund since August 2004 and has been with the advisor or its predecessors or affiliate organizations since 2000.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Exxon Mobil	4.1
Microsoft	2.8
Chevron	2.0
Johnson & Johnson	2.0
Procter & Gamble	1.9
Pfizer	1.8
International Business Machines	1.8
AT&T	1.6
Altria Group	1.6
General Electric	1.6

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in the fund also includes market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund will diverge.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	-12.20	7.18	8.29
S&P 500 Index		-11.09	7.03	8.15

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	-14.86	7.76	8.62
S&P 500 Index		-13.12	7.58	8.47

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.30%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Enhanced S&P 500® Index Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	918.60	1,023.62	1.19	1.26	0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2008, CMG Large Cap Growth Fund returned negative 3.57%. Although the fund's return was negative, the fund held up better than its benchmark and peer group in a difficult environment for stocks overall. The fund's benchmark, the Russell 1000 Growth Index1 returned negative 6.29% and the average return for the fund's peer group, the Lipper Large-Cap Growth Funds Classification, was negative 5.72%.2 Stock selection helped performance, as we remained focused on companies with strong competitive positions, good balance sheets, attractive stock valuations and above-average earnings growth prospects.

Stock selection worked especially well in the energy sector, where soaring oil and natural gas prices fueled sharp gains in exploration and production (E&P) stocks with strong production growth. Standouts included E&P companies Southwestern Energy, which we sold, and Hess (0.8% of net assets). As E&P companies boosted production to take advantage of high energy prices, Halliburton, an oilfield service company, and Nabors Industries, a land driller, (1.2% and 1.0% of net assets, respectively) also posted sharp gains.

In the materials sector, agricultural stocks were winners, as the growing demand for ethanol drove corn prices higher, and increased global food consumption, particularly in the emerging markets of China and India, pressured farmers to increase crop yields. In this environment, Potash Corp. of Saskatchewan, which supplies potash for fertilizer, and Monsanto Co. (1.0% of net assets), which sells genetically-enhanced seeds, enjoyed strong demand, leading to strong returns for the year. We sold Potash before period end, as it reached our price objective.

In industrials, alternative energy stocks did well as interest in alternative power increased globally and solar companies reduced costs to become more competitive. First Solar (0.5% of net assets), a U.S. solar company with a presence in Germany, was a top performer. Health care investments further aided returns, led by gains from biotechnology giant Amgen and from BioMarin Pharmaceuticals (1.5% and 0.4% of net assets, respectively). Amgen's stock spiked following the release of positive data on a new osteoporosis drug, while BioMarin's climbed after receiving regulatory approval for a new drug to treat a rare neural disorder.

Technology stocks, which were about 30% of assets, declined as investors became concerned that a slowing economy would curb corporate spending. Detractors included Akamai Technologies, which makes products that help corporate websites run more efficiently, and EMC (0.9% of net assets), a storage company. We sold Akamai before the end of the period. In the consumer sector, the fund's positioning was defensive, as rising energy costs presented

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

consumers with a spending headwind. Strong performance from holdings such as Urban Outfitters (0.8% of net assets) was offset by Nordstrom and OfficeMax, which failed to meet expectations. Elsewhere, Coventry Health Care, a managed health care company, fell sharply, as pricing failed to keep pace with rising health care costs. We sold Nordstrom, OfficeMax and Coventry Health Care.

Going forward, we believe market volatility will continue as long as the economic outlook remains uncertain. However, we remain optimistic about the long-term prospects for large-cap growth stocks. We believe that they stand to benefit as investors seek out companies with the potential to sustain their earnings growth rates in the face of decelerating earnings across the market. In addition, we believe the diverse nature of large-cap businesses tends to make them less susceptible to economic swings. We plan to focus on companies that are in a position to pass on rising input costs as well as companies that can help other businesses run more efficiently and productively.

Thank you for investing in CMG Large Cap Growth Fund.

Portfolio Management

John T. Wilson, lead manager for CMG Large Cap Growth Fund, has managed or co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Roger R. Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Paul J. Berlinguet has co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
QUALCOMM	3.2
International Business Machines	2.6
Google	2.3
Apple	2.2
Wal-Mart Stores	2.2
Microsoft	2.2
Oracle	2.0
Schlumberger	1.9
Cisco Systems	1.9
Johnson & Johnson	1.8

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	Life
CMG Large Cap Growth Fund	09/10/03	-3.57	6.79
Russell 1000 Growth Index		-6.29	5.85

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	Life
CMG Large Cap Growth Fund	09/10/03	-3.02	7.45
Russell 1000 Growth Index		-5.96	6.38

Index performance is from September 10, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.50% and 0.66%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, September 10, 2003 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	981.50	1,022.38	2.46	2.51	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2008, CMG Large Cap Value Fund returned negative 14.50%. Considering the current state of the domestic economic environment and the global economic pressures that provided a challenging environment for equity investors, the fund held up better than its benchmark, the Russell 1000 Value Index, which returned negative 15.15%1, and the average return of its peer group, the Lipper Multi-Cap Value Funds Classification, which returned negative 15.71%.2 In a weak economic environment marked by continued credit and liquidity woes, poor results from the financials and consumer discretionary sectors generally accounted for the fund's negative overall return. While exposure to the poor-performing financials sector hurt the fund during the period, its light exposure to the sector compared to the index helped the fund outperform its benchmark. Positive stock selection within the financials sector and significant exposure to the strong-performing energy sector also aided relative returns.

Within financials, the fund benefited from positive performance among its commercial bank holdings. Standout performers for the fund included PNC Financial Services Group and U.S. Bancorp (1.5% and 2.7% of net assets, respectively). Similarly, the fund's research process led to the selection of capital markets companies that proved capable of weathering the credit and liquidity storms. State Street and Goldman Sachs Group (1.3% and 1.2% of net assets, respectively) were among holdings in this area that saw positive results. The fund has selectively and steadily increased its overall exposure to financial stocks, ending the period with an overweight in the sector. The emphasis has been on identifying companies that we believe are capable of being better positioned to take advantage of the stability and the upturn that we believe the economy will eventually witness.

Stock selection was also central to a strong showing from the fund's energy holdings. The fund was underweight in energy relative to the index, which hurt relative results. However, a decision to emphasize energy equipment and service names, such as Halliburton and Weatherford International (0.9% and 0.6% of net assets, respectively), proved beneficial to performance. While rising oil prices provided a boost to energy returns, these companies were also the beneficiaries of new drilling opportunities, strong backlogs of work and rising demand for services. The fund also reaped continued positive results from integrated oil companies Occidental Petroleum and Hess (1.0% and 1.1% of net assets, respectively). Stock selection in health care, including Amgen Inc. (2.2% of net assets), a leading biotechnology company, and in telecommunications was also beneficial to the fund's relative performance.

During the period, detractors from performance included an underexposure to chemical companies in the materials group, which had a boost from rising demand for fertilizers, and an underweight to the utilities group. Among the largest detractors were commodity-linked names in the consumer staples sector. Food packager ConAgra Foods (1.4% of net assets) underperformed due to concerns over weak results in the firm's consumer goods division. The

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

stock has since recovered marginally and we continue to hold it given the improved performance of its core brands. An underweight in the household products area, including limited exposure to strong performer Proctor & Gamble (1.5% of net assets), also hurt the fund's returns. We have since added to the fund's position in this group, marginally boosting its position in household product companies that are successfully passing along rising costs to the consumer through price increases.

We are encouraged by the resilience of the U.S. economy, particularly in light of significant headwinds faced over the past 12 months, including rising commodity prices, falling housing prices, reduced availability of credit and increased consumer uncertainty. We believe that recent market volatility has created buying opportunities for managers who focus, as we do, on individual stock selection. We seek to invest in companies whose shares are not only undervalued, but whose operating margins have been compressed and whose future performance has the potential to expand those margins.

Thank you for investing in CMG Large Cap Value Fund.

Portfolio Management

Lori J. Ensinger is the lead manager for CMG Large Cap Value Fund and has managed the fund since August 2005. She has been with the advisor or its predecessors or affiliate organizations since 2001.

Diane L. Sobin has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Exxon Mobil	4.8
JPMorgan Chase	4.2
AT&T	3.3
Wells Fargo	3.1
Johnson & Johnson	2.8
U.S. Bancorp	2.7
General Electric	2.4
ConocoPhillips	2.3
Amgen	2.2
ACE Ltd.	2.1

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. The price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	Life
CMG Large Cap Value Fund	09/10/03	-14.50	6.64
Russell 1000 Value Index		-15.15	8.39

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	Life
CMG Large Cap Value Fund	09/10/03	-17.18	6.97
Russell 1000 Value Index		-18.78	8.63

Index performance is from September 10, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.50% and 0.68%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, September 10, 2003 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	902.59	1,022.38	2.37	2.51	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2008, CMG Mid Cap Growth Fund returned negative 0.67%. The fund's benchmark, the Russell Midcap Growth Index, returned negative 7.92%1 and the average return of its peer group, the Lipper Mid-Cap Growth Funds Classification, was negative 7.48%2. Positive stock selection helped the fund, with the biggest gains coming from materials and energy. Sector weights, despite being relatively close to those in the index, modestly hindered relative performance.

The fund's energy stocks climbed significantly for the year, benefiting as rising global demand and constrained supply drove oil prices up in the first seven months of 2008. Natural gas prices also rose sharply. Among the winners were domestic exploration and production companies Continental Resources, Denbury Resources and Concho Resources (1.1%, 1.4% and 0.5% of net assets, respectively). All three stocks posted outsized gains, driven by positive pricing as well as strong production growth.

In the materials sector, where the fund's investments experienced strong returns, agricultural stocks benefited as rising demand for ethanol and growing global food consumption, especially in emerging markets, drove commodity prices higher. Companies that could help farmers increase their crop yields did especially well. Among the winners were Potash Corp. of Saskatchewan (1.9% of net assets), which produces potash for fertilizer; Agrium (0.6% of net assets), another fertilizer company; and Monsanto (0.9% of net assets), which sells genetically-enhanced seeds. Some mining stocks also rallied nicely, including Cleveland-Cliffs (1.1% of net assets), an iron ore company that gained from positive pricing in the wake of growing global demand. Bucyrus International (0.6% of net assets), a mining equipment company, also rose sharply, as mining companies stepped up production to take advantage of higher commodity prices.

A modest overweight in and below-average performance from the fund's telecommunications services stocks hampered returns relative to the index. Disappointments included NII Holdings (0.6% of net assets), a leading Latin American wireless provider whose stock price declined as increased competition pressured subscriber growth rates. In technology, Equinix (0.6% of net assets), an operator of large offsite data centers, retreated amid concerns that corporate technology spending would slow.

Other detractors were spread across sectors. In the consumer discretionary sector, CROCS, a footwear manufacturer, and Scientific Games, which makes gaming systems, both fell sharply. CROCS suffered from decelerating sales, excess inventory and disappointing earnings. Scientific Games was hurt by the loss of a key contract and the weak economy. We sold both stocks. In

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

health care, Hologic (0.7% of net assets), which specializes in digital mammography, declined amid worries that the stock's price had surpassed expectations.

Although we expect the market to remain volatile in the near term, we are confident that we can find ample opportunities to invest in mid-cap stocks that fit our investment criteria. We plan to focus on companies that can pass on rising input costs, as well as companies that can help other businesses be more efficient.

We appreciate your continued confidence in the CMG Mid Cap Growth Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been with the advisor since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been with the advisor since 2007.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Potash Corp. of Saskatchewan	1.9
Denbury Resources	1.4
McDermott International	1.3
Cummins	1.2
American Tower	1.2
Diamond Offshore Drilling	1.2
Continental Resources	1.1
Cleveland Cliffs	1.1
Waddell & Reed Financial	1.1
Precision Castparts	1.0

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	Life
CMG Mid Cap Growth Fund	05/05/03	-0.67	11.47	12.82
Russell Midcap Growth Index		-7.92	10.67	12.60

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	Life
CMG Mid Cap Growth Fund	05/05/03	3.93	13.15	14.28
Russell Midcap Growth Index		-6.42	12.32	13.67

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.70% and 0.95%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,018.30	1,021.38	3.51	3.52	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2008, CMG Mid Cap Value Fund returned negative 13.36%. The fund's return was slightly lower than the negative 13.20% return of its benchmark, the Russell Midcap Value Index,1 and also lower than the negative 8.92% average return of its peer group, the Lipper Mid-Cap Core Funds Classification.2 A weak U.S. economic environment and growing concerns that the global economy may also be slowing pushed stocks well into negative territory. This environment, combined with exposure to weakness in the financials, consumer discretionary and industrials sectors, contributed to the fund's negative results. Technology stocks helped buoy the fund's relative return.

Despite an underweight in the financials sector, poor performance from several holdings in the thrifts and mortgage area, including Freddie Mac and PMI Group, hurt the fund's return. We subsequently sold both stocks since we believe business prospects for the companies had not improved. While selected commercial bank and capital markets holdings did better on a relative basis, the absolute returns of these stocks were still negative. In recent months, we have selectively increased the fund's exposure to the financials sector, moving incrementally to a neutral weight relative to the index, as the frequency and magnitude of negative trends appears to have diminished. This positioning is balanced with our view that the financials sector has the potential to continue to experience volatility going forward and valuation opportunities abound.

Performance from the fund's holdings in the materials sector was similarly mixed. Among positive contributors were Crown Holdings and Packaging Corp. of America (0.8% and 1.0% of net assets, respectively), which manufactures basic packaging for consumer and industrial goods. The global businesses of these firms were boosted by strength in demand due to a rising level of global wealth. Detractors in the sector included steel manufacturer Allegheny Technologies (0.5% of net assets), which underperformed due to weak demand for flat-rolled steel. Nonetheless, the company saw strong demand from aerospace companies and we continued to hold the stock.

Holdings in the energy sector contributed positive returns, with integrated oil company Hess and coal company Peabody Energy (both 0.6% of net assets) providing the biggest boost. We lightened the fund's exposure to the sector, taking profits during the period, and retained a neutral weight relative to the index. We also took profits from holdings in the industrials and utilities sectors. While we continue to view the industrials sector positively in the long-term and maintain an overweight position in the sector relative to the benchmark, we adjusted the fund's exposure downwards to minimize potential risk from this sector in the event of a global economic slowdown.

Technology provided a boost for the fund, with strong performance from software holdings, including Activision Blizzard (0.6% of net assets), which saw continued positive results from its online and console games. NCR (1.4% of net assets) was another key contributor, buoyed by

1 The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

continued growth of its ATM sales business and successful cost-cutting initiatives employed by management. The fund's relative performance also benefited from positive stock selection in the consumer discretionary sector, particularly the successful avoidance of broad weakness among newspaper companies.

We are encouraged by the resilience of the U.S. economy, particularly in light of the significant headwinds faced over the past 12 months, including rising commodity prices, falling housing prices, reduced availability of credit and increased consumer uncertainty. As a result, we remain optimistic about the longer-term prospects for mid-cap value stocks, particularly companies with management teams that are able to expand their businesses by capturing growing demand and increased pricing power. The market's recent volatility has depressed valuations across the sector, providing an opportunity to buy stocks that fit our investment criteria at a significant discount to historical levels.

We appreciate your continued confidence in CMG Mid Cap Value Fund.

Portfolio Management

Diane L. Sobin, lead manager, has co-managed the CMG Mid Cap Value Fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Lori J. Ensinger has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Plum Creek Timber	1.9
Marsh & McLennan	1.8
Weyerhaeuser	1.7
Ameriprise Financial	1.6
ACE Ltd.	1.6
Rayonier	1.5
Equity Residential	1.5
Marshall & IIsley	1.5
Alexandria Real Estate Equities	1.5
Sempra Energy	1.4

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. The price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	Life
CMG Mid Cap Value Fund	05/05/03	-13.36	10.26	11.18
Russell Midcap Value Index		-13.20	12.05	13.78

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	Life
CMG Mid Cap Value Fund	05/05/03	-15.62	11.44	11.86
Russell Midcap Value Index		-17.09	13.00	14.27

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.70% and 1.06%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	933.22	1,021.38	3.36	3.52	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2008, CMG Small Cap Growth Fund returned 1.49%. For the same period, the fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned negative 3.76% and negative 6.71%, respectively.1 The average return of the fund's peer group, the Lipper Small-Cap Growth Funds Classification2, was negative 10.66%. Stock selection, with a focus on companies that have high or improving returns on invested capital, high or improving profit margins and strong management teams, accounted for the fund's strong relative performance. Sector weights remained close to those in the Russell 2000 Growth Index.

Health care stocks, which accounted for approximately 22% of assets, delivered outsized gains. Standouts included ICON (3.0% of net assets), an Irish contract research organization, and NuVasive (1.4% of net assets), a medical device company. ICON benefited as more companies outsourced their clinical drug trials. Nuvasive rose in anticipation of more orthopedic surgeons using its innovative, minimally invasive approach to spine surgery. Illumina (1.5% of net assets), a medical device company, also rallied nicely, buoyed by expectations for its human genome analyzer, a unique tool to help uncover genetic markers for disease.

The fund's materials and energy stocks, which together accounted for another 20% of assets, each had strong returns for the year. In the materials sector, agricultural stocks gained nicely as growing worldwide food consumption drove commodity prices higher. Fertilizer companies, including CF Industries Holdings (1.1% of net assets), did especially well, as farmers sought to increase crop yields. Metals stocks — led by Cleveland-Cliffs (1.2% of net assets), an iron ore producer — also rallied nicely, buoyed by rising demand and improved pricing.

Energy stocks benefited as growing global demand and constrained supply drove oil and natural gas prices to new highs. Standouts included exploration and production companies Concho Resources and PetroHawk Energy (0.9% and 0.7% of net assets, respectively). Other top contributors came from a variety of sectors. Bucyrus International (1.5% of net assets), a mining equipment company, rallied as higher commodity prices led to increased demand for its services. Vocus (1.1% of net assets), which provides online public relations software, climbed as companies looked for ways to cut costs and improve efficiency.

Financial stocks declined, pressured by continued woes in the subprime mortgage sector and tight credit. Detractors included First Cash Financial Services, a pawn shop that suffered as the economy weakened and loan defaults increased. Elsewhere, disappointments included consumer discretionary holdings CROCS and J Crew (0.7% of net assets). CROCS, a footwear maker,

1 The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

sank as sales slowed and inventory grew. J Crew, a clothing retailer, was hurt by the slowdown in consumer spending. In health care, Hologic (1.2% of net assets), which specializes in digital mammography, pulled back after a 2007 acquisition drove the stock price ahead of expectations. We sold First Cash Financial Services and CROCS before period end.

We believe that small-cap stocks, which led the downturn, will be among the first to rebound once the economy improves. In the meantime, investors appear to be willing to pay a premium for companies that can still sustain or grow their earnings. Our focus will remain on small-cap growth companies that can pass on rising input costs through improved pricing, as well as companies that can help other businesses run more efficiently. We plan to remain diversified across sectors, while looking for opportunities in companies with good earnings growth prospects and attractive valuations.

We appreciate your continued confidence in CMG Small Cap Growth Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2007.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

%
ICON	3.0
Illumina	1.5
Alexion Pharmaceuticals	1.5
Atwood Oceanics	1.5
Waddell & Reed Financial	1.5
Bucyrus International	1.5
NuVasive	1.4
Intrepid Potash	1.5
Terra Industries	1.3
OSI Pharmaceuticals	1.3

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	1.49	14.36	9.80
Russell 2000 Growth Index		-3.76	9.27	3.94
Russell 2000 Index		-6.71	9.75	6.81

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	-0.39	15.44	9.45
Russell 2000 Growth Index		-10.83	10.37	2.80
Russell 2000 Index		-16.19	10.29	5.53

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.80% and 1.07%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Growth of a $3,000,000 investment, August 1, 1998 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Growth Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,024.12	1,020.89	4.03	4.02	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2008, CMG Small Cap Value Fund returned negative 7.73%. The fund's benchmarks, the Russell 2000 Value Index and the Russell 2000 Index, returned negative 9.95% and negative 6.71%, respectively.1 The fund's return was higher than the average return of its peer group, the Lipper Small-Cap Value Funds Classification, which was negative 11.72% over the same period.2 Although most sectors across the market and across the fund were down for the period, the fund gained some downside protection from stock selection, as well as positive sector weights, particularly in consumer discretionary, health care and financials.

In selecting stocks for the fund, we remained focused on companies with strong balance sheets, positive earnings growth and attractive stock valuations. This strategy worked particularly well during the past year as economic uncertainty triggered concerns about earnings and capital, which pushed investors toward companies with demonstrated financial strength. The fund further benefited from overweights in less economically-sensitive sectors, such as health care, which held up relatively well in the downturn, and underweights in the weakest sectors, including consumer discretionary and financials.

Stock selection was strongest in some of the sectors that declined the most. In consumer discretionary, the fund avoided media stocks and greatly underweighted autos and auto parts —among the sector's worst performing industries. In addition, specialty retail holdings posted strong gains, led by America's Car-Mart (0.6% of net assets), which sells used vehicles in small markets to customers who need financing help. The company benefited from strong execution on its strategy. In financials, the fund successfully avoided some of the biggest blow-ups, while generating returns — particularly from real estate investment trusts and from thrifts and mortgage finance companies — that were down much less than those in the fund's primary benchmark, the Russell 2000 Value Index. An overweight in insurance further aided returns, as did investments in selected commercial banks, such as UMB Financial, a top holding that climbed sharply after reporting record first quarter profits. The stock was sold in the last month of the period.

The fund's health care investments made a positive contribution to return, despite the sector's overall weakness in the index. Stock and industry selection made the difference, particularly among health care providers and services, where we found some higher quality and less expensive stocks. Among the winners were Owens & Minor (0.7% of net assets), a medical and surgical supply distributor, and Amedisys (0.5% of net assets), a home health and hospice provider, both of which generated solid double-digit gains for the year. In addition, life sciences tools and services investments posted strong gains, led by PAREXEL International (0.5% of net

1 The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

assets), a contract researcher that saw increased demand from drug companies doing more outsourcing. Other positive contributions versus the Russell 2000 Value Index came from consumer staples, where stock selection was especially helpful in food retailing and food-related companies. Investments in energy, an overweight, did not help relative returns, but were only slightly behind the return posted by the sector in the Russell 2000 Value Index.

Materials stock selection detracted from returns versus the Russell 2000 Value Index. The fund did not own some of the Russell 2000 Value Index's best performers in the metals and mining and agricultural chemicals industries, largely because the stocks had expensive stock valuations and heavy debt loads. Some of these stocks were heavily weighted in the Russell 2000 Value Index and generated triple digit returns as growing global demand pushed commodity prices higher.

The fund remains defensively positioned, both in terms of its focus on higher quality stocks and its sector weights. We are cautiously optimistic about the fund's prospects, largely because of the financial strength and attractive valuations of its holdings. In addition, small-cap stocks have often led the market into a downturn, as they did in this recent cycle, and have the potential to be among the first to recover once investor confidence is restored.

Thank you for investing in CMG Small Cap Value Fund.

Portfolio Management

Stephen Barbaro has managed or co-managed the fund since May 2003 and has been with the advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Cash America International	1.0
CH Energy Group	1.0
STERIS	1.0
Werner Enterprises	1.0
Gentiva Health Services	0.8
H.B. Fuller	0.8
Potlatch	0.8
United America Indemnity	0.8
Anixter International	0.8
MPS Group	0.8

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisors opinion, undervalued. The price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	Life
CMG Small Cap Value Fund	05/05/03	-7.73	11.79	13.83
Russell 2000 Value Index		-9.95	10.05	12.52
Russell 2000 Index		-6.71	9.75	12.53

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	Life
CMG Small Cap Value Fund	05/05/03	-16.51	12.08	13.22
Russell 2000 Value Index		-21.63	10.02	11.65
Russell 2000 Index		-16.19	10.29	11.96

Index performance is from May 5, 2003.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.80% and 1.02%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Value Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	983.99	1,020.89	3.95	4.02	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2008, CMG Small/Mid Cap Fund returned 2.12%. This return was higher than the returns of the fund's benchmarks, the Russell 2500 Growth Index and the Russell 2500 Index, which returned negative 5.56% and negative 8.42%, respectively.1 The fund also outpaced the negative 7.48% average return of its peer group, the Lipper Mid-Cap Growth Funds Classification,2 for the same period. Stock selection was the key to the fund's strong relative performance. We focused on companies with high or improving returns on invested capital, high or improving profit margins and strong management teams, and our strategy was rewarded by positive performance in a negative environment for stocks overall. Sector weights remained close to those in the Russell 2500 Growth Index, the fund's primary benchmark.

Energy stocks gave the biggest boost to returns, surging as growing global demand, constrained supply and investor interest pushed oil and natural gas prices to new highs. Continental Resources and PetroHawk Energy (1.1% and 1.0% of net assets, respectively), exploration and production companies with strong production growth, each delivered huge returns. Alpha Natural Resources (1.3% of net assets), a coal producer, also was up sharply, buoyed by demand from emerging markets, which helped push coal prices higher.

Materials stocks rallied nicely, led by gains from agricultural stocks. Growing demand for corn, which is used in ethanol, and rising food consumption worldwide pushed commodity prices sharply higher. As farmers looked for ways to boost their crop yields, fertilizer companies, including Potash Corp. of Saskatchewan (1.9% of net assets), profited. Mining stocks, such as Cleveland-Cliffs (1.4% of net assets), an iron ore company, also did well as increased global demand pushed up pricing.

The fund's technology stocks were down much less than those in the Russell 2500 Growth Index, despite concerns that a weak economy would lead corporations to reduce technology spending. We focused on companies with products and services that help businesses reduce expenses and become more efficient. One standout was Vocus (1.1% of net assets), a company that offers online software to improve public relations functions.

Health care stocks, 21.3% of net assets, also helped performance. The fund owned a broad mix of names, from pharmaceuticals to medical devices and health services. ICON (1.4% of net assets), an Irish contract research organization, was a top performer. It rose sharply as more companies outsourced their clinical drug trials. Gains like these more than offset detractors, such as Hologic (1.0% of net assets), which specializes in digital mammography and fell amid worries the stock had gotten ahead of itself.

1 The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Consumer discretionary stocks were down sharply, as the housing downturn and weak economy pressured consumer spending. Detractors included CROCS, a footwear company hit by excess inventory and decelerating sales, and Noah Education, a Chinese-based company that had labeling problems with some of its digital learning devices. Elsewhere, Nii Holdings, a leading Latin American wireless company, declined as competition increased and subscriber growth rates slowed. We sold all three holdings.

Going forward, we plan to focus on companies that are able to pass along higher input costs, companies with good brands and pricing power, even in the face of a weak economy, and companies that can help other businesses save costs by improving their productivity. We plan to maintain a sector-neutral and diversified approach to the small/mid cap market.

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been with the advisor or its predecessors or affiliate organizations since 2007.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Potash Corp. of Saskatchewan	1.9
Waddell and Reed Financial	1.5
Denbury Resources	1.4
Cleveland-Cliffs	1.4
ICON	1.4
Alpha Natural Resources	1.3
Continental Resources	1.1
CF Industries	1.1
Vocus	1.1
Covance	1.1

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	2.12	13.43	5.96
Russell 2500 Growth Index		-5.56	10.11	4.26
Russell 2500 Index		-8.42	10.48	8.22

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	1.78	14.66	6.37
Russell 2500 Growth Index		-9.20	11.61	4.36
Russell 2500 Index		-14.28	11.49	8.22

Index performance is from December 1, 2000.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.75% and 1.32%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, December 1, 2000 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small/Mid Cap Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,063.80	1,021.13	3.85	3.77	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2008, CMG International Stock Fund returned negative 13.82%. The fund's return was lower than the return of its benchmarks, the MSCI EAFE Index and the MSCI All Country World ex U.S. Index, which returned negative 12.19% and negative 9.30%, respectively.1 The fund underperformed the average return of its peer group, the Lipper International Multi-Cap Core Classification, which was negative 11.39%.2 Stock selection drove the underperformance relative to the benchmarks. As economic growth slowed, investors were willing to pay a premium for more defensive stocks, such as consumer staples, utilities and health care. Because the fund employs a value strategy, we did not participate in the run-up of these stocks, which we felt were overvalued relative to their earnings prospects. Underweights in Australia and the UK, markets that declined less than other overseas markets, also held back returns.

Individual stocks that underperformed included: MTU Aero Engines Holdings (0.5% of net assets), which suffered from general problems in the airline industry; Societe Generale, a French bank with large U.S. holdings, which was at the center of the credit crisis; and Biovail (0.6% of net assets), a Canadian pharmaceutical company, which declined because one of its blockbuster drugs faced generic competition. Societe Generale was sold, but the others remain in the portfolio.

Utility companies contributed to performance, with the biggest boost coming from British Energy, which owns licenses for some of the available sites for building nuclear power plants. Its share price rose significantly on speculation that it might be a takeover target, and we sold the stock. In Japan, Toyo Suisan Kaisha (0.7% of net assets), a maker of processed foods, surpassed market expectations. In Ireland, Paddy Power (0.7% of net assets), a gaming company, proved to be resilient despite weakness in consumer spending.

We maintained an overweight in China, even though the market declined when the government took measures to slow the economy to reduce inflation. We believe China's rate of economic growth will stabilize at around 10%. In light of this expectation, we have taken advantage of companies with valuations that are on par with competitors in markets that are growing far less than this anticipated growth rate. We added to the position in Brazil, a country rich in fresh water, arable land and other natural resources.

We raised the fund's position in banks from an underweight to a neutral weight relative to its benchmarks, because we believe these stocks have dropped to levels that reflect the worst of the news in the financials sector. We also added commodity stocks after they sold off sharply. Because coal is in short supply, we favored Centennial Coal and PT Bumi Resources and maintained a position in Yanzhou Coal Mining (0.6%, 0.4% and 0.8% of net assets, respectively.)

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the U.S. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Infrastructure development has been a portfolio theme for a long time, and our relatively large position in ABB in Switzerland (1.0% of net assets), a global engineering company, reflects our belief that trillions of dollars could be spent on infrastructure expansion. Alternative energy is also a focus, with Vestas Wind Systems being an example (1.0% of net assets). While these stocks underperformed during this reporting period, we believe they are multi-year investments that offer exceptional value.

Looking ahead, we anticipate market volatility to continue as weak economic news persists. However, we believe that the market has the potential to rally before news gets better and have positioned the portfolio to take advantage of that outlook.

We appreciate your continued confidence in the CMG International Stock Fund.

Portfolio Management

Fred Copper has managed or co-managed the fund since October 2005 and has been with the advisor or its predecessors or affiliate organization since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organization since 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been with the advisor or predecessors or affiliate organizations since 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been with the advisor or predecessors or affiliate organizations since 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organization since 2005.

The fund's top ten holdings and countries (as a percentage of net assets) as of July 31, 2008 were:

Holdings	(%)	Countries	(%)
E.ON AG	2.2	Japan	18.8
Novartis AG, Registered Shares	2.1	United Kingdom	16.3
Banco Santander SA	2.1	Switzerland	9.3
Roche Holdings AG, Genusschein Shares	2.0	Germany	7.8
Total SA	1.7	France	5.9
Nokia Oyj	1.7	United States	5.3
BHP Biliton PLC	1.6	Spain	5.0
AstraZeneca PLC	1.5	Singapore	3.1
iShares MSCI EAFE Index Fund	1.5	Sweden	2.8
Vivendi	1.5	China	2.6

Holdings and country breakdowns are disclosed as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary and political risks.

A concentration of investments in a specific sector, such as the financials sector, may cause the fund to experience increased volatility.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	-13.82	12.98	5.39
MSCI EAFE Index		-12.19	15.36	5.38
MSCI All Country World ex U.S. Index		-9.30	17.93	7.24

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	-12.35	14.36	5.77
MSCI EAFE Index		-10.61	16.67	5.83
MSCI All Country World ex U.S. Index		-6.20	19.42	7.73

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.75% and 0.82%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, August 1, 1998 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the indices during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the U.S. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG International Stock Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 – July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	967.28	1,021.13	3.67	3.77	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of period	$14.53		$13.52		$13.49		$11.97	$10.73
Income from investment operations:
Net investment income (a)	0.25		0.25		0.23		0.24 (b)	0.17
Net realized and unrealized gain (loss) on investments and futures contracts	(1.94)		1.88		0.76		1.58	1.13
Total from investment operations	(1.69)		2.13		0.99		1.82	1.30
Less distributions to shareholders:
From net investment income	(0.22)		(0.22)		(0.25)		(0.20)	(0.05)
From net realized gains	(0.43)		(0.90)		(0.71)		(0.10)	(0.01)
Total distributions to shareholders	(0.65)		(1.12)		(0.96)		(0.30)	(0.06)
Net asset value, end of period	$12.19		$14.53		$13.52		$13.49	$11.97
Total return (c)(d)	(12.20)%		15.87%		7.56%		15.32%	12.08%
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.25%		0.25%		0.25%		0.25%	0.25%
Interest expense	-	%(e)	-	%(e)	-	%(e)	-	-
Net expenses	0.25%		0.25%		0.25%		0.25%	0.25%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.04%	0.05%
Net investment income	1.81%		1.73%		1.70%		1.91%	1.43%
Portfolio turnover rate	49%		45%		66%		49%	60%
Net assets, end of period (000's)	$165,206		$222,698		$100,973		$91,633	$98,247

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,
	2008		2007	2006		2005	2004 (a)
Net asset value, beginning of period	$12.51		$11.12	$11.65		$10.25	$10.00
Income from investment operations:
Net investment income (b)	0.07		0.08	0.07		0.12 (c)	0.03
Net realized and unrealized gain (loss) on investments	(0.42)		2.08	0.14		1.37	0.23
Total from investment operations	(0.35)		2.16	0.21		1.49	0.26
Less distributions to shareholders:
From net investment income	(0.07)		(0.08)	(0.08)		(0.09)	(0.01)
From net realized gains	(0.93)		(0.69)	(0.66)		-	-
Total distributions to shareholders	(1.00)		(0.77)	(0.74)		(0.09)	(0.01)
Net asset value, end of period	$11.16		$12.51	$11.12		$11.65	$10.25
Total return (d)(e)	(3.57)%		19.77%	1.63%		14.55%	2.57	%(f)
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.50%		0.50%	0.50%		0.50%	0.50	%(g)
Interest expense	-	%(h)	-	-	%(h)	-	-
Net expenses	0.50%		0.50%	0.50%		0.50%	0.50	%(g)
Waiver/Reimbursement	0.15%		0.16%	0.13%		0.07%	0.14	%(g)
Net investment income	0.62%		0.63%	0.62%		1.07%	0.31	%(g)
Portfolio turnover rate	161%		179%	180%		120%	114	%(f)
Net assets, end of period (000's)	$51,230		$58,978	$35,765		$40,312	$40,684

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,
	2008	2007	2006		2005		2004 (a)
Net asset value, beginning of period	$12.30	$11.89	$12.54		$11.09		$10.00
Income from investment operations:
Net investment income (b)	0.23	0.22	0.22		0.24		0.18
Net realized and unrealized gain (loss) on investments and written options	(1.83)	1.38	0.92		1.46		0.93
Total from investment operations	(1.60)	1.60	1.14		1.70		1.11
Less distributions to shareholders:
From net investment income	(0.22)	(0.22)	(0.28)		(0.22)		(0.02)
From net realized gains	(1.12)	(0.97)	(1.51)		(0.03)		-
Total distributions to shareholders	(1.34)	(1.19)	(1.79)		(0.25)		(0.02)
Net asset value, end of period	$9.36	$12.30	$11.89		$12.54		$11.09
Total return (c)(d)	(14.50)%	13.69%	9.85	%(e)	15.41	%(f)	11.15	%(g)
Ratios to average net assets/Supplemental data:
Net expenses	0.50%	0.50%	0.50%		0.50%		0.50	%(h)
Waiver/Reimbursement	0.20%	0.18%	0.13%		0.07%		0.14	%(h)
Net investment income	2.09%	1.78%	1.78%		1.99%		1.86	%(h)
Portfolio turnover rate	57%	92%	97%		45%		46	%(g)
Net assets, end of period (000's)	$37,741	$44,830	$37,280		$38,731		$47,855

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Instituional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$16.48	$14.98	$14.15	$11.04	$10.93
Income from investment operations:
Net investment income (loss) (a)	(0.01)	0.09	0.01	(0.03)	(0.05)
Net realized and unrealized gain on investments, written options and foreign currency	0.06	3.21	1.20	3.14	0.17
Total from investment operations	0.05	3.30	1.21	3.11	0.12
Less distributions to shareholders:
From net investment income	(0.06)	(0.05)	-	-	-
From net realized gains	(2.59)	(1.75)	(0.38)	-	(0.01)
Total distributions to shareholders	(2.65)	(1.80)	(0.38)	-	(0.01)
Net asset value, end of period	$13.88	$16.48	$14.98	$14.15	$11.04
Total return (b)(c)	(0.67)%	23.22%	8.56%	28.17%	1.06%
Ratios to average net assets/Supplemental data:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Waiver/Reimbursement	0.30%	0.25%	0.20%	0.21%	0.22%
Net investment income (loss)	(0.08)%	0.54%	0.08%	(0.21)%	(0.38)%
Portfolio turnover rate	168%	152%	65%	141%	169%
Net assets, end of period (000's)	$25,012	$28,674	$23,636	$24,881	$19,284

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$14.09	$14.02	$15.17	$12.58	$10.69
Income from investment operations:
Net investment income (a)	0.11	0.22	0.15	0.11	0.07
Net realized and unrealized gain (loss) on investments, written options and foreign currency	(1.80)	2.34	1.14	2.66	1.84
Total from investment operations	(1.69)	2.56	1.29	2.77	1.91
Less distributions to shareholders:
From net investment income	(0.22)	(0.18)	(0.16)	(0.09)	(0.02)
From net realized gains	(1.28)	(2.31)	(2.28)	(0.09)	- (b)
Total distributions to shareholders	(1.50)	(2.49)	(2.44)	(0.18)	(0.02)
Net asset value, end of period	$10.90	$14.09	$14.02	$15.17	$12.58
Total return (c)(d)	(13.36)%	19.50%	9.30%	22.14%	17.91%
Ratios to average net assets/Supplemental data:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Waiver/Reimbursement	0.44%	0.36%	0.25%	0.19%	0.20%
Net investment income	0.85%	1.49%	1.02%	0.78%	0.54%
Portfolio turnover rate	51%	63%	59%	59%	9%
Net assets, end of period (000's)	$17,079	$19,296	$17,762	$21,277	$21,994

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of period	$1.95		$2.03		$6.57		$5.07	$4.62
Income from investment operations:
Net investment loss (a)	-	(b)	(0.01)		(0.02)		(0.03)	(0.03)
Net realized and unrealized gain on investments, written options and foreign currency	0.05		0.42		0.53	(c)	1.53	0.48
Total from investment operations	0.05		0.41		0.51		1.50	0.45
Less distributions to shareholders:
From net realized gains	(0.28)		(0.49)		(5.05	)(d)	-	-
From return of capital	(0.01)		-		-		-	-
Total distributions to shareholders	(0.29)		(0.49)		(5.05)		-	-
Net asset value, end of period	$1.71		$1.95		$2.03		$6.57	$5.07
Total return (e)	1.49	%(f)	22.69	%(f)	10.46	%(f)	29.59%	9.74%
Ratios to average net assets/Supplemental data:
Net expenses before interest expense (g)	0.80%		0.80%		1.09%		0.85%	0.79%
Interest expense	-	%(h)	-	%(h)	-		-	-
Net expenses (g)	0.80%		0.80%		1.09%		0.85%	0.79%
Waiver/Reimbursement	0.26%		0.27%		0.21%		-	-
Net investment loss (g)	(0.21)%		(0.25)%		(0.88)%		(0.61)%	(0.62)%
Portfolio turnover rate	191%		158%		112%		119%	123%
Net assets, end of period (000's)	$40,818		$39,899		$40,183		$30,317	$292,028

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$13.94	$15.31	$16.06		$13.91	$11.29
Income from investment operations:
Net investment income (a)	0.08	0.11	0.09		0.11	0.11
Net realized and unrealized gain (loss) on investments	(1.08)	1.82	1.06		3.11	2.79
Total from investment operations	(1.00)	1.93	1.15		3.22	2.90
Less distributions to shareholders:
From net investment income	(0.13)	(0.12)	(0.13)		(0.10)	(0.06)
From net realized gains	(1.75)	(3.18)	(1.77)		(0.97)	(0.22)
Total distributions to shareholders	(1.88)	(3.30)	(1.90)		(1.07)	(0.28)
Net asset value, end of period	$11.06	$13.94	$15.31		$16.06	$13.91
Total return (b)(c)	(7.73)%	12.82%	7.90	%(d)	23.57%	25.79%
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.80%	0.80%	0.80%		0.80%	0.80%
Interest expense	0.01%	0.01%	-	%(e)	-	-
Net expenses	0.81%	0.81%	0.80%		0.80%	0.80%
Waiver/Reimbursement	0.29%	0.22%	0.14%		0.12%	0.09%
Net investment income	0.67%	0.75%	0.60%		0.77%	0.82%
Portfolio turnover rate	49%	50%	37%		41%	53%
Net assets, end of period (000's)	$26,748	$31,952	$33,439		$36,989	$40,356

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008	2007		2006		2005	2004
Net asset value, beginning of period	$4.56	$11.24		$11.49		$8.77	$8.30
Income from investment operations:
Net investment loss (a)	(0.01)	-	(b)	(0.05)		(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments, written options and foreign currency	0.14	1.01		1.07		2.76	0.52
Total from investment operations	0.13	1.01		1.02		2.72	0.47
Less distributions to shareholders:
From net realized gains	(0.66)	(7.69	)(c)	(1.27)		-	-
Return of capital	(0.03)	-		-		-	-
Total distributions to shareholders	(0.69)	(7.69)		(1.27)		-	-
Net asset value, end of period	$4.00	$4.56		$11.24		$11.49	$8.77
Total return (d)(e)	2.12%	21.66%		9.17	%(f)	31.01%	5.66%
Ratios to average net assets/Supplemental data:
Net expenses	0.75%	0.75%		0.75%		0.75%	0.75%
Waiver/Reimbursement	0.52%	0.57%		0.23%		0.09%	0.06%
Net investment loss	(0.22)%	(0.01)%		(0.45)%		(0.37)%	(0.49)%
Portfolio turnover rate	179%	158%		109%		170%	91%
Net assets, end of period (000's)	$11,474	$12,516		$8,773		$38,755	$50,662

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Capital gain distributions were declared in the current year after significant shareholder redemptions reduced the size of the Fund in the prior year.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008		2007		2006	2005	2004
Net asset value, beginning of period	$14.60		$14.63		$13.76	$12.17	$10.33
Income from investment operations:
Net investment income (a)	0.31	(b)	0.27		0.26	0.19	0.14
Net realized and unrealized gain (loss) on investments, written options, foreign currency and foreign capital gains tax	(2.14)		2.98		2.85	1.79	1.76
Total from investment operations	(1.83)		3.25		3.11	1.98	1.90
Less distributions to shareholders:
From net investment income	(0.47)		(0.36)		(0.27)	(0.10)	(0.06)
From net realized gains	(1.65)		(2.92)		(1.97)	(0.29)	-
Total distributions to shareholders	(2.12)		(3.28)		(2.24)	(0.39)	(0.06)
Net asset value, end of period	$10.65		$14.60		$14.63	$13.76	$12.17
Total return (c)(d) .	(13.82	)%(e)	24.77	%(e)	24.31%	16.31%	18.40%
Ratios to average net assets/Supplemental data:
Net expenses before interest expense	0.75%		0.75%		0.75%	0.75%	0.75%
Interest expense	-	%(f)	0.01%		0.01%	-	-
Net expenses	0.75%		0.76%		0.76%	0.75%	0.75%
Waiver/Reimbursement	0.08%		0.07%		0.06%	0.03%	0.05%
Net investment income	2.51%		1.87%		1.84%	1.47%	1.16%
Portfolio turnover rate	62%		80%		86%	68%	91%
Net assets, end of period (000's)	$91,740		$120,314		$105,738	$136,144	$152,251

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (97.9%)
Consumer Discretionary (8.1%)
Diversified Consumer Services (0.9%)
Apollo Group, Inc., Class A (a)	16,200	$1,009,098
H&R Block, Inc.	19,700	479,301
		1,488,399
Hotels, Restaurants & Leisure (1.5%)
Darden Restaurants, Inc.	5,300	172,621
McDonald's Corp.	21,800	1,303,422
Wyndham Worldwide Corp.	37,000	663,780
Yum! Brands, Inc.	10,900	390,438
		2,530,261
Internet & Catalog Retail (0.2%)
Expedia, Inc. (a)	10,700	209,399
IAC/InterActiveCorp (a)	1,500	26,190
		235,589
Media (2.9%)
CBS Corp., Class B	31,000	507,160
DIRECTV Group, Inc. (a)(b)	48,200	1,302,364
Gannett Co., Inc.	17,400	315,288
McGraw-Hill Companies, Inc. (b)	6,300	256,221
New York Times Co., Class A (b)	2,200	27,698
Omnicom Group, Inc.	4,400	187,836
Time Warner, Inc.	56,700	811,944
Viacom, Inc., Class B (a)	25,600	715,008
Walt Disney Co.	21,200	643,420
		4,766,939
Specialty Retail (2.2%)
Abercrombie & Fitch Co., Class A (b)	1,900	104,918
Autozone, Inc. (a)	3,100	403,899
Best Buy Co., Inc. (b)	25,000	993,000
GameStop Corp., Class A (a)	7,500	303,825
Gap, Inc.	50,400	812,448
Home Depot, Inc.	24,800	590,984
Lowe's Companies, Inc.	100	2,032
RadioShack Corp.	24,300	405,324
Sherwin-Williams Co. (b)	200	10,650
TJX Companies, Inc.	2,100	70,791
		3,697,871
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc. (a)	28,000	714,280
		13,433,339
Consumer Staples (11.0%)
Beverages (2.1%)
Brown-Forman Corp., Class B	200	14,392
Coca-Cola Co.	31,700	1,632,550
PepsiCo, Inc.	28,000	1,863,680
		3,510,622

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Food & Staples Retailing (2.0%)
CVS Caremark Corp.	22,100	$806,650
Kroger Co.	14,400	407,232
SUPERVALU, Inc.	31,000	794,220
Sysco Corp. (b)	5,600	158,816
Wal-Mart Stores, Inc.	20,500	1,201,710
		3,368,628
Food Products (0.6%)
General Mills, Inc.	4,000	257,560
Kellogg Co.	6,400	339,584
Kraft Foods, Inc., Class A	9,900	315,018
Sara Lee Corp.	2,700	36,882
		949,044
Household Products (2.8%)
Clorox Co.	4,500	245,250
Colgate-Palmolive Co.	5,100	378,777
Kimberly-Clark Corp.	14,700	850,101
Procter & Gamble Co.	47,200	3,090,656
		4,564,784
Personal Products (0.1%)
Avon Products, Inc.	3,200	135,680
Estee Lauder Companies, Inc., Class A (b)	1,300	57,330
		193,010
Tobacco (3.4%)
Altria Group, Inc.	131,900	2,684,165
Philip Morris International, Inc.	38,000	1,962,700
Reynolds American, Inc. (b)	17,500	977,025
		5,623,890
		18,209,978
Energy (14.1%)
Energy Equipment & Services (1.5%)
BJ Services Co.	3,000	88,200
ENSCO International, Inc.	9,300	643,002
Halliburton Co.	12,500	560,250
National-Oilwell Varco, Inc. (a)	800	62,904
Schlumberger Ltd.	11,100	1,127,760
		2,482,116
Oil, Gas & Consumable Fuels (12.6%)
Anadarko Petroleum Corp.	11,200	648,592
Apache Corp.	7,300	818,841
Chevron Corp.	39,800	3,365,488
ConocoPhillips	30,000	2,448,600
EOG Resources, Inc.	5,600	562,968
Exxon Mobil Corp.	83,600	6,723,948
Hess Corp.	12,300	1,247,220
Marathon Oil Corp.	20,000	989,400
Noble Energy, Inc.	2,000	147,740

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	19,100	$1,505,653
Sunoco, Inc. (b)	21,800	885,298
Tesoro Corp. (b)	7,500	115,800
Valero Energy Corp.	38,400	1,282,944
		20,742,492
		23,224,608
Financials (14.5%)
Capital Markets (3.3%)
Bank of New York Mellon Corp.	7,100	252,050
Charles Schwab Corp.	35,600	814,884
Federated Investors, Inc., Class B	1,500	49,290
Franklin Resources, Inc.	3,700	372,257
Goldman Sachs Group, Inc.	9,700	1,785,188
Janus Capital Group, Inc.	12,500	379,250
Lehman Brothers Holdings, Inc. (b)(e)	9,300	161,262
Merrill Lynch & Co., Inc. (b)	4,300	114,595
Morgan Stanley	27,200	1,073,856
Northern Trust Corp.	4,600	359,582
State Street Corp.	1,300	93,132
		5,455,346
Commercial Banks (1.3%)
BB&T Corp. (b)	1,700	47,634
Regions Financial Corp. (b)	2,500	23,700
U.S. Bancorp	24,400	746,884
Wachovia Corp. (b)	5,200	89,804
Wells Fargo & Co. (b)	39,100	1,183,557
		2,091,579
Consumer Finance (0.4%)
American Express Co.	14,600	541,952
Capital One Financial Corp. (b)	1,400	58,604
		600,556
Diversified Financial Services (1.5%)
Citigroup, Inc.	15,600	291,564
JPMorgan Chase & Co.	52,300	2,124,949
Moody's Corp. (b)	100	3,481
		2,419,994
Insurance (5.4%)
ACE Ltd.	7,000	354,900
AFLAC, Inc.	8,000	444,880
Allstate Corp.	12,600	582,372
American International Group, Inc.	52,800	1,375,440
Assurant, Inc.	4,900	294,588
Chubb Corp.	14,600	701,384
Genworth Financial, Inc., Class A	1,300	20,761
Hartford Financial Services Group, Inc.	10,300	652,917
Lincoln National Corp.	2,800	133,560
Loews Corp. (b)	15,400	686,224

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
MetLife, Inc.	22,700	$1,152,479
Principal Financial Group, Inc.	2,500	106,275
Prudential Financial, Inc.	17,000	1,172,490
Travelers Companies, Inc.	25,900	1,142,708
XL Capital Ltd., Class A (b)	9,600	171,744
		8,992,722
Real Estate Investment Trusts (REITs) (2.4%)
Developers Diversified Realty Corp. (b)	7,800	249,288
Equity Residential Property Trust	23,000	992,910
General Growth Properties, Inc. (b)	1,700	46,597
Host Hotels & Resorts, Inc. (b)	66,900	877,059
ProLogis (b)	16,400	801,632
Public Storage	8,900	728,821
Simon Property Group, Inc.	2,900	268,627
		3,964,934
Thrifts & Mortgage Finance (0.2%)
Hudson City Bancorp, Inc.	23,800	434,588
		23,959,719
Health Care (12.7%)
Biotechnology (2.8%)
Amgen, Inc. (a)	34,400	2,154,472
Biogen Idec, Inc. (a)	15,000	1,046,400
Genzyme Corp. (a)	400	30,660
Gilead Sciences, Inc. (a)	25,500	1,376,490
		4,608,022
Health Care Equipment & Supplies (2.0%)
Baxter International, Inc.	11,400	782,154
Boston Scientific Corp. (a)	11,500	136,735
Covidien Ltd.	6,600	324,984
Medtronic, Inc.	37,100	1,959,993
St. Jude Medical, Inc. (a)	800	37,264
Zimmer Holdings, Inc. (a)	500	34,455
		3,275,585
Health Care Providers & Services (1.8%)
Aetna, Inc.	8,400	344,484
AmerisourceBergen Corp.	10,000	418,700
Cardinal Health, Inc.	5,900	317,007
Express Scripts, Inc. (a)	2,200	155,188
UnitedHealth Group, Inc.	19,400	544,752
WellPoint, Inc. (a)	24,400	1,279,780
		3,059,911
Life Sciences Tools & Services (0.6%)
Applied Biosystems, Inc.	9,600	354,528
PerkinElmer, Inc.	3,500	101,850
Thermo Fisher Scientific, Inc. (a)	9,900	599,148
		1,055,526

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (5.5%)
Abbott Laboratories	13,600	$766,224
Bristol-Myers Squibb Co.	9,200	194,304
Eli Lilly & Co.	5,800	273,238
Forest Laboratories, Inc. (a)	22,900	813,179
Johnson & Johnson	48,600	3,327,642
King Pharmaceuticals, Inc. (a)	15,000	172,650
Merck & Co., Inc.	17,600	579,040
Pfizer, Inc.	156,400	2,919,988
		9,046,265
		21,045,309
Industrials (11.0%)
Aerospace & Defense (3.7%)
Boeing Co.	29,000	1,772,190
Honeywell International, Inc.	10,200	518,568
L-3 Communications Holdings, Inc.	4,800	473,712
Lockheed Martin Corp.	5,900	615,547
Northrop Grumman Corp.	20,300	1,368,017
Raytheon Co.	10,100	574,993
United Technologies Corp.	12,600	806,148
		6,129,175
Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	100	4,820
FedEx Corp.	3,900	307,476
United Parcel Service, Inc., Class B	20,600	1,299,448
		1,611,744
Commercial Services & Supplies (0.0%)
Robert Half International, Inc.	700	17,703
Construction & Engineering (0.7%)
Fluor Corp. (b)	4,400	357,940
Jacobs Engineering Group, Inc. (a)(b)	10,200	788,868
		1,146,808
Electrical Equipment (0.7%)
Emerson Electric Co.	9,100	443,170
Rockwell Automation, Inc.	17,900	796,729
		1,239,899
Industrial Conglomerates (3.0%)
3M Co.	11,900	837,641
General Electric Co.	90,900	2,571,561
Tyco International Ltd.	33,100	1,474,936
		4,884,138
Machinery (1.3%)
Caterpillar, Inc. (b)	11,000	764,720
Ingersoll-Rand Co., Ltd., Class A	24,400	878,400
ITT Corp.	400	26,784

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Paccar, Inc.	100	$4,206
Parker Hannifin Corp.	2,500	154,200
Terex Corp. (a)	7,400	350,242
		2,178,552
Road & Rail (0.5%)
Norfolk Southern Corp.	5,100	366,792
Ryder System, Inc.	7,300	481,508
		848,300
Trading Companies & Distributors (0.1%)
W.W. Grainger, Inc. (b)	1,200	107,412
		18,163,731
Information Technology (15.9%)
Communications Equipment (1.9%)
Cisco Systems, Inc. (a)	94,500	2,078,055
Juniper Networks, Inc. (a)	9,500	247,285
QUALCOMM, Inc.	15,800	874,372
		3,199,712
Computers & Peripherals (4.5%)
Apple, Inc. (a)	7,300	1,160,335
Dell, Inc. (a)	30,500	749,385
Hewlett-Packard Co.	45,400	2,033,920
International Business Machines Corp.	22,800	2,917,944
Lexmark International, Inc., Class A (a)(b)	11,000	385,880
Sun Microsystems, Inc. (a)(b)	22,400	238,112
		7,485,576
Internet Software & Services (1.4%)
eBay, Inc. (a)	69,500	1,749,315
Google, Inc., Class A (a)	900	426,375
Yahoo!, Inc. (a)	5,200	103,428
		2,279,118
IT Services (0.3%)
Western Union Co.	16,000	442,240
Semiconductors & Semiconductor Equipment (3.2%)
Applied Materials, Inc.	45,600	789,792
Intel Corp.	66,400	1,473,416
Linear Technology Corp. (b)	6,900	214,245
MEMC Electronic Materials, Inc. (a)	22,100	1,021,241
National Semiconductor Corp.	800	16,760
NVIDIA Corp. (a)	17,100	195,624
Texas Instruments, Inc.	63,000	1,535,940
		5,247,018
Software (4.6%)
Autodesk, Inc. (a)	21,200	676,068
Compuware Corp. (a)	16,700	183,700
Microsoft Corp. (c)	181,800	4,675,896

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Software (continued)
Oracle Corp. (a)	73,600	$1,584,608
Symantec Corp. (a)	21,700	457,219
		7,577,491
		26,231,155
Materials (3.8%)
Chemicals (1.9%)
Dow Chemical Co.	25,000	832,750
E.I. Du Pont de Nemours & Co. (b)	9,800	429,338
Monsanto Co.	9,900	1,179,189
PPG Industries, Inc. (b)	1,200	72,768
Rohm and Haas Co.	7,900	592,500
		3,106,545
Metals & Mining (1.6%)
AK Steel Holding Corp.	2,100	133,350
Alcoa, Inc.	6,300	212,625
Allegheny Technologies, Inc. (b)	6,700	316,843
Freeport-McMoRan Copper & Gold, Inc.	11,300	1,093,275
Nucor Corp.	12,800	732,416
United States Steel Corp.	700	112,252
		2,600,761
Paper & Forest Products (0.3%)
International Paper Co.	22,300	618,156
		6,325,462
Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.9%)
AT&T, Inc.	88,300	2,720,523
CenturyTel, Inc.	300	11,157
Embarq Corp.	4,500	205,965
Qwest Communications International, Inc. (b)	66,700	255,461
Verizon Communications, Inc.	48,100	1,637,324
		4,830,430
Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A (a)	400	16,760
Sprint Nextel Corp.	33,600	273,504
		290,264
		5,120,694
Utilities (3.7%)
Electric Utilities (2.3%)
American Electric Power Co., Inc.	1,800	71,100
Duke Energy Corp.	4,900	86,142
Edison International	21,000	1,015,140
Exelon Corp.	3,200	251,584
FirstEnergy Corp.	16,400	1,206,220
FPL Group, Inc.	4,800	309,744

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
Pepco Holdings, Inc.	28,300	$705,802
Pinnacle West Capital Corp.	2,000	67,140
Progress Energy, Inc.	200	8,462
		3,721,334
Gas Utilities (0.0%)
Questar Corp.	400	21,152
Independent Power Producers & Energy Traders (0.7%)
Constellation Energy Group, Inc.	13,300	1,106,028
Multi-Utilities (0.7%)
CenterPoint Energy, Inc.	14,000	220,780
Integrys Energy Group, Inc. (b)	6,400	326,784
NiSource, Inc. (b)	100	1,708
PG&E Corp.	1,200	46,236
Public Service Enterprise Group, Inc.	14,000	585,200
		1,180,708
		6,029,222
Total Common Stocks (Cost of $166,202,308)		161,743,217
Securities Lending Collateral (7.9%)
State Street Navigator Securities Lending Prime Portfolio (d) (7 day yield of 2.654%)	13,161,109	13,161,109
Total Securities Lending Collateral (Cost of $13,161,109)		13,161,109
	Par
Short-Term Obligation (1.8%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08, at 2.070%, collateralized by a U.S. Government Agency Obligation maturing 05/06/10, market value $2,979,825 (repurchase proceeds $2,920,168)	$2,920,000	2,920,000
Total Short-Term Obligation (Cost of $2,920,000)		2,920,000
Total Investments (107.6%) (Cost of $182,283,417) (f)		177,824,326
Obligation to Return Collateral for Securities Loaned (-7.9%)		(13,161,109)
Other Assets & Liabilities, Net (0.3%)		543,156
Net Assets (100.0%)		$165,206,373

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at July 31, 2008. The total market value of securities on loan at July 31, 2008 is $12,577,303.

(c)  The security or a portion of the security is pledged as collateral for open futures contracts. At July 31, 2008, the total market value of securities pledged amounted to $1,131,680.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  The issuer filed for bankruptcy protection under Chapter 11 on September 15, 2008.

(f)  Cost for federal income tax purposes is $182,499,201.

At July 31, 2008, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	11	$3,484,525	$3,476,205	Sep-08	$8,320

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	15.9
Financials	14.5
Energy	14.1
Health Care	12.7
Consumer Staples	11.0
Industrials	11.0
Consumer Discretionary	8.1
Materials	3.8
Utilities	3.7
Telecommunication Services	3.1
97.9
Securities Lending Collateral	7.9
Short-Term Obligation	1.8
Obligation to Return Collateral for Securities Loaned	(7.9)
Other Assets & Liabilities, Net	0.3
100.0

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (98.1%)
Consumer Discretionary (8.4%)
Hotels, Restaurants & Leisure (1.6%)
Burger King Holdings, Inc. (a)	15,780	$423,377
McDonald's Corp.	6,250	373,688
		797,065
Media (2.7%)
Comcast Corp., Class A	13,890	286,412
DIRECTV Group, Inc. (a)(b)	28,880	780,337
McGraw-Hill Companies, Inc.	7,610	309,499
		1,376,248
Multiline Retail (0.5%)
Kohl's Corp. (a)(b)	6,560	274,929
Specialty Retail (2.6%)
Best Buy Co., Inc. (a)	5,940	235,937
Dick's Sporting Goods, Inc. (a)(b)	9,480	166,374
Staples, Inc. (a)	22,520	506,700
Urban Outfitters, Inc. (a)(b)	12,930	426,819
		1,335,830
Textiles, Apparel & Luxury Goods (1.0%)
Hanesbrands, Inc. (a)(b)	3,690	79,114
NIKE, Inc., Class B	7,290	427,777
		506,891
		4,290,963
Consumer Staples (11.2%)
Beverages (2.1%)
Molson Coors Brewing Co., Class B (a)	9,560	515,953
PepsiCo, Inc.	8,850	589,056
		1,105,009
Food & Staples Retailing (4.4%)
BJ's Wholesale Club, Inc. (a)(b)	11,520	432,345
CVS Caremark Corp.	9,930	362,445
Kroger Co.	11,970	338,512
Wal-Mart Stores, Inc.	19,160	1,123,159
		2,256,461
Food Products (2.2%)
Cadbury PLC, ADR (a)	4,049	191,801
General Mills, Inc. (a)	6,150	395,999
H.J. Heinz Co.	11,030	555,691
		1,143,491
Household Products (0.8%)
Procter & Gamble Co.	6,020	394,190
Tobacco (1.7%)
Philip Morris International, Inc.	16,730	864,105
		5,763,256

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (10.6%)
Energy Equipment & Services (6.4%)
Halliburton Co. (a)	14,200	$636,444
Nabors Industries Ltd. (a)(b)	14,500	528,670
Schlumberger Ltd.	9,760	991,616
Transocean, Inc. (b)	4,935	671,308
Weatherford International Ltd. (b)	12,570	474,266
		3,302,304
Oil, Gas & Consumable Fuels (4.2%)
CONSOL Energy, Inc. (a)	4,700	349,633
Devon Energy Corp.	2,590	245,765
El Paso Corp. (a)	25,380	455,064
Hess Corp.	3,950	400,530
Occidental Petroleum Corp.	4,270	336,604
Petroleo Brasileiro SA, ADR	6,590	368,447
		2,156,043
		5,458,347
Financials (4.3%)
Capital Markets (4.3%)
Goldman Sachs Group, Inc.	3,390	623,896
Janus Capital Group, Inc. (a)	13,520	410,197
State Street Corp.	5,250	376,110
TD Ameritrade Holding Corp. (b)	20,250	403,177
Waddell & Reed Financial, Inc., Class A	11,210	374,414
		2,187,794
Health Care (13.7%)
Biotechnology (5.1%)
Amgen, Inc. (b)	12,350	773,480
BioMarin Pharmaceuticals, Inc. (a)(b)	6,180	201,159
Celgene Corp. (b)	8,900	671,861
Genentech, Inc. (b)	7,260	691,515
Gilead Sciences, Inc. (b)	4,920	265,582
		2,603,597
Health Care Equipment & Supplies (2.0%)
Baxter International, Inc.	8,390	575,638
Covidien Ltd. (a)	7,330	360,929
Edwards Lifesciences Corp. (a)(b)	1,310	82,111
		1,018,678
Health Care Providers & Services (1.0%)
Express Scripts, Inc. (b)	7,440	524,818
Life Sciences Tools & Services (1.8%)
Covance, Inc. (a)(b)	4,780	438,804
Thermo Fisher Scientific, Inc. (b)	7,631	461,828
		900,632

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (3.8%)
Johnson & Johnson (a)	13,470	$922,291
Schering-Plough Corp. (a)	11,220	236,517
Teva Pharmaceutical Industries Ltd., ADR	7,200	322,848
Wyeth	12,090	489,887
		1,971,543
		7,019,268
Industrials (13.1%)
Aerospace & Defense (3.1%)
Goodrich Corp.	8,160	400,982
Honeywell International, Inc.	12,950	658,378
Raytheon Co. (a)	9,280	528,311
		1,587,671
Commercial Services & Supplies (1.1%)
Dun & Bradstreet Corp. (a)	5,780	558,579
Construction & Engineering (0.9%)
Quanta Services, Inc. (a)(b)	14,800	457,024
Electrical Equipment (0.5%)
First Solar, Inc. (b)	800	228,088
Industrial Conglomerates (0.7%)
General Electric Co.	12,310	348,250
Machinery (5.5%)
Caterpillar, Inc. (a)	4,990	346,905
Cummins, Inc.	5,210	345,631
Eaton Corp. (a)	3,110	220,934
Harsco Corp.	5,320	287,812
Illinois Tool Works, Inc. (a)	8,230	385,576
Joy Global, Inc.	6,800	491,096
SPX Corp. (a)	5,960	755,609
		2,833,563
Road & Rail (1.3%)
Union Pacific Corp.	8,330	686,725
		6,699,900
Information Technology (29.7%)
Communications Equipment (5.9%)
Cisco Systems, Inc. (b)	43,890	965,141
Corning, Inc.	21,850	437,219
QUALCOMM, Inc.	29,400	1,626,996
		3,029,356

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (8.1%)
Apple, Inc. (b)	7,230	$1,149,208
Dell, Inc. (b)	13,870	340,786
EMC Corp. (a)(b)	31,250	469,063
Hewlett-Packard Co.	19,670	881,216
International Business Machines Corp. (a)	10,290	1,316,914
		4,157,187
Electronic Equipment & Instruments (0.9%)
Dolby Laboratories, Inc., Class A (b)	4,740	192,871
FLIR Systems, Inc. (a)(b)	6,740	274,587
		467,458
Internet Software & Services (3.2%)
Equinix, Inc. (a)(b)	3,960	322,185
Google, Inc., Class A (b)	2,528	1,197,640
VeriSign, Inc. (a)(b)	3,420	111,287
		1,631,112
IT Services (1.5%)
Accenture Ltd., Class A	10,860	453,514
MasterCard, Inc., Class A (a)	1,290	314,953
		768,467
Semiconductors & Semiconductor Equipment (3.6%)
Applied Materials, Inc. (a)	19,290	334,103
Broadcom Corp., Class A (b)	13,560	329,373
Intel Corp.	30,390	674,354
Intersil Corp., Class A (a)	10,280	248,056
Microchip Technology, Inc. (a)	8,360	266,935
		1,852,821
Software (6.5%)
Activision Blizzard, Inc. (b)	16,740	602,305
BMC Software, Inc. (a)(b)	10,270	337,780
Microsoft Corp.	43,450	1,117,534
Oracle Corp. (b)	46,520	1,001,576
Salesforce.com, Inc. (a)(b)	4,040	257,712
		3,316,907
		15,223,308
Materials (3.7%)
Chemicals (1.5%)
Monsanto Co.	4,228	503,597
Praxair, Inc. (a)	2,940	275,566
		779,163
Metals & Mining (2.2%)
Freeport-McMoRan Copper & Gold, Inc.	4,880	472,140
Goldcorp, Inc.	6,470	241,655
United States Steel Corp.	2,390	383,260
		1,097,055
		1,876,218

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Telecommunication Services (2.3%)
Wireless Telecommunication Services (2.3%)
American Tower Corp., Class A (b)	14,400	$603,360
NII Holdings, Inc. (a)(b)	10,370	566,824
		1,170,184
Utilities (1.1%)
Electric Utilities (1.1%)
Entergy Corp.	5,540	592,337
Total Common Stocks (Cost of $46,749,328)		50,281,575
Securities Lending Collateral (23.2%)
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 2.654%)	11,888,773	11,888,773
Total Securities Lending Collateral (Cost of $11,888,773)		11,888,773
	Par
Short-Term Obligation (2.1%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08 at 1.990%, collateralized by a U.S. Treasury Obligation maturing 05/15/13, market value $1,091,400 (repurchase proceeds $1,070,059)	$1,070,000	1,070,000
Total Short-Term Obligation (Cost of $1,070,000)		1,070,000
Total Investments (123.4%) (Cost of $59,708,101) (d)		63,240,348
Obligation to Return Collateral for Securities Loaned (-23.2%)		(11,888,773)
Other Assets & Liabilities, Net (-0.2%)		(121,102)
Net Assets (100.0%)		$51,230,473

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at July 31, 2008. The total market value of securities on loan at July 31, 2008 is $11,131,590.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $59,913,870.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	29.7
Health Care	13.7
Industrials	13.1
Consumer Staples	11.2
Energy	10.6
Consumer Discretionary	8.4
Financials	4.3
Materials	3.7
Telecommunication Services	2.3
Utilities	1.1
98.1
Securities Lending Collateral	23.2
Short-Term Obligation	2.1
Obligation to Return Collateral for Securities Loaned	(23.2)
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (96.3%)
Consumer Discretionary (7.0%)
Hotels, Restaurants & Leisure (2.1%)
Carnival Corp. (a)	10,800	$398,952
McDonald's Corp.	6,666	398,560
		797,512
Multiline Retail (2.2%)
Kohl's Corp. (a)(b)	10,800	452,628
Macy's, Inc. (a)	19,900	374,319
		826,947
Specialty Retail (1.3%)
Lowe's Companies, Inc. (a)	24,100	489,712
Textiles, Apparel & Luxury Goods (1.4%)
V.F. Corp. (a)	7,300	522,534
		2,636,705
Consumer Staples (12.0%)
Beverages (1.6%)
Anheuser-Busch Companies, Inc. (a)	3,000	203,280
Diageo PLC, ADR	5,399	379,982
		583,262
Food & Staples Retailing (1.6%)
Sysco Corp. (a)	11,600	328,976
Wal-Mart Stores, Inc.	4,900	287,238
		616,214
Food Products (2.6%)
ConAgra Foods, Inc.	24,200	524,656
Smithfield Foods, Inc. (a)(b)	12,500	268,500
Tyson Foods, Inc., Class A	11,800	175,820
		968,976
Household Products (1.5%)
Procter & Gamble Co.	8,700	569,676
Personal Products (1.7%)
Avon Products, Inc.	15,365	651,476
Tobacco (3.0%)
Lorillard, Inc. (a)(b)	10,500	704,655
Philip Morris International, Inc.	8,329	430,193
		1,134,848
		4,524,452
Energy (14.4%)
Energy Equipment & Services (2.0%)
Halliburton Co.	7,954	356,499
Smith International, Inc. (a)	2,300	171,074
Weatherford International Ltd. (b)	6,200	233,926
		761,499

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (12.4%)
Chevron Corp.	6,700	$566,552
ConocoPhillips (a)	10,507	857,581
El Paso Corp. (a)	14,500	259,985
Exxon Mobil Corp.	22,535	1,812,490
Hess Corp.	4,200	425,880
Newfield Exploration Co. (b)	3,700	181,226
Occidental Petroleum Corp.	4,900	386,267
Valero Energy Corp. (a)	5,875	196,284
		4,686,265
		5,447,764
Financials (27.9%)
Capital Markets (3.9%)
Goldman Sachs Group, Inc.	2,400	441,696
Merrill Lynch & Co., Inc. (a)	8,700	231,855
Morgan Stanley (a)	7,000	276,360
State Street Corp.	7,100	508,644
		1,458,555
Commercial Banks (8.9%)
PNC Financial Services Group, Inc. (a)	7,700	548,933
SunTrust Banks, Inc. (a)	9,100	373,646
U.S. Bancorp (a)	33,446	1,023,782
Wachovia Corp. (a)	14,122	243,887
Wells Fargo & Co. (a)	38,956	1,179,198
		3,369,446
Diversified Financial Services (5.9%)
Citigroup, Inc. (a)	32,685	610,883
JPMorgan Chase & Co. (a)	39,400	1,600,822
		2,211,705
Insurance (6.4%)
ACE Ltd.	16,000	811,200
Hartford Financial Services Group, Inc. (a)	5,655	358,470
Loews Corp. (a)	11,400	507,984
Marsh & McLennan Companies, Inc. (a)	12,800	361,600
Prudential Financial, Inc. (a)	5,400	372,438
		2,411,692
Real Estate Investment Trusts (REITs) (2.8%)
General Growth Properties, Inc. (a)	8,600	235,726
Plum Creek Timber Co., Inc. (a)	8,900	433,608
Rayonier, Inc. (a)	8,400	392,448
		1,061,782
		10,513,180
Health Care (8.9%)
Biotechnology (2.2%)
Amgen, Inc. (b)	13,200	826,716

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (1.9%)
CIGNA Corp.	7,631	$282,500
Medco Health Solutions, Inc. (b)	8,400	416,472
		698,972
Life Sciences Tools & Services (1.3%)
Thermo Fisher Scientific, Inc. (b)	8,000	484,160
Pharmaceuticals (3.5%)
Johnson & Johnson (a)	15,500	1,061,285
Merck & Co., Inc.	8,300	273,070
		1,334,355
		3,344,203
Industrials (7.8%)
Aerospace & Defense (3.7%)
Goodrich Corp.	5,100	250,614
L-3 Communications Holdings, Inc. (a)	4,850	478,646
United Technologies Corp.	10,696	684,330
		1,413,590
Construction & Engineering (0.4%)
KBR, Inc.	5,500	156,750
Industrial Conglomerates (2.8%)
General Electric Co.	31,392	888,080
McDermott International, Inc. (b)	3,170	151,114
		1,039,194
Machinery (0.9%)
Eaton Corp.	4,600	326,784
		2,936,318
Information Technology (5.4%)
Computers & Peripherals (3.2%)
EMC Corp. (b)	28,000	420,280
Hewlett-Packard Co.	17,600	788,480
		1,208,760
IT Services (0.3%)
Visa, Inc., Class A (a)(b)	1,804	131,800
Semiconductors & Semiconductor Equipment (1.4%)
Intel Corp. (a)	13,600	301,784
Intersil Corp., Class A (a)	9,700	234,061
		535,845
Software (0.5%)
BMC Software, Inc. (a)(b)	5,300	174,317
		2,050,722

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (3.2%)
Chemicals (0.9%)
E.I. Du Pont de Nemours & Co. (a)	7,700	$337,337
Metals & Mining (1.8%)
Alcoa, Inc.	9,500	320,625
Allegheny Technologies, Inc. (a)	1,300	61,477
Freeport-McMoRan Copper & Gold, Inc.	1,300	125,775
Nucor Corp. (a)	3,200	183,104
		690,981
Paper & Forest Products (0.5%)
Weyerhaeuser Co. (a)	3,700	197,802
		1,226,120
Telecommunication Services (4.4%)
Diversified Telecommunication Services (4.4%)
AT&T, Inc.	39,857	1,227,994
Verizon Communications, Inc. (a)	12,370	421,075
		1,649,069
Utilities (5.3%)
Electric Utilities (3.5%)
Exelon Corp.	5,600	440,272
FPL Group, Inc. (a)	8,300	535,599
PPL Corp.	7,400	347,504
		1,323,375
Multi-Utilities (1.8%)
PG&E Corp. (a)	7,033	270,981
Public Service Enterprise Group, Inc.	10,086	421,595
		692,576
		2,015,951
Total Common Stocks (Cost of $36,492,057)		36,344,484
Convertible Preferred Stocks (0.4%)
Health Care (0.4%)
Pharmaceuticals (0.4%)
Schering-Plough Corp., 6.000%	800	156,920
Total Convertible Preferred Stocks (Cost of $212,152)		156,920
Securities Lending Collateral (27.8%)
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 2.654%)	10,510,738	10,510,738
Total Securities Lending Collateral (Cost of $10,510,738)		10,510,738

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (2.7%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08 at 1.990%, collateralized by a U.S. Treasury Obligation maturing 02/12/15, market value $1,039,775 (repurchase proceeds $1,015,056)	$1,015,000	$1,015,000
Total Short-Term Obligation (Cost of $1,015,000)		1,015,000
Total Investments (127.2%) (Cost of $48,229,947) (d)		48,027,142
Obligation to Return Collateral for Securities Loaned (-27.8%)		(10,510,738)
Other Assets & Liabilities, Net (0.6%)		224,224
Net Assets (100.0%)		$37,740,628

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at July 31, 2008. The total market value of securities on loan at July 31, 2008 is $10,183,653.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $48,243,024.

For the year ended July 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	161	39,995
Options exercised	(52)	(9,931)
Options expired	(86)	(24,905)
Options bought back	(23)	(5,159)
Options outstanding at July 31, 2008	-	$-

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.9
Energy	14.4
Consumer Staples	12.0
Health Care	9.3
Industrials	7.8
Consumer Discretionary	7.0
Information Technology	5.4
Utilities	5.3
Telecommunication Services	4.4
Materials	3.2
96.7
Securities Lending Collateral	27.8
Short-Term Obligation	2.7
Obligation to Return Collateral for Securities Loaned	(27.8)
Other Assets & Liabilities, Net	0.6
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (97.9%)
Consumer Discretionary (15.3%)
Auto Components (0.3%)
WABCO Holdings, Inc.	1,807	$81,604
Diversified Consumer Services (2.2%)
Apollo Group, Inc., Class A (a)	2,560	159,462
DeVry, Inc.	1,940	110,211
ITT Educational Services, Inc. (a)	1,920	170,074
New Oriental Education & Technology Group, ADR (a)	1,710	119,700
		559,447
Hotels, Restaurants & Leisure (3.7%)
Ctrip.com International Ltd., ADR	2,452	110,561
Darden Restaurants, Inc.	5,040	164,153
International Game Technology, Inc.	4,350	94,438
Starbucks Corp. (a)	10,770	158,211
Starwood Hotels & Resorts Worldwide, Inc.	2,700	92,583
WMS Industries, Inc. (a)	3,270	92,149
Yum! Brands, Inc.	6,240	223,517
		935,612
Internet & Catalog Retail (0.7%)
Priceline.com, Inc. (a)	1,500	172,425
Media (2.6%)
Central European Media Enterprises Ltd., Class A (a)	1,390	115,718
Discovery Holding Co., Class A (a)	6,680	132,798
Liberty Media Corp., Class A (a)	10,310	253,832
McGraw-Hill Companies, Inc.	3,290	133,804
		636,152
Multiline Retail (0.5%)
Kohl's Corp. (a)	2,880	120,701
Specialty Retail (4.0%)
GameStop Corp., Class A (a)	3,380	136,924
Guess ?, Inc.	3,040	96,277
J Crew Group, Inc. (a)	3,560	102,386
Ross Stores, Inc.	4,010	152,219
Tiffany & Co.	2,900	109,591
TJX Companies, Inc.	5,240	176,640
Urban Outfitters, Inc. (a)	6,690	220,837
		994,874
Textiles, Apparel & Luxury Goods (1.3%)
Deckers Outdoor Corp. (a)	1,550	175,166
Phillips-Van Heusen Corp.	4,350	153,990
		329,156
		3,829,971

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (3.6%)
Food & Staples Retailing (0.7%)
Kroger Co.	6,110	$172,791
Food Products (1.1%)
H.J. Heinz Co.	2,370	119,401
Wm. Wrigley Jr. Co.	1,910	150,813
		270,214
Household Products (0.4%)
Clorox Co.	1,840	100,280
Personal Products (0.8%)
Avon Products, Inc.	5,090	215,816
Tobacco (0.6%)
Lorillard, Inc. (a)	2,160	144,958
		904,059
Energy (12.7%)
Energy Equipment & Services (5.0%)
Cameron International Corp. (a)	4,140	197,727
Core Laboratories N.V.	1,010	130,906
Diamond Offshore Drilling, Inc.	2,460	293,478
FMC Technologies, Inc. (a)	1,950	120,471
IHS, Inc., Class A (a)	1,914	119,108
National-Oilwell Varco, Inc. (a)	2,300	180,849
Noble Corp.	3,960	205,405
		1,247,944
Oil, Gas & Consumable Fuels (7.7%)
Concho Resources, Inc. (a)	4,178	136,830
CONSOL Energy, Inc.	3,250	241,767
Continental Resources, Inc. (a)	5,019	286,685
Denbury Resources, Inc. (a)	12,470	350,906
Frontier Oil Corp.	5,500	100,375
Peabody Energy Corp.	2,600	175,890
PetroHawk Energy Corp. (a)	5,090	169,599
Range Resources Corp.	2,200	106,832
Southwestern Energy Co. (a)	6,688	242,841
Ultra Petroleum Corp. (a)	1,510	107,784
		1,919,509
		3,167,453
Financials (6.0%)
Capital Markets (3.7%)
Invesco Ltd.	7,000	163,030
Janus Capital Group, Inc.	4,320	131,069
Northern Trust Corp.	1,900	148,523

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
T. Rowe Price Group, Inc.	3,640	$217,854
Waddell & Reed Financial, Inc., Class A	8,060	269,204
		929,680
Diversified Financial Services (1.1%)
CME Group, Inc.	430	154,856
IntercontinentalExchange, Inc. (a)	1,140	113,772
		268,628
Real Estate Investment Trusts (REITs) (1.2%)
Macerich Co.	1,650	91,294
Plum Creek Timber Co., Inc.	2,260	110,107
ProLogis	2,000	97,760
		299,161
		1,497,469
Health Care (14.3%)
Biotechnology (3.3%)
Alexion Pharmaceuticals, Inc. (a)	1,620	151,875
Amylin Pharmaceuticals, Inc. (a)	4,640	146,392
Celgene Corp. (a)	2,730	206,088
ImClone Systems, Inc. (a)	2,200	140,646
Onyx Pharmaceuticals, Inc. (a)	4,350	176,175
		821,176
Health Care Equipment & Supplies (2.2%)
Hologic, Inc. (a)	9,128	168,594
Intuitive Surgical, Inc. (a)	637	198,292
Varian Medical Systems, Inc. (a)	3,070	184,200
		551,086
Health Care Providers & Services (3.4%)
Express Scripts, Inc. (a)	3,520	248,301
Laboratory Corp. of America Holdings (a)	3,620	244,640
McKesson Corp.	2,490	139,415
Medco Health Solutions, Inc. (a)	2,630	130,395
Pediatrix Medical Group, Inc. (a)	1,650	80,272
		843,023
Life Sciences Tools & Services (4.3%)
Charles River Laboratories International, Inc. (a)	3,610	239,920
Covance, Inc. (a)	2,720	249,696
Illumina, Inc. (a)	1,203	112,168
Pharmaceutical Product Development, Inc.	4,890	186,505
Thermo Fisher Scientific, Inc. (a)	2,350	142,222
Waters Corp. (a)	2,220	150,827
		1,081,338
Pharmaceuticals (1.1%)
Allergan, Inc.	3,270	169,811
Perrigo Co.	3,150	110,974
		280,785
		3,577,408

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrials (15.8%)
Aerospace & Defense (1.8%)
Goodrich Corp.	3,910	$192,138
Precision Castparts Corp.	2,800	261,604
		453,742
Air Freight & Logistics (0.5%)
C.H. Robinson Worldwide, Inc.	2,610	125,802
Commercial Services & Supplies (2.6%)
Dun & Bradstreet Corp.	1,110	107,270
FTI Consulting, Inc. (a)	1,580	112,433
Manpower, Inc.	2,180	104,640
Robert Half International, Inc.	3,820	96,608
Stericycle, Inc. (a)	3,880	231,830
		652,781
Construction & Engineering (1.0%)
Foster Wheeler Ltd. (a)	4,410	250,356
Electrical Equipment (3.4%)
AMETEK, Inc.	3,230	154,588
First Solar, Inc. (a)	470	134,002
General Cable Corp. (a)	4,530	261,064
Roper Industries, Inc.	2,830	173,139
SunPower Corp., Class A (a)	1,650	129,970
		852,763
Industrial Conglomerates (2.1%)
McDermott International, Inc. (a)	7,000	333,690
Textron, Inc.	4,060	176,488
		510,178
Machinery (3.7%)
Bucyrus International, Inc.	2,160	151,221
Cummins, Inc.	4,520	299,857
Flowserve Corp.	1,200	160,008
Joy Global, Inc.	3,155	227,854
Manitowoc Co., Inc.	3,480	91,733
		930,673
Road & Rail (0.7%)
Landstar System, Inc.	3,590	181,582
		3,957,877
Information Technology (16.7%)
Communications Equipment (2.1%)
CommScope, Inc. (a)	2,220	98,990
Harris Corp.	4,540	218,601
Juniper Networks, Inc. (a)	3,790	98,654
Research In Motion Ltd. (a)	820	100,712
		516,957

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (0.6%)
Seagate Technology	10,120	$151,496
Electronic Equipment & Instruments (1.3%)
Amphenol Corp., Class A	2,670	127,279
Avnet, Inc. (a)	3,900	106,314
Tyco Electronics Ltd.	2,640	87,490
		321,083
Internet Software & Services (1.1%)
Equinix, Inc. (a)	1,730	140,753
VeriSign, Inc. (a)	4,530	147,406
		288,159
IT Services (4.0%)
Alliance Data Systems Corp. (a)	3,410	218,751
Cognizant Technology Solutions Corp., Class A (a)	6,680	187,508
Fiserv, Inc. (a)	2,680	128,158
Global Payments, Inc.	2,450	108,511
Mastercard, Inc., Class A	560	136,724
Paychex, Inc.	3,460	113,903
Total System Services, Inc.	4,880	95,550
		989,105
Semiconductors & Semiconductor Equipment (3.4%)
ASML Holding N.V., N.Y. Registered Shares	6,710	152,921
Broadcom Corp., Class A (a)	8,790	213,509
Lam Research Corp. (a)	3,400	111,826
Linear Technology Corp.	3,250	100,912
Marvell Technology Group Ltd. (a)	9,940	147,013
Microchip Technology, Inc.	3,970	126,762
		852,943
Software (4.2%)
Activision Blizzard, Inc. (a)	3,480	125,210
Autodesk, Inc. (a)	2,807	89,515
Citrix Systems, Inc. (a)	2,978	79,334
FactSet Research Systems, Inc.	2,250	129,758
Intuit, Inc. (a)	5,610	153,321
McAfee, Inc. (a)	5,070	166,043
Salesforce.com, Inc. (a)	2,270	144,803
UBISOFT Entertainment (a)	1,640	162,096
		1,050,080
		4,169,823
Materials (7.8%)
Chemicals (4.9%)
Agrium, Inc.	1,760	154,880
Intrepid Potash, Inc. (a)	2,175	120,277
Monsanto Co.	1,940	231,073

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Potash Corp. of Saskatchewan, Inc.	2,270	$463,693
Syngenta AG, ADR	2,420	140,578
Wacker Chemie AG	560	115,904
		1,226,405
Metals & Mining (2.9%)
Agnico-Eagle Mines Ltd.	2,170	118,590
AK Steel Holding Corp.	1,740	110,490
Cleveland-Cliffs, Inc.	2,560	277,530
Freeport-McMoRan Copper & Gold, Inc.	1,367	132,257
Nucor Corp.	1,440	82,397
		721,264
		1,947,669
Telecommunication Services (2.8%)
Wireless Telecommunication Services (2.8%)
American Tower Corp., Class A (a)	7,086	296,904
Crown Castle International Corp. (a)	4,810	183,742
Leap Wireless International, Inc. (a)	1,900	81,947
NII Holdings, Inc. (a)	2,720	148,675
		711,268
Utilities (2.9%)
Electric Utilities (1.4%)
ITC Holdings Corp.	2,319	120,866
PPL Corp.	4,800	225,408
		346,274
Gas Utilities (0.6%)
Questar Corp.	2,910	153,881
Independent Power Producers & Energy Traders (0.9%)
Constellation Energy Group, Inc.	1,200	99,792
NRG Energy, Inc. (a)	3,330	120,846
		220,638
		720,793
Total Common Stocks (Cost of $21,051,464)		24,483,790

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (5.1%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08 at 1.990%, collateralized by U.S. Treasury Obligations maturing 02/12/15, market value $1,306,250 (repurchase proceeds $1,280,071)	$1,280,000	$1,280,000
Total Short-Term Obligation (Cost of $1,280,000)		1,280,000
Total Investments (103.0%) (Cost of $22,331,464) (b)		25,763,790
Other Assets & Liabilities, Net (-3.0%)		(752,180)
Net Assets (100.0%)		$25,011,610

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $22,513,674.

For the year ended July 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	71	24,827
Options terminated in closing purchase transactions	(71)	(24,827)
Options exercised	-	-
Options expired	-	-
Options outstanding at July 31, 2008	-	$-

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	16.7
Industrials	15.8
Consumer Discretionary	15.3
Health Care	14.3
Energy	12.7
Materials	7.8
Financials	6.0
Consumer Staples	3.6
Utilities	2.9
Telecommunication Services	2.8
97.9
Short-Term Obligation	5.1
Other Assets & Liabilities, Net	(3.0)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (95.3%)
Consumer Discretionary (9.7%)
Auto Components (2.9%)
BorgWarner, Inc.	5,000	$201,600
Gentex Corp.	5,600	86,576
Johnson Controls, Inc.	6,850	206,596
		494,772
Automobiles (0.4%)
Ford Motor Co. (a)	15,222	73,066
Hotels, Restaurants & Leisure (2.1%)
Royal Caribbean Cruises Ltd.	7,900	201,292
Starwood Hotels & Resorts Worldwide, Inc.	4,425	151,733
		353,025
Leisure Equipment & Products (1.0%)
Hasbro, Inc.	4,400	170,368
Multiline Retail (2.4%)
Macy's, Inc.	11,416	214,735
Saks, Inc. (a)	19,000	193,610
		408,345
Textiles, Apparel & Luxury Goods (0.9%)
Polo Ralph Lauren Corp.	2,600	153,842
		1,653,418
Consumer Staples (8.9%)
Beverages (1.5%)
Fomento Economico Mexicano SAB de CV, ADR	2,975	136,434
Pepsi Bottling Group, Inc.	4,600	128,110
		264,544
Food & Staples Retailing (1.5%)
BJ's Wholesale Club, Inc. (a)	3,500	131,355
Kroger Co.	4,650	131,502
		262,857
Food Products (3.7%)
ConAgra Foods, Inc.	8,000	173,440
Dean Foods Co. (a)	8,900	189,570
Hershey Co.	2,400	88,248
Smithfield Foods, Inc. (a)	3,000	64,440
Tyson Foods, Inc., Class A	7,800	116,220
		631,918
Household Products (0.5%)
Clorox Co.	1,550	84,475

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (1.7%)
Avon Products, Inc.	4,600	$195,040
Estee Lauder Companies, Inc., Class A	1,975	87,097
		282,137
		1,525,931
Energy (7.1%)
Energy Equipment & Services (2.3%)
Complete Production Services, Inc. (a)	3,700	117,808
National-Oilwell Varco, Inc. (a)	1,150	90,425
Rowan Companies, Inc.	2,125	84,575
Tidewater, Inc.	1,700	101,898
		394,706
Oil, Gas & Consumable Fuels (4.8%)
El Paso Corp.	12,100	216,953
Forest Oil Corp. (a)	2,300	131,169
Hess Corp.	1,075	109,005
Newfield Exploration Co. (a)	2,500	122,450
Peabody Energy Corp.	1,400	94,710
Williams Companies, Inc.	4,600	147,430
		821,717
		1,216,423
Financials (30.0%)
Capital Markets (3.0%)
Ameriprise Financial, Inc.	6,500	276,250
Lazard Ltd., Class A	5,600	228,536
		504,786
Commercial Banks (9.6%)
Bank of Hawaii Corp.	4,600	231,794
City National Corp.	3,500	171,955
Comerica, Inc.	6,875	197,450
Cullen/Frost Bankers, Inc.	4,225	222,826
KeyCorp	7,300	77,015
Marshall & Ilsley Corp.	16,325	248,140
SVB Financial Group (a)	3,150	181,409
TCF Financial Corp.	14,500	184,875
Zions Bancorporation	4,375	128,056
		1,643,520
Insurance (7.5%)
ACE Ltd.	5,300	268,710
Assurant, Inc.	3,000	180,360
Loews Corp.	4,075	181,582
Marsh & McLennan Companies, Inc.	10,800	305,100
Platinum Underwriters Holdings Ltd.	4,700	169,670
Reinsurance Group of America, Inc.	3,500	173,950
		1,279,372

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (9.9%)
Alexandria Real Estate Equities, Inc.	2,400	$247,824
Boston Properties, Inc.	2,150	206,808
Equity Residential Property Trust	5,900	254,703
General Growth Properties, Inc.	8,075	221,336
Plum Creek Timber Co., Inc.	6,500	316,680
ProLogis	4,000	195,520
Rayonier, Inc.	5,500	256,960
		1,699,831
		5,127,509
Health Care (4.8%)
Health Care Equipment & Supplies (1.9%)
Beckman Coulter, Inc.	1,900	137,446
Cooper Companies, Inc.	1,600	53,920
Hospira, Inc. (a)	3,675	140,238
		331,604
Health Care Providers & Services (2.2%)
CIGNA Corp.	3,450	127,719
Community Health Systems, Inc. (a)	4,175	137,692
Universal Health Services, Inc., Class B	1,700	103,054
		368,465
Life Sciences Tools & Services (0.7%)
Varian, Inc. (a)	2,300	113,620
		813,689
Industrials (10.2%)
Aerospace & Defense (2.1%)
AerCap Holdings NV (a)	6,500	99,190
L-3 Communications Holdings, Inc.	1,400	138,166
Spirit Aerosystems Holdings, Inc., Class A (a)	5,907	127,945
		365,301
Construction & Engineering (0.8%)
Jacobs Engineering Group, Inc. (a)	1,650	127,611
Electrical Equipment (0.7%)
Cooper Industries Ltd., Class A	2,900	122,293
Industrial Conglomerates (2.5%)
McDermott International, Inc. (a)	1,745	83,184
Teleflex, Inc.	2,400	147,168
Textron, Inc.	4,300	186,921
		417,273

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (2.6%)
Barnes Group, Inc.	3,988	$90,089
Harsco Corp.	1,650	89,265
Kennametal, Inc.	3,850	114,576
Parker Hannifin Corp.	2,525	155,742
		449,672
Marine (0.8%)
Alexander & Baldwin, Inc.	3,125	135,594
Road & Rail (0.7%)
Canadian Pacific Railway Ltd.	2,000	125,620
		1,743,364
Information Technology (7.0%)
Computers & Peripherals (1.6%)
Diebold, Inc.	1,000	36,980
NCR Corp. (a)	8,600	230,996
		267,976
Electronic Equipment & Instruments (2.5%)
Agilent Technologies, Inc. (a)	1,500	54,090
Arrow Electronics, Inc. (a)	5,325	171,572
Avnet, Inc. (a)	3,762	102,552
Mettler-Toledo International, Inc. (a)	1,000	107,510
		435,724
Semiconductors & Semiconductor Equipment (1.1%)
Intersil Corp., Class A	3,000	72,390
KLA-Tencor Corp.	1,550	58,264
Spansion, Inc., Class A (a)	7,600	17,404
Verigy Ltd. (a)	1,583	35,190
		183,248
Software (1.8%)
Activision Blizzard, Inc. (a)	2,933	105,529
Citrix Systems, Inc. (a)	1,600	42,624
Electronic Arts, Inc. (a)	2,625	113,348
Synopsys, Inc. (a)	1,750	42,035
		303,536
		1,190,484
Materials (6.6%)
Chemicals (2.6%)
Air Products & Chemicals, Inc.	1,750	166,618
Albemarle Corp.	2,825	109,977
PPG Industries, Inc.	2,900	175,856
		452,451

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Containers & Packaging (1.8%)
Crown Holdings, Inc. (a)	4,700	$131,741
Packaging Corp. of America	6,600	168,432
		300,173
Metals & Mining (0.5%)
Allegheny Technologies, Inc.	1,700	80,393
Paper & Forest Products (1.7%)
Weyerhaeuser Co.	5,500	294,030
		1,127,047
Utilities (11.0%)
Electric Utilities (5.0%)
American Electric Power Co., Inc.	5,800	229,100
Edison International	4,875	235,657
Entergy Corp.	1,200	128,304
FPL Group, Inc.	1,775	114,541
PPL Corp.	3,225	151,446
		859,048
Gas Utilities (0.9%)
AGL Resources, Inc.	4,475	154,656
Independent Power Producers & Energy Traders (0.5%)
Reliant Energy, Inc. (a)	5,000	90,550
Multi-Utilities (4.6%)
PG&E Corp.	5,825	224,437
Public Service Enterprise Group, Inc.	2,900	121,220
Sempra Energy	4,275	240,084
Wisconsin Energy Corp.	4,300	194,016
		779,757
		1,884,011
Total Common Stocks (Cost of $15,619,506)		16,281,876
	Par
Convertible Bond (0.2%)
Consumer Discretionary (0.2%)
Automobiles (0.2%)
Ford Motor Co.
4.250% 12/15/36	$38,000	26,410
Total Convertible Bond (Cost of $39,960)		26,410

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (4.3%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08 due 08/01/08 at 1.990%, collateralized by a U.S. Treasury Obligation maturing 02/28/11, market value $747,300 (repurchase proceeds $732,040)	$732,000	$732,000
Total Short-Term Obligation (Cost of $732,000)		732,000
Total Investments (99.8%) (Cost of $16,391,466) (b)		17,040,286
Other Assets & Liabilities, Net (0.2%)		39,128
Net Assets (100.0%)		$17,079,414

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $16,438,302.

For the year ended July 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	32	21,982
Options expired	(32)	(21,982)
Options outstanding at July 31, 2008	-	$-

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	30.0
Utilities	11.0
Industrials	10.2
Consumer Discretionary	9.9
Consumer Staples	8.9
Energy	7.1
Information Technology	7.0
Materials	6.6
Health Care	4.8
95.5
Short-Term Obligation	4.3
Other Assets & Liabilities, Net	0.2
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (99.0%)
Consumer Discretionary (12.4%)
Auto Components (0.3%)
WABCO Holdings, Inc.	2,948	$133,132
Distributors (0.6%)
LKQ Corp. (a)	12,030	246,615
Diversified Consumer Services (2.4%)
Capella Education Co. (a)	6,068	316,750
Coinstar, Inc. (a)	8,540	294,545
DeVry, Inc.	3,040	172,702
New Oriental Education & Technology Group, ADR (a)	2,710	189,700
		973,697
Hotels, Restaurants & Leisure (1.9%)
Ctrip.com International Ltd., ADR	3,877	174,814
Panera Bread Co., Class A (a)	4,030	201,903
Vail Resorts, Inc. (a)	4,880	197,054
WMS Industries, Inc. (a)	7,310	205,996
		779,767
Household Durables (0.6%)
Tupperware Brands Corp.	5,840	227,760
Internet & Catalog Retail (1.0%)
Priceline.com, Inc. (a)	3,530	405,774
Leisure Equipment & Products (0.5%)
Polaris Industries, Inc.	4,220	180,616
Media (1.0%)
Central European Media Enterprises Ltd., Class A (a)	2,260	188,145
Morningstar, Inc. (a)	3,700	232,952
		421,097
Specialty Retail (2.1%)
Aeropostale, Inc. (a)	5,010	161,572
Children's Place Retail Stores, Inc. (a)	4,150	157,908
Gymboree Corp. (a)	6,410	239,734
J Crew Group, Inc. (a)	10,290	295,940
		855,154
Textiles, Apparel & Luxury Goods (2.0%)
Deckers Outdoor Corp. (a)	3,160	357,112
True Religion Apparel, Inc. (a)	10,260	265,118
Warnaco Group, Inc. (a)	4,890	205,135
		827,365
		5,050,977

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (1.8%)
Beverages (1.0%)
Central European Distribution Corp. (a)	5,570	$406,387
Food Products (0.4%)
Green Mountain Coffee Roasters, Inc. (a)	4,470	162,485
Personal Products (0.4%)
Chattem, Inc. (a)	2,390	154,083
		722,955
Energy (11.3%)
Energy Equipment & Services (3.6%)
Atwood Oceanics, Inc. (a)	13,030	598,207
Core Laboratories N.V.	2,810	364,204
IHS, Inc., Class A (a)	2,730	169,888
Tesco Corp. (a)	10,220	317,536
		1,449,835
Oil, Gas & Consumable Fuels (7.7%)
Arena Resources, Inc. (a)	10,799	441,787
Berry Petroleum Co., Class A	5,210	224,238
Carrizo Oil & Gas, Inc. (a)	6,600	332,244
Concho Resources, Inc. (a)	11,006	360,446
EXCO Resources, Inc. (a)	7,490	195,115
Foundation Coal Holdings, Inc.	4,190	248,886
Holly Corp.	4,780	136,612
Parallel Petroleum Corp. (a)	20,436	334,742
Penn Virginia Corp.	3,430	208,373
PetroHawk Energy Corp. (a)	7,990	266,227
Petroleum Development Corp. (a)	2,840	157,080
Ship Finance International Ltd.	8,380	249,221
		3,154,971
		4,604,806
Financials (3.7%)
Capital Markets (1.5%)
Waddell & Reed Financial, Inc., Class A	17,910	598,194
Consumer Finance (0.4%)
Cash America International, Inc.	4,330	182,553
Real Estate Investment Trusts (REITs) (1.8%)
Alexandria Real Estate Equities, Inc.	2,450	252,987
Home Properties, Inc.	4,950	272,349
Washington Real Estate Investment Trust	6,160	211,041
		736,377
		1,517,124

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care (22.7%)
Biotechnology (7.6%)
Alexion Pharmaceuticals, Inc. (a)	6,400	$600,000
BioMarin Pharmaceuticals, Inc. (a)	9,170	298,484
Celera Corp. (a)	11,860	161,889
Cepheid, Inc. (a)	6,340	108,541
Myriad Genetics, Inc. (a)	3,250	216,125
Onyx Pharmaceuticals, Inc. (a)	11,280	456,840
OSI Pharmaceuticals, Inc. (a)	9,900	521,037
Savient Pharmaceuticals, Inc. (a)	10,231	271,940
United Therapeutics Corp. (a)	4,160	471,702
		3,106,558
Health Care Equipment & Supplies (5.7%)
Haemonetics Corp. (a)	4,410	256,045
Hologic, Inc. (a)	27,286	503,972
Immucor, Inc. (a)	5,880	177,164
Insulet Corp. (a)	6,948	96,925
Masimo Corp. (a)	6,078	229,566
Natus Medical, Inc. (a)	10,778	250,157
NuVasive, Inc. (a)	10,510	590,347
Spectranetics Corp. (a)	26,230	234,759
		2,338,935
Health Care Providers & Services (3.2%)
CardioNet, Inc. (a)	4,592	126,556
Genoptix, Inc. (a)	5,050	147,207
HealthExtras, Inc. (a)	10,465	314,055
IPC The Hospitalist Co., Inc. (a)	7,943	171,172
Pediatrix Medical Group, Inc. (a)	1,840	89,516
Psychiatric Solutions, Inc. (a)	13,477	471,964
		1,320,470
Health Care Technology (0.5%)
Phase Forward, Inc. (a)	11,208	206,227
Life Sciences Tools & Services (4.5%)
ICON PLC, ADR (a)	15,150	1,217,151
Illumina, Inc. (a)(b)	6,500	606,060
		1,823,211
Pharmaceuticals (1.2%)
Cypress Bioscience, Inc. (a)	14,180	123,366
Perrigo Co.	10,620	374,142
		497,508
		9,292,909
Industrials (16.9%)
Aerospace & Defense (0.8%)
Hexcel Corp. (a)	16,390	311,082

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Air Freight & Logistics (0.5%)
HUB Group, Inc., Class A (a)	5,245	$203,821
Commercial Services & Supplies (5.3%)
Advisory Board Co. (a)	3,930	150,715
CoStar Group, Inc. (a)	4,270	213,030
EnergySolutions, Inc.	7,158	146,811
FTI Consulting, Inc. (a)	4,182	297,591
Geo Group, Inc. (a)	9,400	225,976
Huron Consulting Group, Inc. (a)	6,670	347,907
Ritchie Bros Auctioneers, Inc.	13,060	340,997
Waste Connections, Inc. (a)	12,430	452,328
		2,175,355
Construction & Engineering (0.5%)
EMCOR Group, Inc. (a)	7,480	225,298
Electrical Equipment (3.9%)
Acuity Brands, Inc.	7,320	299,095
Energy Conversion Devices, Inc. (a)	3,500	244,755
General Cable Corp. (a)	7,430	428,191
GrafTech International Ltd. (a)	18,200	426,790
SunPower Corp., Class A (a)	2,210	174,082
		1,572,913
Machinery (4.2%)
Actuant Corp., Class A	6,400	194,944
Barnes Group, Inc.	10,360	234,032
Bucyrus International, Inc., Class A	8,470	592,985
Kaydon Corp.	3,340	158,383
Key Technology, Inc. (a)	6,842	219,286
RBC Bearings, Inc. (a)	8,931	297,134
		1,696,764
Road & Rail (1.2%)
Genesee & Wyoming, Inc., Class A (a)	7,420	300,288
Landstar System, Inc.	3,980	201,308
		501,596
Transportation Infrastructure (0.5%)
Aegean Marine Petroleum Network, Inc.	5,670	205,254
		6,892,083
Information Technology (21.1%)
Communications Equipment (0.6%)
Neutral Tandem, Inc. (a)	12,900	222,912
Electronic Equipment & Instruments (1.4%)
DTS, Inc. (a)	11,879	339,621
Itron, Inc. (a)	2,450	226,208
		565,829

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Internet Software & Services (3.3%)
Bankrate, Inc. (a)	7,294	$229,396
Equinix, Inc. (a)	2,993	243,511
Omniture, Inc. (a)	14,995	260,163
VistaPrint Ltd. (a)	6,690	172,401
Vocus, Inc. (a)	12,306	437,971
		1,343,442
IT Services (1.5%)
Cybersource Corp. (a)	12,520	222,230
Gartner, Inc. (a)	7,900	192,444
Wright Express Corp. (a)	7,650	203,108
		617,782
Semiconductors & Semiconductor Equipment (5.3%)
Atheros Communications, Inc. (a)	12,073	374,263
Entegris, Inc. (a)	28,110	177,936
FEI Co. (a)	4,560	115,140
Hittite Microwave Corp. (a)	7,310	233,335
Microsemi Corp. (a)	6,750	175,230
Monolithic Power Systems, Inc. (a)	9,250	201,188
Netlogic Microsystems, Inc. (a)	8,540	273,366
Power Integrations, Inc. (a)	11,200	305,984
Trina Solar Ltd., ADR (a)	5,770	158,790
Verigy Ltd. (a)	7,110	158,055
		2,173,287
Software (9.0%)
Advent Software, Inc. (a)	6,900	300,426
Blackboard, Inc. (a)	8,250	329,670
Concur Technologies, Inc. (a)	8,771	361,541
FactSet Research Systems, Inc.	3,100	178,777
Informatica Corp. (a)	10,920	176,795
Jack Henry & Associates, Inc.	6,260	135,153
Magma Design Automation, Inc. (a)	24,150	153,111
Micros Systems, Inc. (a)	10,190	322,819
Net 1 UEPS Technologies, Inc. (a)	11,280	265,982
Netscout Systems, Inc. (a)	17,290	235,490
Nuance Communications, Inc. (a)	15,910	246,923
Solera Holdings, Inc. (a)	11,670	338,313
SPSS, Inc. (a)	5,880	194,334
Taleo Corp., Class A (a)	15,160	284,099
Ultimate Software Group, Inc. (a)	6,340	166,298
		3,689,731
		8,612,983
Materials (7.3%)
Chemicals (3.9%)
CF Industries Holdings, Inc.	2,820	460,957
Intrepid Potash, Inc. (a)	10,660	589,498
Terra Industries, Inc.	9,880	533,520
		1,583,975

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Containers & Packaging (0.7%)
Silgan Holdings, Inc.	5,700	$301,074
Metals & Mining (2.7%)
Cleveland-Cliffs, Inc.	4,450	482,424
PAN American Silver Corp. (a)	9,790	303,001
Steel Dynamics, Inc.	10,370	328,522
		1,113,947
		2,998,996
Telecommunication Services (1.3%)
Wireless Telecommunication Services (1.3%)
SBA Communications Corp., Class A (a)	13,680	518,335
Utilities (0.5%)
Electric Utilities (0.5%)
ITC Holdings Corp.	3,750	195,450
Total Common Stocks (Cost of $34,006,514)		40,406,618
	Par
Short-Term Obligation (3.4%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08 at 1.990%, collateralized by a U.S. Treasury Obligation maturing 05/15/13, market value $1,438,200 (repurchase proceeds $1,407,078)	$1,407,000	1,407,000
Total Short-Term Obligation (Cost of $1,407,000)		1,407,000
Total Investments (102.4%) (Cost of $35,413,514) (c)		41,813,618
Other Assets & Liabilities, Net (-2.4%)		(995,365)
Net Assets (100.0%)		$40,818,253

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security is pledged as collateral for open written options contracts.

(c)  Cost for federal income tax purposes is $35,824,905.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2008 the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Illumina, Inc	$100	65	08/16/08	$8,362	$3,250
Total written call options (proceeds $8,362)

For the year ended July 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	189	54,846
Options bought back	(94)	(37,905)
Options exercised	-	-
Options expired	(30)	(8,579)
Options outstanding at July 31, 2008	65	$8,362

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	22.7
Information Technology	21.1
Industrials	16.9
Consumer Discretionary	12.4
Energy	11.3
Materials	7.3
Financials	3.7
Consumer Staples	1.8
Telecommunication Services	1.3
Utilities	0.5
99.0
Short-Term Obligation	3.4
Other Assets & Liabilities, Net	(2.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (100.0%)
Consumer Discretionary (8.3%)
Auto Components (0.8%)
American Axle & Manufacturing Holdings, Inc.	2,340	$13,759
BorgWarner, Inc.	3,480	140,314
Modine Manufacturing Co.	3,700	64,528
		218,601
Diversified Consumer Services (0.1%)
Regis Corp.	1,360	38,066
Hotels, Restaurants & Leisure (1.7%)
Benihana, Inc., Class A (a)	6,950	46,357
Bob Evans Farms, Inc.	3,800	108,832
CEC Entertainment, Inc. (a)	3,100	108,066
Landry's Restaurants, Inc.	5,070	73,870
O'Charleys, Inc.	5,120	57,600
Red Robin Gourmet Burgers, Inc. (a)	1,910	47,425
		442,150
Household Durables (1.8%)
American Greetings Corp., Class A	9,720	144,051
Cavco Industries, Inc. (a)	1,386	46,708
CSS Industries, Inc.	2,820	79,750
Ethan Allen Interiors, Inc.	2,050	51,455
Furniture Brands International, Inc.	5,020	59,587
Skyline Corp.	938	24,454
Universal Electronics, Inc. (a)	3,370	76,566
		482,571
Internet & Catalog Retail (0.2%)
NutriSystem, Inc.	3,060	52,662
Leisure Equipment & Products (0.3%)
Brunswick Corp.	5,670	73,143
Specialty Retail (2.5%)
America's Car-Mart, Inc. (a)	7,915	157,667
Foot Locker, Inc.	4,986	75,089
MarineMax, Inc. (a)	4,530	29,807
Monro Muffler Brake, Inc.	7,200	131,112
Rent-A-Center, Inc. (a)	8,209	174,031
Zale Corp. (a)	3,880	85,826
		653,532
Textiles, Apparel & Luxury Goods (0.9%)
Hampshire Group Ltd. (a)	5,286	31,716
Movado Group, Inc.	4,580	98,470
Wolverine World Wide, Inc.	4,340	116,008
		246,194
		2,206,919

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (4.6%)
Beverages (0.2%)
MGP Ingredients, Inc.	9,377	$51,573
Food & Staples Retailing (2.0%)
BJ's Wholesale Club, Inc. (a)	3,160	118,595
Longs Drug Stores Corp.	2,682	125,384
Ruddick Corp.	2,600	80,496
Weis Markets, Inc.	5,550	210,844
		535,319
Food Products (1.8%)
Flowers Foods, Inc.	2,828	85,038
Fresh Del Monte Produce, Inc. (a)	2,310	48,695
J & J Snack Foods Corp.	2,190	69,357
Lancaster Colony Corp.	3,370	109,559
Lance, Inc.	4,600	84,640
Ralcorp Holdings, Inc. (a)	1,520	82,019
		479,308
Personal Products (0.6%)
Bare Escentuals, Inc. (a)	3,930	45,352
NBTY, Inc. (a)	3,510	121,060
		166,412
		1,232,612
Energy (5.8%)
Energy Equipment & Services (2.8%)
Complete Production Services, Inc. (a)	4,253	135,416
Key Energy Services, Inc. (a)	6,120	98,287
Lufkin Industries, Inc.	1,107	98,744
Oil States International, Inc. (a)	1,590	87,259
Patterson-UTI Energy, Inc.	2,520	71,618
TGC Industries, Inc. (a)	7,649	61,728
Tidewater, Inc.	1,970	118,082
TriCo Marine Services, Inc. (a)	3,683	93,990
		765,124
Oil, Gas & Consumable Fuels (3.0%)
Bois d'Arc Energy, Inc. (a)	4,178	91,498
Comstock Resources, Inc. (a)	2,440	148,864
Frontier Oil Corp.	4,080	74,460
Harvest Natural Resources, Inc. (a)	11,780	116,033
Holly Corp.	2,620	74,880
Nordic American Tanker Shipping	2,123	84,750
Stone Energy Corp. (a)	2,430	123,979
Swift Energy Co. (a)	1,610	81,820
		796,284
		1,561,408

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Financials (30.5%)
Capital Markets (0.4%)
Piper Jaffray Companies, Inc. (a)	3,300	$117,150
Commercial Banks (8.1%)
BancFirst Corp.	2,700	127,575
BancTrust Financial Group, Inc.	8,802	66,015
Bank of Granite Corp.	9,727	80,150
Bryn Mawr Bank Corp.	5,296	127,422
Capital Corp. of the West	7,652	36,424
Capitol Bancorp Ltd.	6,526	86,731
Chemical Financial Corp.	7,265	193,031
Columbia Banking System, Inc.	4,830	72,981
Community Trust Bancorp, Inc.	3,410	105,096
First Citizens BancShares, Inc., Class A	1,204	170,366
First Financial Corp.	4,800	179,328
First Horizon National Corp.	12,650	118,910
First National Bank of Alaska (b)	43	79,550
Mass Financial Corp., Class A (a)	13,010	58,545
Merchants Bancshares, Inc.	5,108	105,991
Northfield Bancorp, Inc. (a)	6,129	70,913
Northrim BanCorp, Inc.	5,714	90,967
Sterling Bancorp NY	7,950	111,618
Taylor Capital Group, Inc.	6,000	41,460
West Coast Bancorp	7,140	78,611
Whitney Holding Corp.	8,650	177,844
		2,179,528
Consumer Finance (1.3%)
Advance America Cash Advance Centers, Inc.	14,130	77,291
Cash America International, Inc.	6,240	263,078
		340,369
Diversified Financial Services (0.5%)
Medallion Financial Corp.	12,653	125,012
Insurance (9.0%)
Baldwin & Lyons, Inc., Class B	4,781	101,596
CNA Surety Corp. (a)	8,130	105,609
EMC Insurance Group, Inc.	5,310	129,989
FBL Financial Group, Inc.	3,042	63,426
Harleysville Group, Inc.	3,515	125,239
Horace Mann Educators Corp.	9,560	132,502
IPC Holdings Ltd.	4,550	146,055
Max Capital Group Ltd.	5,770	135,422
Mercury General Corp.	1,900	95,969
National Western Life Insurance Co., Class A	554	131,215
Navigators Group, Inc. (a)	3,084	146,675
Phoenix Companies, Inc.	18,781	182,739
ProCentury Corp.	10,081	165,833

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
RAM Holdings Ltd. (a)	23,008	$38,193
RLI Corp.	2,762	150,860
Safety Insurance Group, Inc.	3,400	144,398
Selective Insurance Group, Inc.	5,305	114,588
Stewart Information Services Corp.	4,110	71,761
United America Indemnity Ltd., Class A (a)	16,377	213,392
		2,395,461
Real Estate Investment Trusts (REITs) (5.4%)
DiamondRock Hospitality Co.	12,200	112,484
DuPont Fabros Technology, Inc.	5,936	97,054
Franklin Street Properties Corp.	10,986	134,798
Getty Realty Corp.	4,420	82,698
LaSalle Hotel Properties	5,780	131,264
National Health Investors, Inc.	3,712	114,664
Potlatch Corp.	4,770	222,139
Realty Income Corp.	5,690	143,331
Sun Communities, Inc.	7,430	126,161
Universal Health Realty Income Trust	3,920	137,082
Urstadt Biddle Properties, Inc., Class A	8,280	137,034
		1,438,709
Real Estate Management & Development (0.4%)
Maui Land & Pineapple Co., Inc. (a)	3,601	102,628
Thrifts & Mortgage Finance (5.4%)
Bank Mutual Corp.	14,430	168,831
BankFinancial Corp.	8,760	126,757
Beneficial Mutual Bancorp, Inc. (a)	10,882	130,366
Brookline Bancorp, Inc.	16,800	163,800
Clifton Savings Bancorp, Inc.	8,830	95,011
Corus Bankshares, Inc.	16,332	63,858
ESSA Bancorp, Inc.	5,867	78,031
Flagstar BanCorp, Inc.	18,930	84,049
Home Federal Bancorp, Inc.	11,240	115,772
TrustCo Bank Corp. NY	10,340	90,268
United Financial Bancorp, Inc.	7,243	86,844
Washington Federal, Inc.	6,240	116,064
Westfield Financial, Inc.	13,004	128,090
		1,447,741
		8,146,598
Health Care (10.5%)
Health Care Equipment & Supplies (2.4%)
Analogic Corp.	1,980	144,896
Haemonetics Corp. (a)	2,940	170,697
Hill-Rom Holdings, Inc.	2,520	70,787
STERIS Corp.	7,540	257,642
		644,022

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (5.9%)
Amedisys, Inc. (a)	2,060	$132,087
AmSurg Corp. (a)	3,920	105,056
Cross Country Healthcare, Inc. (a)	8,360	133,342
Gentiva Health Services, Inc. (a)	8,750	223,475
Healthspring, Inc. (a)	2,734	53,176
Kindred Healthcare, Inc. (a)	6,800	183,396
Magellan Health Services, Inc. (a)	1,630	68,052
NovaMed, Inc. (a)	16,134	63,568
Owens & Minor, Inc.	3,941	180,971
Pediatrix Medical Group, Inc. (a)	2,600	126,490
RehabCare Group, Inc. (a)	5,176	85,715
Res-Care, Inc. (a)	7,630	140,087
U.S. Physical Therapy, Inc. (a)	4,400	71,852
		1,567,267
Life Sciences Tools & Services (1.5%)
Bio-Rad Laboratories, Inc., Class A (a)	1,940	172,854
PAREXEL International Corp. (a)	4,970	145,273
Varian, Inc. (a)	1,740	85,956
		404,083
Pharmaceuticals (0.7%)
Alpharma, Inc., Class A (a)	5,270	119,682
Sciele Pharma, Inc.	3,670	68,445
		188,127
		2,803,499
Industrials (14.8%)
Aerospace & Defense (0.9%)
AAR Corp. (a)	3,738	64,256
Esterline Technologies Corp. (a)	1,560	76,097
Moog, Inc., Class A (a)	2,400	106,680
		247,033
Airlines (0.6%)
AirTran Holdings, Inc. (a)	7,870	22,980
JetBlue Airways Corp. (a)	10,525	55,467
Skywest, Inc.	5,810	88,428
		166,875
Building Products (1.7%)
Builders FirstSource, Inc. (a)	7,483	32,701
Lennox International, Inc.	3,350	119,595
NCI Building Systems, Inc. (a)	4,440	166,322
Trex Co., Inc. (a)	5,039	84,857
Universal Forest Products, Inc.	2,180	58,860
		462,335
Commercial Services & Supplies (3.9%)
ABM Industries, Inc.	3,850	92,131
Casella Waste Systems, Inc., Class A (a)	7,460	96,383
CBIZ, Inc. (a)	10,032	82,162

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Services & Supplies (continued)
CDI Corp.	2,902	$59,723
Consolidated Graphics, Inc. (a)	3,750	125,625
Healthcare Services Group, Inc.	6,163	102,367
Kimball International, Inc., Class B	6,280	67,259
Korn/Ferry International (a)	6,000	105,000
MPS Group, Inc. (a)	18,460	212,659
United Stationers, Inc. (a)	2,420	92,759
		1,036,068
Construction & Engineering (1.7%)
Dycom Industries, Inc. (a)	6,880	109,186
EMCOR Group, Inc. (a)	6,680	201,201
KHD Humboldt Wedag International Ltd. (a)	5,662	150,100
		460,487
Electrical Equipment (0.8%)
Belden CDT, Inc.	3,240	119,621
Woodward Governor Co.	2,450	110,250
		229,871
Machinery (1.4%)
EnPro Industries, Inc. (a)	5,200	187,252
Harsco Corp.	2,360	127,676
Kadant, Inc. (a)	2,373	50,759
		365,687
Road & Rail (2.6%)
Amerco, Inc. (a)	1,650	75,999
Genesee & Wyoming, Inc., Class A (a)	3,020	122,219
Heartland Express, Inc.	5,800	98,832
Knight Transportation, Inc.	3,490	66,031
Ryder System, Inc.	1,080	71,237
Werner Enterprises, Inc.	10,640	253,338
		687,656
Trading Companies & Distributors (1.2%)
Kaman Corp.	4,436	111,255
Watsco, Inc.	4,020	200,477
		311,732
		3,967,744
Information Technology (12.7%)
Communications Equipment (2.0%)
Anaren, Inc. (a)	8,133	77,345
Bel Fuse, Inc., Class B	1,970	55,869
Black Box Corp.	3,031	90,021
Brocade Communications Systems, Inc. (a)	10,130	68,378
Comtech Telecommunications Corp. (a)	1,750	85,977
Emulex Corp. (a)	5,840	65,817
Polycom, Inc. (a)	3,270	77,172
Tollgrade Communications, Inc. (a)	5,280	27,456
		548,035

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (0.7%)
Electronics for Imaging, Inc. (a)	6,080	$85,181
QLogic Corp. (a)	5,340	100,605
		185,786
Electronic Equipment & Instruments (3.7%)
Anixter International, Inc. (a)	3,130	212,934
Benchmark Electronics, Inc. (a)	6,350	92,964
Brightpoint, Inc. (a)	11,356	78,243
CPI International, Inc. (a)	6,270	90,601
GSI Group Inc. (a)	8,510	44,252
MTS Systems Corp.	3,230	135,305
NAM TAI Electronics, Inc.	12,930	149,083
Plexus Corp. (a)	2,900	82,650
Vishay Intertechnology, Inc. (a)	11,320	101,540
		987,572
IT Services (1.1%)
CACI International, Inc., Class A (a)	2,410	108,354
CSG Systems International, Inc. (a)	2,858	50,701
MAXIMUS, Inc.	2,250	83,497
TeleTech Holdings, Inc. (a)	2,960	40,256
		282,808
Semiconductors & Semiconductor Equipment (2.4%)
Actel Corp. (a)	7,078	97,322
Advanced Energy Industries, Inc. (a)	3,850	53,207
ATMI, Inc. (a)	1,680	37,850
Cabot Microelectronics Corp. (a)	1,560	60,902
Exar Corp. (a)	6,410	49,357
Fairchild Semiconductor International, Inc. (a)	4,990	60,629
Kulicke & Soffa Industries, Inc. (a)	3,325	21,147
Mattson Technology, Inc. (a)	13,690	61,742
MKS Instruments, Inc. (a)	3,871	79,743
RF Micro Devices, Inc. (a)	12,550	41,039
Ultra Clean Holdings (a)	6,140	40,217
Varian Semiconductor Equipment Associates, Inc. (a)	1,455	42,515
		645,670
Software (2.8%)
ACI Worldwide, Inc. (a)	4,410	86,259
Captaris, Inc. (a)	12,880	43,277
Lawson Software, Inc. (a)	5,340	43,307
Mentor Graphics Corp. (a)	7,161	99,395
MSC.Software Corp. (a)	10,220	128,772
Progress Software Corp. (a)	3,100	91,233
SPSS, Inc. (a)	2,100	69,405
Sybase, Inc. (a)	5,370	180,486
		742,134
		3,392,005

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Materials (5.3%)
Chemicals (1.8%)
H.B. Fuller Co.	8,890	$222,250
Minerals Technologies, Inc.	1,270	81,928
Sensient Technologies Corp.	5,690	177,073
		481,251
Construction Materials (0.4%)
Eagle Materials, Inc.	4,220	104,698
Containers & Packaging (1.8%)
AptarGroup, Inc.	1,780	68,886
Greif, Inc., Class A	2,198	133,726
Greif, Inc., Class B	3,683	198,882
Packaging Corp. of America	3,344	85,339
		486,833
Metals & Mining (1.0%)
Carpenter Technology Corp.	1,700	65,790
Haynes International, Inc. (a)	1,756	83,304
Worthington Industries, Inc.	7,520	133,405
		282,499
Paper & Forest Products (0.3%)
Mercer International, Inc. (a)	11,380	70,784
		1,426,065
Telecommunication Services (0.6%)
Diversified Telecommunication Services (0.2%)
Warwick Valley Telephone Co.	5,850	62,712
Wireless Telecommunication Services (0.4%)
Syniverse Holdings, Inc. (a)	6,848	110,938
		173,650
Utilities (6.9%)
Electric Utilities (3.7%)
ALLETE, Inc.	3,810	162,154
El Paso Electric Co. (a)	8,600	177,676
Hawaiian Electric Industries, Inc.	5,210	128,895
Maine & Maritimes Corp. (a)	1,215	53,666
MGE Energy, Inc.	4,130	145,004
Portland General Electric Co.	6,957	163,420
UIL Holdings Corp.	4,670	146,078
		976,893
Gas Utilities (0.5%)
WGL Holdings, Inc.	3,550	122,582
Independent Power Producers & Energy Traders (0.6%)
Black Hills Corp.	5,260	169,740

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Multi-Utilities (2.1%)
Avista Corp.	8,060	$182,317
CH Energy Group, Inc.	7,150	259,188
NorthWestern Corp.	5,410	134,006
		575,511
		1,844,726
Total Common Stocks (Cost of $24,183,006)		26,755,226
Total Investments (100.0%) (Cost of $24,183,006) (c)		26,755,226
Other Assets & Liabilities, Net (0.0%)		(7,213)
Net Assets (100.0%)		$26,748,013

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $24,400,751.

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	30.5
Industrials	14.8
Information Technology	12.7
Health Care	10.5
Consumer Discretionary	8.3
Utilities	6.9
Energy	5.8
Materials	5.3
Consumer Staples	4.6
Telecommunication Services	0.6
	100.0
Other Assets & Liabilities, Net	0.0	*
* Rounds to less than 0.01%.	100.0

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (99.1%)
Consumer Discretionary (14.2%)
Auto Components (0.3%)
WABCO Holdings, Inc.	814	$36,760
Distributors (0.5%)
LKQ Corp. (a)	3,040	62,320
Diversified Consumer Services (2.3%)
Capella Education Co. (a)	784	40,925
Coinstar, Inc. (a)	2,410	83,121
ITT Educational Services, Inc. (a)	1,010	89,466
New Oriental Education & Technology Group, ADR (a)	770	53,900
		267,412
Hotels, Restaurants & Leisure (1.9%)
Ctrip.com International Ltd., ADR	1,071	48,291
Panera Bread Co., Class A (a)	1,130	56,613
Vail Resorts, Inc. (a)	1,320	53,302
WMS Industries, Inc. (a)	2,200	61,996
		220,202
Household Durables (0.6%)
Tupperware Brands Corp.	1,640	63,960
Internet & Catalog Retail (1.0%)
Priceline.com, Inc. (a)	1,020	117,249
Leisure Equipment & Products (0.4%)
Polaris Industries, Inc.	1,150	49,220
Media (1.7%)
Central European Media Enterprises Ltd., Class A (a)	900	74,925
Discovery Holding Co., Class A (a)	2,880	57,254
Morningstar, Inc. (a)	1,000	62,960
		195,139
Specialty Retail (3.6%)
GameStop Corp., Class A (a)	1,900	76,969
Guess ?, Inc.	1,380	43,705
J Crew Group, Inc. (a)	2,810	80,816
Ross Stores, Inc.	1,430	54,283
Tiffany & Co.	1,380	52,150
Urban Outfitters, Inc. (a)	3,020	99,690
		407,613
Textiles, Apparel & Luxury Goods (1.9%)
Deckers Outdoor Corp. (a)	770	87,018
True Religion Apparel, Inc. (a)	2,780	71,835
Warnaco Group, Inc. (a)	1,350	56,632
		215,485
		1,635,360

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (1.6%)
Beverages (0.8%)
Central European Distribution Corp. (a)	1,220	$89,011
Food Products (0.4%)
Green Mountain Coffee Roasters, Inc. (a)	1,260	45,801
Personal Products (0.4%)
Chattem, Inc. (a)	710	45,774
		180,586
Energy (10.3%)
Energy Equipment & Services (2.7%)
Atwood Oceanics, Inc. (a)	2,320	106,511
Cameron International Corp. (a)	1,400	66,864
Core Laboratories N.V.	630	81,654
FMC Technologies, Inc. (a)	910	56,220
		311,249
Oil, Gas & Consumable Fuels (7.6%)
Alpha Natural Resources, Inc. (a)	1,500	148,425
Concho Resources, Inc. (a)	2,135	69,921
Continental Resources, Inc. (a)	2,250	128,520
Denbury Resources, Inc. (a)	5,720	160,961
Foundation Coal Holdings, Inc.	700	41,580
Frontier Oil Corp.	1,720	31,390
Parallel Petroleum Corp. (a)	4,000	65,520
PetroHawk Energy Corp. (a)	3,450	114,954
Southwestern Energy Co. (a)	2,960	107,478
		868,749
		1,179,998
Financials (4.3%)
Capital Markets (2.2%)
Janus Capital Group, Inc.	2,870	87,076
Waddell & Reed Financial, Inc., Class A	5,050	168,670
		255,746
Real Estate Investment Trusts (REITs) (2.1%)
Alexandria Real Estate Equities, Inc.	540	55,760
Nationwide Health Properties, Inc.	1,720	63,829
Plum Creek Timber Co., Inc.	1,350	65,772
Washington Real Estate Investment Trust	1,690	57,900
		243,261
		499,007

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care (21.3%)
Biotechnology (6.7%)
Alexion Pharmaceuticals, Inc. (a)	1,070	$100,313
Amylin Pharmaceuticals, Inc. (a)	2,760	87,078
BioMarin Pharmaceuticals, Inc. (a)	2,000	65,100
Cepheid, Inc. (a)	1,740	29,789
ImClone Systems, Inc. (a)	1,200	76,716
Myriad Genetics, Inc. (a)	610	40,565
Onyx Pharmaceuticals, Inc. (a)	2,580	104,490
OSI Pharmaceuticals, Inc. (a)	2,240	117,891
Savient Pharmaceuticals, Inc. (a)	2,021	53,718
United Therapeutics Corp. (a)	780	88,444
		764,104
Health Care Equipment & Supplies (4.2%)
Hologic, Inc. (a)	6,090	112,482
Intuitive Surgical, Inc. (a)	234	72,842
Masimo Corp. (a)	1,708	64,511
Natus Medical, Inc. (a)	2,384	55,332
NuVasive, Inc. (a)	1,881	105,656
Varian Medical Systems, Inc. (a)	1,120	67,200
		478,023
Health Care Providers & Services (3.2%)
CardioNet, Inc. (a)	1,296	35,718
Genoptix, Inc. (a)	1,380	40,227
HealthExtras, Inc. (a)	2,145	64,371
IPC The Hospitalist Co., Inc. (a)	2,266	48,832
Laboratory Corp. of America Holdings (a)	970	65,553
Psychiatric Solutions, Inc. (a)	3,150	110,313
		365,014
Health Care Technology (0.5%)
Phase Forward, Inc. (a)	3,267	60,113
Life Sciences Tools & Services (6.1%)
Charles River Laboratories International, Inc. (a)	1,590	105,671
Covance, Inc. (a)	1,320	121,176
ICON PLC, ADR (a)	1,976	158,752
Illumina, Inc. (a)	820	76,457
Pharmaceutical Product Development, Inc.	2,490	94,969
Thermo Fisher Scientific, Inc. (a)	1,040	62,941
Waters Corp. (a)	1,260	85,604
		705,570
Pharmaceuticals (0.6%)
Perrigo Co.	1,870	65,880
		2,438,704

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrials (18.2%)
Aerospace & Defense (1.4%)
Goodrich Corp.	860	$42,260
Hexcel Corp. (a)	3,030	57,510
Precision Castparts Corp.	600	56,058
		155,828
Air Freight & Logistics (0.6%)
HUB Group, Inc., Class A (a)	1,826	70,958
Commercial Services & Supplies (4.8%)
Advisory Board Co. (a)	980	37,583
CoStar Group, Inc. (a)	1,160	57,872
Dun & Bradstreet Corp.	550	53,152
FTI Consulting, Inc. (a)	1,090	77,564
Geo Group, Inc. (a)	2,390	57,456
Huron Consulting Group, Inc. (a)	1,524	79,492
Ritchie Bros Auctioneers, Inc.	3,650	95,302
Stericycle, Inc. (a)	1,520	90,820
		549,241
Construction & Engineering (0.9%)
Foster Wheeler Ltd. (a)	1,890	107,295
Electrical Equipment (4.5%)
AMETEK, Inc.	1,370	65,568
Energy Conversion Devices, Inc. (a)	960	67,133
First Solar, Inc. (a)	210	59,873
General Cable Corp. (a)	2,030	116,989
GrafTech International Ltd. (a)	3,300	77,385
Roper Industries, Inc.	1,200	73,416
SunPower Corp., Class A (a)	780	61,441
		521,805
Industrial Conglomerates (0.8%)
McDermott International, Inc. (a)	1,830	87,236
Machinery (3.8%)
Actuant Corp., Class A	1,400	42,644
Barnes Group, Inc.	2,660	60,089
Bucyrus International, Inc., Class A	1,350	94,514
Flowserve Corp.	610	81,337
Kaydon Corp.	1,140	54,059
Manitowoc Co., Inc.	1,350	35,586
RBC Bearings, Inc. (a)	1,970	65,542
		433,771

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Road & Rail (1.4%)
Genesee & Wyoming, Inc., Class A (a)	2,050	$82,963
Landstar System, Inc.	1,620	81,940
		164,903
		2,091,037
Information Technology (18.6%)
Communications Equipment (0.6%)
Harris Corp.	1,550	74,633
Electronic Equipment & Instruments (1.3%)
DTS, Inc. (a)	3,084	88,172
Mettler-Toledo International, Inc. (a)	550	59,130
		147,302
Internet Software & Services (2.8%)
Bankrate, Inc. (a)	2,362	74,285
Equinix, Inc. (a)	650	52,884
Omniture, Inc. (a)	4,105	71,222
Vocus, Inc. (a)	3,525	125,454
		323,845
IT Services (3.2%)
Alliance Data Systems Corp. (a)	1,450	93,018
Cognizant Technology Solutions Corp., Class A (a)	2,240	62,877
Cybersource Corp. (a)	2,810	49,878
Gartner, Inc. (a)	2,290	55,784
Global Payments, Inc.	1,360	60,234
Total System Services, Inc.	2,130	41,705
		363,496
Semiconductors & Semiconductor Equipment (2.9%)
Atheros Communications, Inc. (a)	2,495	77,345
ATMI, Inc. (a)	1,820	41,005
Entegris, Inc. (a)	7,460	47,222
Hittite Microwave Corp. (a)	2,010	64,159
Microsemi Corp. (a)	1,800	46,728
Monolithic Power Systems, Inc. (a)	2,550	55,462
		331,921
Software (7.8%)
Activision Blizzard, Inc. (a)	2,170	78,077
Advent Software, Inc. (a)	1,910	83,161
Blackboard, Inc. (a)	2,220	88,711
Concur Technologies, Inc. (a)	2,020	83,264
FactSet Research Systems, Inc.	830	47,866
McAfee, Inc. (a)	2,070	67,793
Micros Systems, Inc. (a)	1,910	60,509
Net 1 UEPS Technologies, Inc. (a)	2,610	61,544
Solera Holdings, Inc. (a)	2,750	79,722
SPSS, Inc. (a)	1,550	51,228
Taleo Corp., Class A (a)	4,120	77,209

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Software (continued)
UBISOFT Entertainment (a)	680	$67,210
Ultimate Software Group, Inc. (a)	1,750	45,903
		892,197
		2,133,394
Materials (8.2%)
Chemicals (4.4%)
Agrium, Inc.	1,220	107,360
CF Industries Holdings, Inc.	770	125,864
Intrepid Potash, Inc. (a)	942	52,093
Potash Corp. of Saskatchewan, Inc.	1,065	217,547
		502,864
Containers & Packaging (0.5%)
Silgan Holdings, Inc.	1,070	56,517
Metals & Mining (3.3%)
Cleveland-Cliffs, Inc.	1,470	159,363
Freeport-McMoRan Copper & Gold, Inc.	607	58,727
PAN American Silver Corp. (a)	2,700	83,565
Steel Dynamics, Inc.	2,520	79,834
		381,489
		940,870
Telecommunication Services (1.9%)
Wireless Telecommunication Services (1.9%)
American Tower Corp., Class A (a)	1,949	81,663
Crown Castle International Corp. (a)	1,380	52,716
SBA Communications Corp., Class A (a)	2,300	87,147
		221,526
Utilities (0.5%)
Electric Utilities (0.5%)
ITC Holdings Corp.	1,021	53,215
Total Common Stocks (Cost of $9,595,428)		11,373,697

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (2.2%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08 at 1.990%, collateralized by a U.S. Treasury Obligation maturing 02/28/11, market value $259,700 (repurchase proceeds $253,014)	$253,000	$253,000
Total Short-Term Obligation (Cost of $253,000)		253,000
Total Investments (101.3%) (Cost of $9,848,428) (b)		11,626,697
Other Assets & Liabilities, Net (-1.3%)		(152,485)
Net Assets (100.0%)		$11,474,212

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $9,906,429.

For the year ended July 31, 2008, transactions in written options contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	-	$-
Options written	23	7,028
Options bought back	(23)	(7,028)
Options outstanding at July 31, 2008	-	$-

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	21.3
Information Technology	18.6
Industrials	18.2
Consumer Discretionary	14.2
Energy	10.3
Materials	8.2
Financials	4.3
Telecommunication Services	1.9
Consumer Staples	1.6
Utilities	0.5
99.1
Short-Term Obligation	2.2
Other Assets & Liabilities, Net	(1.3)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (96.5%)
Consumer Discretionary (7.6%)
Auto Components (0.3%)
Toyota Boshoku Corp.	12,900	$284,830
Automobiles (1.3%)
Dongfeng Motor Group Co., Ltd., Class H	1,212,000	522,492
Honda Motor Co., Ltd.	10,900	348,496
Toyota Motor Corp.	7,900	339,460
		1,210,448
Distributors (0.3%)
Inchcape PLC	60,440	298,750
Hotels, Restaurants & Leisure (1.2%)
Kangwon Land, Inc.	20,070	475,940
Paddy Power PLC	24,088	668,420
		1,144,360
Household Durables (2.0%)
JM AB	37,400	439,640
Matsushita Electric Industrial Co., Ltd.	53,000	1,122,801
Sony Corp.	7,800	293,775
		1,856,216
Leisure Equipment & Products (0.4%)
Nikon Corp.	11,000	321,942
Media (1.5%)
Vivendi	32,690	1,366,355
Specialty Retail (0.6%)
Esprit Holdings Ltd.	48,900	522,654
		7,005,555
Consumer Staples (8.1%)
Beverages (1.3%)
Fomento Economico Mexicano SAB de CV, ADR (a)	15,182	696,247
Heineken NV	10,017	465,905
		1,162,152
Food & Staples Retailing (1.1%)
Seven & I Holdings Co., Ltd.	34,600	1,057,581
Food Products (2.8%)
China Milk Products Group Ltd.	771,000	384,245
Nestle SA, Registered Shares	20,950	918,147
Toyo Suisan Kaisha Ltd.	25,000	628,642
Unilever PLC	24,775	678,496
		2,609,530

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Household Products (0.5%)
Unicharm Corp.	6,100	$430,472
Personal Products (0.6%)
Shiseido Co., Ltd.	23,000	510,689
Tobacco (1.8%)
British American Tobacco PLC	15,843	571,555
Imperial Tobacco Group PLC	18,865	705,093
Japan Tobacco, Inc.	79	369,669
		1,646,317
		7,416,741
Energy (9.5%)
Energy Equipment & Services (1.8%)
Noble Corp.	7,332	380,311
Technip SA	9,437	799,028
Wellstream Holdings PLC (b)	21,003	494,075
		1,673,414
Oil, Gas & Consumable Fuels (7.7%)
BP PLC, ADR	22,208	1,364,460
Centennial Coal Co., Ltd.	108,215	525,446
PetroChina Co., Ltd., Class H	608,000	811,794
PT Bumi Resources Tbk	515,500	380,839
Royal Dutch Shell PLC, Class B	23,052	812,012
StatoilHydro ASA	28,000	909,698
Total SA	20,215	1,549,871
Yanzhou Coal Mining Co., Ltd., Class H	384,000	691,201
		7,045,321
		8,718,735
Financials (23.6%)
Capital Markets (2.6%)
Credit Suisse Group AG, Registered Shares	11,583	581,488
Deutsche Bank AG, Registered Shares	11,572	1,074,827
Goldman Sachs Group, Inc. (a)	1,184	217,903
State Street Corp.	7,011	502,268
		2,376,486
Commercial Banks (13.2%)
Australia & New Zealand Banking Group Ltd.	25,032	375,970
Banco Bilbao Vizcaya Argentaria SA	73,224	1,339,537
Banco Santander SA	98,007	1,891,183
Barclays PLC	110,200	740,064
BNP Paribas	8,494	843,389
DBS Group Holdings Ltd.	49,000	684,377
HBOS PLC	94,474	542,244
HSBC Holdings PLC	68,614	1,135,230
Industrial & Commercial Bank of China, Class H	491,000	369,397

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
Lloyds TSB Group PLC	68,402	$399,317
Mizuho Financial Group, Inc.	177	847,586
Swedbank AB, Class A	31,400	656,337
Uniao de Bancos Brasileiros SA, GDR	3,039	400,024
United Overseas Bank Ltd.	54,000	766,725
Westpac Banking Corp.	43,720	871,713
Yamaguchi Financial Group, Inc.	21,000	280,254
		12,143,347
Consumer Finance (0.5%)
ORIX Corp.	2,920	441,954
Diversified Financial Services (0.9%)
Fortis	22,819	322,444
ING Groep NV	15,330	501,140
		823,584
Insurance (4.1%)
Aviva PLC	50,393	500,006
Axis Capital Holdings Ltd.	22,908	725,726
Baloise Holding AG, Registered Shares	10,250	959,651
Brit Insurance Holdings PLC	183,088	553,314
Swiss Reinsurance, Registered Shares	15,743	977,680
		3,716,377
Real Estate Management & Development (2.3%)
Emaar Properties PJSC	214,999	614,592
Hongkong Land Holdings Ltd.	195,000	802,617
Swire Pacific Ltd., Class A	63,500	675,818
		2,093,027
		21,594,775
Health Care (8.1%)
Pharmaceuticals (8.1%)
AstraZeneca PLC	28,893	1,400,474
Biovail Corp.	55,442	562,736
Daiichi Sankyo Co., Ltd.	19,200	572,279
Novartis AG, Registered Shares	32,410	1,921,106
Novo-Nordisk A/S, Class B	7,775	494,632
Roche Holding AG, Genusschein Shares	9,802	1,810,120
Takeda Pharmaceutical Co., Ltd.	12,500	663,999
		7,425,346
Industrials (12.6%)
Aerospace & Defense (0.5%)
MTU Aero Engines Holding AG	14,611	453,547
Commercial Services & Supplies (0.6%)
Randstad Holding NV	18,397	518,998

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction & Engineering (0.8%)
Outotec Oyj	14,927	$764,892
Electrical Equipment (3.3%)
ABB Ltd., Registered Shares	36,098	951,215
Gamesa Corp. Tecnologica SA	11,978	570,228
Mitsubishi Electric Corp.	67,000	649,893
Vestas Wind Systems A/S (b)	6,793	893,047
		3,064,383
Industrial Conglomerates (1.0%)
Keppel Corp. Ltd.	121,000	930,799
Machinery (4.2%)
Georg Fischer AG, Registered Shares (b)	1,154	416,149
Gildemeister AG	12,290	353,602
Glory Ltd.	33,900	737,737
Hino Motors Ltd.	90,000	470,584
Komatsu Ltd.	32,400	798,664
SKF AB, Class B	30,000	508,536
Volvo AB, Class B	44,600	537,593
		3,822,865
Marine (0.5%)
U-Ming Marine Transport Corp.	152,000	406,099
Road & Rail (0.7%)
Central Japan Railway Co.	62	629,947
Trading Companies & Distributors (1.0%)
ITOCHU Corp.	52,000	510,034
Mitsubishi Corp.	14,700	426,270
		936,304
		11,527,834
Information Technology (6.0%)
Communications Equipment (1.6%)
Nokia Oyj	55,556	1,518,547
Electronic Equipment & Instruments (0.7%)
FUJIFILM Holdings Corp.	22,100	692,437
IT Services (0.6%)
Computershare Ltd.	65,949	538,386
Office Electronics (1.3%)
Canon, Inc.	25,700	1,174,389

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (0.5%)
Verigy Ltd. (b)	18,894	$420,014
Software (1.3%)
Nintendo Co., Ltd.	2,400	1,157,328
		5,501,101
Materials (10.8%)
Chemicals (3.2%)
BASF SE	21,538	1,365,666
Linde AG	7,889	1,089,387
Potash Corp. of Saskatchewan (a)	2,500	513,624
		2,968,677
Construction Materials (0.9%)
Ciments Francais SA	5,843	809,859
Metals & Mining (6.7%)
Anglo American PLC	11,960	685,650
BHP Biliton PLC	44,156	1,473,549
Freeport-McMoRan Copper & Gold, Inc.	2,437	235,780
Norsk Hydro ASA	43,400	545,945
Rio Tinto PLC	6,695	702,110
Salzgitter AG	5,143	842,790
SSAB Svenskt Stal AB, Series A	15,100	415,437
Xstrata PLC	4,924	352,985
Yamato Kogyo Co., Ltd.	20,300	908,801
		6,163,047
		9,941,583
Telecommunication Services (6.0%)
Diversified Telecommunication Services (4.2%)
Bezeq Israeli Telecommunication Corp., Ltd.	478,208	865,673
Chunghwa Telecom Co., Ltd., ADR	15,426	388,581
Nippon Telegraph & Telephone Corp.	122	618,441
Telefonica O2 Czech Republic AS	30,969	1,038,764
Telekomunikacja Polska SA	83,811	927,517
		3,838,976
Wireless Telecommunication Services (1.8%)
China Mobile Ltd.	55,500	742,381
Mobile TeleSystems OJSC, ADR	7,289	520,435
Vodafone Group PLC	162,692	436,825
		1,699,641
		5,538,617

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Utilities (4.2%)
Electric Utilities (3.0%)
E.ON AG	10,366	$1,977,937
Iberdrola SA	56,273	764,129
		2,742,066
Water Utilities (1.2%)
United Utilities Group PLC	61,788	849,008
United Utilities Group PLC, Class B (c)	79,962	269,444
		1,118,452
		3,860,518
Total Common Stocks (Cost of $83,828,776)		88,530,805
Investment Companies (1.9%)
iShares MSCI Brazil Index Fund	4,211	342,102
iShares MSCI EAFE Index Fund	20,998	1,394,057
Total Investment Companies (Cost of $1,860,148)		1,736,159
Preferred Stocks (0.6%)
Consumer Staples (0.3%)
Food Products (0.3%)
Sadia SA	40,700	297,526
Utilities (0.3%)
Electric Utilities (0.3%)
Cia Energetica de Minas Gerais	12,800	303,594
Total Preferred Stocks (Cost of $613,564)		601,120
	Par
Short-Term Obligation (0.7%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/08, due 08/01/08 at 1.990%, collateralized by a U.S. Treasury Obligation maturing 02/28/11, market value $657,200 (repurchase proceeds $642,035)	$642,000	642,000
Total Short-Term Obligation (Cost of $642,000)		642,000
Total Investments (99.7%) (Cost of $86,944,488) (d)		91,510,084
Other Assets & Liabilities, Net (0.3%)		230,371
Net Assets (100.0%)		$91,740,455

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Notes to Schedule of Investments:

(a)  All or a portion of these securities are pledged as collateral for open written options contracts.

(b)  Non-income producing security.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Cost for federal income tax purposes is $87,532,839.

At July 31, 2008, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Goldman Sachs Group, Inc.	$200	11	08/16/08	$1,308	$770
Fomento Economico Mexicano SAB de CV, ADR	50	50	08/16/08	2,307	1,250
Potash Corp. of Saskatchewan	240	9	08/16/08	963	810
Total written call options (proceeds $4,578)					$2,830

For the year ended July 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2007	112	$5,297
Options written	495	45,426
Options terminated in closing purchase transactions	(25)	(2,458)
Options exercised	(6)	(1,992)
Options expired	(506)	(41,695)
Options outstanding at July 31, 2008	70	$4,578

Forward foreign currency exchange contracts outstanding on July 31, 2008 are:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$4,236,145	$4,182,853	09/17/08	$53,292
AUD	163,720	166,943	09/17/08	(3,223)
CAD	178,611	178,786	09/17/08	(175)
CHF	308,506	313,653	09/17/08	(5,147)
CHF	157,596	159,078	09/17/08	(1,482)
EUR	9,462,580	9,336,934	09/17/08	125,646
EUR	283,162	284,313	09/17/08	(1,151)
JPY	1,304,786	1,306,160	09/17/08	(1,374)
JPY	61,199	61,309	09/17/08	(110)
NOK	549,974	555,752	09/17/08	(5,778)
NOK	163,768	162,356	09/17/08	1,412
NOK	179,504	178,585	09/17/08	919
GBP	4,007,153	3,918,932	09/17/08	88,221
GBP	173,795	173,870	09/17/08	(75)
SGD	89,442	89,990	09/17/08	(548)
				$250,427

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$754,049	$767,731	09/17/08	$13,682
CAD	1,030,671	1,028,538	09/17/08	(2,133)
CAD	48,801	49,495	09/17/08	694
CHF	2,972,356	2,977,421	09/17/08	5,065
CZK	1,155,008	1,127,631	09/17/08	(27,377)
CZK	54,164	55,224	09/17/08	1,060
DKK	473,059	466,623	09/17/08	(6,436)
DKK	22,100	22,185	09/17/08	85
EUR	15,558	15,617	09/17/08	59
GBP	284,391	282,629	09/17/08	(1,762)
IDR	293,384	281,806	09/17/08	(11,578)
IDR	13,762	13,721	09/17/08	(41)
ILS	1,364,183	1,399,095	09/17/08	34,912
ILS	64,026	64,127	09/17/08	101
NOK	1,139,578	1,115,103	09/17/08	(24,475)
KRW	479,453	468,624	09/17/08	(10,829)
KRW	22,490	22,587	09/17/08	97
PLN	498,618	466,838	09/17/08	(31,780)
PLN	284,511	277,125	09/17/08	(7,386)
PLN	36,649	36,733	09/17/08	84
SEK	188,268	186,920	09/17/08	(1,348)
SEK	8,895	8,915	09/17/08	20
SEK	357,430	356,662	09/17/08	(768)
SGD	1,415,679	1,403,649	09/17/08	(12,030)
SGD	62,316	62,546	09/17/08	230
TWD	835,971	843,454	09/17/08	7,483
TWD	39,197	39,507	09/17/08	310
				$(74,061)

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2008, the Fund is invested in the following countries:

Country (Unaudited)	Value	% of Total Investments
Japan	$17,288,954	18.9
United Kingdom	14,964,661	16.4
Switzerland	8,535,556	9.3
Germany	7,157,756	7.8
France	5,368,502	5.9
United States*	4,862,453	5.3
Spain	4,565,077	5.0
Singapore	2,801,915	3.1
Sweden	2,557,543	2.8
China	2,394,884	2.6
Australia	2,311,515	2.5
Finland	2,283,439	2.5
Hong Kong	1,940,853	2.1
Netherlands	1,486,043	1.6
Norway	1,455,643	1.6
Denmark	1,387,679	1.5
Canada	1,076,360	1.2
Czech Republic	1,038,764	1.1
Brazil	1,001,144	1.1
Poland	927,517	1.0
Israel	865,673	0.9
Taiwan	794,680	0.9
Cayman Islands	764,556	0.8
Mexico	696,247	0.8
Ireland	668,420	0.7
United Arab Emirates	614,592	0.7
Russia	520,435	0.6
Korea	475,940	0.5
Indonesia	380,839	0.4
Belgium	322,444	0.4
	$91,510,084	100.0

*Includes short-term obligation and investment companies.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Acronym	Name
GDR	Global Depositary Receipt
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

This page is intentionally left blank.

  STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2008

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
ASSETS:
Investments, at identified cost	$182,283,417	$59,708,101	$48,229,947	$22,331,464	$16,391,466
Investments, at value (including securities on loan of $12,577,303, $11,131,590, $10,183,653, $- ,$- ,$- ,$- ,$- and $-, respectively)	$177,824,326	$63,240,348	$48,027,142	$25,763,790	$17,040,286
Cash	516	868	811	575	131
Foreign currency (cost of $-, $-, $-, $-, $-, $-, $-, $- and $27,311, respectively)	-	-	-	-	-
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	-	-
Receivable for:
Investments sold	-	944,855	880,335	681,855	92,657
Fund shares sold	494,000	-	-	40,000	-
Interest	168	59	56	71	247
Dividends	157,802	21,623	58,575	13,839	13,631
Securities lending	7,543	6,531	4,725	-	-
Foreign tax reclaims	-	-	-	158	-
Expense reimbursement due from investment advisor	5,311	5,439	5,469	5,523	5,567
Trustees' deferred compensation plan	13,365	10,372	10,352	10,837	9,541
Other assets	-	-	-	-	-
Total Assets	178,503,031	64,230,095	48,987,465	26,516,648	17,162,060
LIABILITIES:
Payable to custodian bank	-	-	-	-	-
Collateral on securities loaned	13,161,109	11,888,773	10,510,738	-	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	-	-
Written options at value (premium $-, $-, $-, $-, $-, $8,362, $-, $-, and $4,578, respectively)	-	-	-	-	-
Payable for:
Investments purchased	-	1,032,823	664,080	1,433,407	6,257
Fund shares repurchased	-	-	-	-	-
Futures variation margin	44,105	-	-	-	-
Investment advisory fee	35,711	21,661	15,785	15,040	10,142
Trustees' fees	100	50	50	50	50
Transfer agent fees	-	-	-	-	-
Custody fee	-	-	-	-	-
Audit fee	30,375	35,575	35,575	35,575	35,575
Reports to shareholders	-	-	-	-	-
Chief compliance officer expenses	-	-	-	-	-
Trustees' deferred compensation plan	13,365	10,372	10,352	10,837	9,541
Other liabilities	11,893	10,368	10,257	10,129	21,081
Total Liabilities	13,296,658	12,999,622	11,246,837	1,505,038	82,646
NET ASSETS	$165,206,373	$51,230,473	$37,740,628	$25,011,610	$17,079,414
NET ASSETS CONSIST OF:
Paid-in capital	$181,369,302	$49,091,930	$40,775,577	$20,911,599	$16,621,701
Undistributed (overdistributed) net investment income	2,022,617	174,486	453,010	(12,319)	16,605
Accumulated net investment loss	-	-	-	-	-
Accumulated net realized gain (loss)	(13,734,775)	(1,568,190)	(3,285,154)	680,002	(207,712)
Net unrealized appreciation (depreciation) on:
Investments	(4,459,091)	3,532,247	(202,805)	3,432,326	648,820
Foreign currency translations	-	-	-	2	-
Futures contracts	8,320	-	-	-	-
Written options	-	-	-	-	-
NET ASSETS	$165,206,373	$51,230,473	$37,740,628	$25,011,610	$17,079,414
Shares of capital stock outstanding	13,555,439	4,591,084	4,030,893	1,802,097	1,567,555
Net asset value, offering and redemption price per share	$12.19	$11.16	$9.36	$13.88	$10.90

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
ASSETS:
Investments, at identified cost	$35,413,514	$24,183,006	$9,848,428	$86,944,488
Investments, at value (including securities on loan of $12,577,303, $11,131,590, $10,183,653, $- ,$- ,$- ,$- ,$- and $-, respectively)	$41,813,618	$26,755,226	$11,626,697	$91,510,084
Cash	707	47,299	48	-
Foreign currency (cost of $-, $-, $-, $-, $-, $-, $-, $- and $27,311, respectively)	-	-	-	27,119
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	333,372
Receivable for:
Investments sold	1,216,006	18,881	516,951	963
Fund shares sold	-	-	-	-
Interest	78	-	14	36
Dividends	6,057	23,756	1,833	108,442
Securities lending	-	-	-	-
Foreign tax reclaims	-	-	-	103,993
Expense reimbursement due from investment advisor	7,690	5,553	6,511	14,094
Trustees' deferred compensation plan	18,553	11,745	9,954	14,353
Other assets	380	-	-	-
Total Assets	43,063,089	26,862,460	12,162,008	92,112,456
LIABILITIES:
Payable to custodian bank	-	-	-	320
Collateral on securities loaned	-	-	-	-
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	157,006
Written options at value (premium $-, $-, $-, $-, $-, $8,362, $-, $-, and $4,578, respectively)	3,250	-	-	2,830
Payable for:
Investments purchased	2,129,041	39,380	636,404	-
Fund shares repurchased	-	-	-	100,000
Futures variation margin	-	-	-	-
Investment advisory fee	25,694	17,561	7,155	57,881
Trustees' fees	60	50	774	1,278
Transfer agent fees	6	-	-	-
Custody fee	4,019	-	-	-
Audit fee	34,102	35,575	29,957	33,600
Reports to shareholders	17,979	-	-	-
Chief compliance officer expenses	59	-	-	-
Trustees' deferred compensation plan	18,553	11,745	9,954	14,353
Other liabilities	12,073	10,136	3,552	4,733
Total Liabilities	2,244,836	114,447	687,796	372,001
NET ASSETS	$40,818,253	$26,748,013	$11,474,212	$91,740,455
NET ASSETS CONSIST OF:
Paid-in capital	$35,977,064	$22,108,914	$10,011,940	$85,566,430
Undistributed (overdistributed) net investment income	-	51,209	-	271,721
Accumulated net investment loss	(22,337)	-	(12,289)	-
Accumulated net realized gain (loss)	(1,541,690)	2,015,670	(303,708)	1,152,855
Net unrealized appreciation (depreciation) on:
Investments	6,400,104	2,572,220	1,778,269	4,565,596
Foreign currency translations	-	-	-	182,105
Futures contracts	-	-	-	-
Written options	5,112	-	-	1,748
NET ASSETS	$40,818,253	$26,748,013	$11,474,212	$91,740,455
Shares of capital stock outstanding	23,936,194	2,419,198	2,866,553	8,618,029
Net asset value, offering and redemption price per share	$1.71	$11.06	$4.00	$10.65

See Accompanying Notes to Financial Statements.

  STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2008

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
INVESTMENT INCOME:
Income:
Dividends	$4,242,975	$516,553	$1,012,842	$145,734	$267,393
Interest	138,270	52,445	36,158	26,820	16,839
Securities lending	84,808	59,786	41,611	-	-
Foreign withholding tax	-	(400)	(992)	(1,714)	(352)
Total investment income	4,466,053	628,384	1,089,619	170,840	283,880
Expenses:
Investment advisory fee	540,937	281,635	210,397	192,548	127,887
Transfer agent fee	-	-	-	-	-
Trustees' fees	21,929	15,071	14,565	13,997	13,595
Custody fee	-	-	-	-	-
Pricing and bookkeeping fees	-	-	-	-	-
Audit fee	38,122	43,319	43,320	43,320	43,321
Reports to shareholders	-	-	-	-	-
Chief compliance officer expenses	-	-	-	-	-
Other expenses	37,372	26,371	25,429	24,626	24,071
Expenses before interest expense	638,360	366,396	293,711	274,491	208,874
Interest expense	2,302	130	-	-	-
Total expenses	640,662	366,526	293,711	274,491	208,874
Fees and expenses waived or reimbursed by investment advisor	(97,423)	(84,761)	(83,314)	(81,943)	(80,987)
Custody earnings credit	-	-	-	-	-
Net expenses	543,239	281,765	210,397	192,548	127,887
Net investment income (loss)	3,922,814	346,619	879,222	(21,708)	155,993
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	(12,463,036)	(1,282,517)	(3,232,984)	1,649,697	(63,643)
Written options	-	-	(7,687)	(39,012)	21,982
Foreign currency transactions	-	-	-	(5,792)	13
Futures contracts	(1,030,167)	-	-	-	-
Realized loss due to a trading error	-	-	-	-	-
Reimbursement of a trading loss by investment advisor (See Note 9)	-	-	-	-	-
Net realized gain (loss)	(13,493,203)	(1,282,517)	(3,240,671)	1,604,893	(41,648)
Net change in unrealized appreciation (depreciation) on:
Investments	(17,503,515)	(280,959)	(3,947,592)	(1,521,370)	(2,548,016)
Written options	-	-	-	-	-
Foreign currency translations	-	-	-	(1)	-
Futures contracts	155,052	-	-	-	-
Net change in unrealized appreciation (depreciation)	(17,348,463)	(280,959)	(3,947,592)	(1,521,371)	(2,548,016)
Net gain (loss)	(30,841,666)	(1,563,476)	(7,188,263)	83,522	(2,589,664)
NET INCREASE (DECREASE) RESULTING FROM OPERATIONS	$(26,918,852)	$(1,216,857)	$(6,309,041)	$61,814	$(2,433,671)

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
INVESTMENT INCOME:
Income:
Dividends	$166,927	$414,685	$43,957	$3,817,098
Interest	94,389	3,210	21,255	25,924
Securities lending	-	-	-	-
Foreign withholding tax	(582)	-	(430)	(300,684)
Total investment income	260,734	417,895	64,782	3,542,338
Expenses:
Investment advisory fee	330,544	227,357	91,245	815,774
Transfer agent fee	31	-	-	-
Trustees' fees	12,152	14,110	14,656	15,960
Custody fee	21,804	-	-	-
Pricing and bookkeeping fees	1,147	-	-	-
Audit fee	43,160	43,321	38,534	54,858
Reports to shareholders	26,018	-	-	-
Chief compliance officer expenses	519	-	-	-
Other expenses	32,509	24,641	10,120	16,179
Expenses before interest expense	467,884	309,429	154,555	902,771
Interest expense	144	1,590	-	495
Total expenses	468,028	311,019	154,555	903,266
Fees and expenses waived or reimbursed by investment advisor	(114,563)	(82,072)	(63,310)	(86,997)
Custody earnings credit	(339)	-	-	-
Net expenses	353,126	228,947	91,245	816,269
Net investment income (loss)	(92,392)	188,948	(26,463)	2,726,069
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	218,757	2,295,661	143,482	3,485,445
Written options	(70,266)	-	(6,947)	38,807
Foreign currency transactions	(2,040)	-	(1,080)	(561,365)
Futures contracts	-	-	-	-
Realized loss due to a trading error	-	-	-	(371)
Reimbursement of a trading loss by investment advisor (See Note 9)	-	-	-	371
Net realized gain (loss)	146,451	2,295,661	135,455	2,962,887
Net change in unrealized appreciation (depreciation) on:
Investments	319,370	(4,519,602)	86,830	(21,368,414)
Written options	5,112	-	-	(189)
Foreign currency translations	-	-	-	23,530
Futures contracts	-	-	-	-
Net change in unrealized appreciation (depreciation)	324,482	(4,519,602)	86,830	(21,345,073)
Net gain (loss)	470,933	(2,223,941)	222,285	(18,382,186)
NET INCREASE (DECREASE) RESULTING FROM OPERATIONS	$378,541	$(2,034,993)	$195,822	$(15,656,117)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Enhanced S&P 500® Index Fund
	Year Ended July 31,
	2008	2007
Operations:
Net investment income	$3,922,814	$2,521,206
Net realized gain (loss) on investments and futures contracts	(13,493,203)	7,728,176
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(17,348,463)	3,819,643
Net increase (decrease) resulting from operations	(26,918,852)	14,069,025
Distributions to shareholders:
From net investment income	(3,477,461)	(1,720,935)
From net realized gains	(7,014,878)	(7,095,404)
Total distributions to shareholders	(10,492,339)	(8,816,339)
Share transactions:
Subscriptions	33,444,264	124,166,877
Distributions reinvested	3,895,305	3,163,765
Redemptions	(57,420,084)	(10,858,416)
Net increase (decrease) in share transactions	(20,080,515)	116,472,226
Net increase (decrease) in net assets	(57,491,706)	121,724,912
NET ASSETS:
Beginning of period	222,698,079	100,973,167
End of period	$165,206,373	$222,698,079
Undistributed net investment income, at end of period	$2,022,617	$1,601,700
Change in shares:
Subscriptions	2,362,098	8,393,109
Distributions reinvested	280,036	221,397
Redemptions	(4,417,810)	(749,508)
Net increase (decrease)	(1,775,676)	7,864,998

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Large Cap Growth Fund		CMG Large Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2008	2007	2008	2007
Operations:
Net investment income	$346,619	$263,995	$879,222	$681,690
Net realized gain (loss) on investments and written options	(1,282,517)	4,510,122	(3,240,671)	4,545,392
Net change in unrealized appreciation (depreciation) on investments	(280,959)	1,786,112	(3,947,592)	(715,525)
Net increase (decrease) resulting from operations	(1,216,857)	6,560,229	(6,309,041)	4,511,557
Distributions to shareholders:
From net investment income	(307,640)	(240,113)	(813,201)	(638,584)
From net realized gains	(3,957,565)	(2,140,830)	(4,036,007)	(2,775,916)
Total distributions to shareholders	(4,265,205)	(2,380,943)	(4,849,208)	(3,414,500)
Share transactions:
Subscriptions	3,175,927	21,201,017	2,649,929	13,098,066
Distributions reinvested	2,330,690	1,159,364	2,336,648	1,648,088
Redemptions	(7,772,535)	(3,326,396)	(918,028)	(8,293,069)
Net increase (decrease) in share transactions	(2,265,918)	19,033,985	4,068,549	6,453,085
Net increase (decrease) in net assets	(7,747,980)	23,213,271	(7,089,700)	7,550,142
NET ASSETS
Beginning of period	58,978,453	35,765,182	44,830,328	37,280,186
End of period	$51,230,473	$58,978,453	$37,740,628	$44,830,328
Undistributed net investment income, at end of period	$174,486	$152,738	$453,010	$389,628
Change in shares:
Subscriptions	262,993	1,682,234	245,081	1,042,361
Distributions reinvested	188,415	97,754	215,161	137,341
Redemptions	(574,762)	(281,641)	(73,903)	(671,337)
Net increase (decrease)	(123,354)	1,498,347	386,339	508,365

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mid Cap Growth Fund		CMG Mid Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$(21,708)	$146,419	$155,993	$270,962
Net realized gain (loss) on investments, written options and foreign currency transactions	1,604,893	4,221,220	(41,648)	2,120,276
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,521,371)	1,281,485	(2,548,016)	648,236
Net increase (decrease) resulting from operations	61,814	5,649,124	(2,433,671)	3,039,474
Distributions to shareholders:
From net investment income	(89,956)	(93,030)	(287,840)	(196,538)
From net realized gains	(4,351,636)	(2,823,900)	(1,695,514)	(2,606,305)
Total distributions to shareholders	(4,441,592)	(2,916,930)	(1,983,354)	(2,802,843)
Share transactions:
Subscriptions	2,487,868	5,926,804	3,915,371	5,217,552
Distributions reinvested	2,336,715	1,214,957	980,570	1,292,451
Redemptions	(4,106,793)	(4,836,047)	(2,695,952)	(5,211,798)
Net increase in share transactions	717,790	2,305,714	2,199,989	1,298,205
Net increase (decrease) in net assets	(3,661,988)	5,037,908	(2,217,036)	1,534,836
NET ASSETS:
Beginning of period	28,673,598	23,635,690	19,296,450	17,761,614
End of period	$25,011,610	$28,673,598	$17,079,414	$19,296,450
Undistributed (overdistributed) net investment income, at end of period	$(12,319)	$66,919	$16,605	$155,300
Change in shares:
Subscriptions	171,048	389,503	325,999	365,557
Distributions reinvested	158,421	80,889	78,571	98,285
Redemptions	(267,602)	(308,106)	(206,528)	(361,340)
Net increase	61,867	162,286	198,042	102,502

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small Cap Growth Fund		CMG Small Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$(92,392)	$(101,978)	$188,948	$240,354
Net realized gain on investments, written options and foreign currency transactions	146,451	6,024,819	2,295,661	5,783,692
Net change in unrealized appreciation (depreciation) on investments and written options	324,482	2,429,355	(4,519,602)	(2,143,372)
Net increase (decrease) resulting from operations	378,541	8,352,196	(2,034,993)	3,880,674
Distributions to shareholders:
From net investment income	-	-	(274,060)	(208,296)
From net realized gains	(6,279,372)	(8,560,579)	(3,718,779)	(5,551,832)
From return of capital	(159,987)	-	-	-
Total distributions to shareholders	(6,439,359)	(8,560,579)	(3,992,839)	(5,760,128)
Share transactions:
Subscriptions	10,835,393	4,449,121	4,608,081	5,437,309
Distributions reinvested	5,412,921	6,665,647	3,292,542	4,751,572
Redemptions	(9,268,493)	(11,190,327)	(7,076,591)	(9,796,788)
Net increase (decrease) in share transactions	6,979,821	(75,559)	824,032	392,093
Net increase (decrease) in net assets	919,003	(283,942)	(5,203,800)	(1,487,361)
NET ASSETS
Beginning of period	39,899,250	40,183,192	31,951,813	33,439,174
End of period	$40,818,253	$39,899,250	$26,748,013	$31,951,813
Undistributed (overdistributed) net investment income, at end of period	$-	$-	$51,209	$136,218
Accumulated net investment loss, at end of period	$(22,337)	$(19,597)	$-	$-
Change in shares:
Subscriptions	5,512,467	2,240,488	390,255	370,997
Distributions reinvested	2,957,880	3,765,902	284,822	344,567
Redemptions	(4,948,412)	(5,394,303)	(548,483)	(607,276)
Net increase	3,521,935	612,087	126,594	108,288

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small/Mid Cap Fund		CMG International Stock Fund
	Year Ended July 31,		Year Ended July 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$(26,463)	$(1,211)	$2,726,069	$2,129,982
Net realized gain on investments, written options and foreign currency transactions	135,455	1,727,847	2,962,887	15,093,417
Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	86,830	343,875	(21,345,073)	8,013,343
Net increase (decrease) resulting from operations	195,822	2,070,511	(15,656,117)	25,236,742
Distributions to shareholders:
From net investment income	-	-	(3,839,262)	(2,513,869)
From net realized gains	(1,812,017)	(6,782,938)	(13,751,675)	(20,428,853)
From return of capital	(71,809)	-	-	-
Total distributions to shareholders	(1,883,826)	(6,782,938)	(17,590,937)	(22,942,722)
Share transactions:
Subscriptions	-	11,500,000	12,545,498	20,493,154
Distributions reinvested	1,646,043	6,782,938	11,751,665	14,502,772
Redemptions	(1,000,000)	(9,827,294)	(19,624,059)	(22,713,180)
Net increase in share transactions	646,043	8,455,644	4,673,104	12,282,746
Net increase (decrease) in net assets	(1,041,961)	3,743,217	(28,573,950)	14,576,766
NET ASSETS:
Beginning of period	12,516,173	8,772,956	120,314,405	105,737,639
End of period	$11,474,212	$12,516,173	$91,740,455	$120,314,405
Undistributed net investment income, at end of period	$-	$-	$271,721	$1,825,095
Accumulated net investment loss, at end of period	$(12,289)	$(5,768)	$-	$-
Change in shares:
Subscriptions	-	2,744,502	988,440	1,450,019
Distributions reinvested	393,790	1,559,556	1,007,862	1,105,394
Redemptions	(271,739)	(2,339,832)	(1,617,185)	(1,545,947)
Net increase	122,051	1,964,226	379,117	1,009,466

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2008

Note 1.  Organization

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

CMG Enhanced S&P 500® Index Fund
CMG Large Cap Growth Fund
CMG Large Cap Value Fund
CMG Mid Cap Growth Fund
CMG Mid Cap Value Fund
CMG Small Cap Growth Fund
CMG Small Cap Value Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund

Shares in the Funds are available for purchase by institutional investors investing directly in the Funds, by institutional investors investing in the Funds as an advisory client of Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, and by institutional investors investing in the Funds as an advisory client of U.S. Trust, Bank of America Private Wealth Management. Please see the Funds' prospectuses for further details, including applicable investment minimums.

Investment objectives. CMG Enhanced S&P 500® Index Fund seeks to outperform the total return, over the long term, of the Standard & Poor's 500® Composite Stock Price Index that measures the investment returns of stocks of large U.S. companies, while maintaining overall portfolio characteristics similar to those of the benchmark. CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing in middle capitalization equities. CMG Small Cap Growth Fund seeks to provide investors with long-term capital appreciation. CMG Small Cap Value Fund seeks long-term growth by investing primarily in small capitalization equities. CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small capitalization and middle capitalization equities. CMG International Stock Fund seeks long-term capital appreciation.

Fund shares. The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Equity securities, exchange traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ,

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occassionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. CMG International Stock Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on each Fund's financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures contracts. The Funds may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options. Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a segregated account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security transaction to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses. General expenses of the Trust are allocated to the Funds and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 foreign currency transactions, net operating losses, distribution reclassification and passive foreign investment companies (PFIC) adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or (Accumulated) Net Investment Income (Loss)	Accumulated Net Gain/Loss	Paid-In Capital
CMG Enhanced S&P 500® Index Fund	$(24,436)	$24,436	$-
CMG Large Cap Growth Fund	(17,231)	17,231	-
CMG Large Cap Value Fund	(2,639)	2,639	-
CMG Mid Cap Growth Fund	32,426	(32,426)	-
CMG Mid Cap Value Fund	(6,848)	6,848	-
CMG Small Cap Growth Fund	89,652	(89,652)	-
CMG Small Cap Value Fund	103	(104)	1
CMG Small/Mid Cap Fund	19,942	(19,942)	-
CMG International Stock Fund	(440,181)	440,180	1

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	July 31, 2008
	Ordinary Income*	Long-Term Capital Gains	Return of Capital
CMG Enhanced S&P 500® Index Fund	$6,368,282	$4,124,057	$-
CMG Large Cap Growth Fund	2,631,485	1,633,720	-
CMG Large Cap Value Fund	1,706,031	3,143,177	-
CMG Mid Cap Growth Fund	1,279,107	3,162,485	-
CMG Mid Cap Value Fund	553,426	1,429,928	-
CMG Small Cap Growth Fund	2,282,199	3,997,173	159,987
CMG Small Cap Value Fund	711,327	3,281,512	-
CMG Small/Mid Cap Fund	479,786	1,332,231	71,809
CMG International Stock Fund	8,374,380	9,216,557	-

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

	July 31, 2007
	Ordinary Income*	Long-Term Capital Gains
CMG Enhanced S&P 500® Index Fund	$3,598,247	$5,218,092
CMG Large Cap Growth Fund	625,288	1,755,655
CMG Large Cap Value Fund	1,060,188	2,354,312
CMG Mid Cap Growth Fund	759,124	2,157,806
CMG Mid Cap Value Fund	750,522	2,052,321
CMG Small Cap Growth Fund	4,265,461	4,295,118
CMG Small Cap Value Fund	722,222	5,037,906
CMG Small/Mid Cap Fund	2,808,947	3,973,991
CMG International Stock Fund	8,584,045	14,358,677

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
CMG Enhanced S&P 500® Index Fund	$2,036,753	$-	$(4,674,875)
CMG Large Cap Growth Fund	186,106	-	3,326,478
CMG Large Cap Value Fund	464,791	-	(215,882)
CMG Mid Cap Growth Fund	-	862,211	3,250,116
CMG Mid Cap Value Fund	27,469	22,555	601,984
CMG Small Cap Growth Fund	-	-	5,988,713
CMG Small Cap Value Fund	64,481	2,233,416	2,354,475
CMG Small/Mid Cap Fund	-	-	1,720,268
CMG International Stock Fund	727,682	1,501,521	3,977,245

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and mark to market of passive foreign investment companies.

Unrealized appreciation and depreciation at July 31, 2008, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMG Enhanced S&P 500® Index Fund	$18,635,848	$(23,310,723)	$(4,674,875)
CMG Large Cap Growth Fund	5,096,299	(1,769,821)	3,326,478
CMG Large Cap Value Fund	4,004,237	(4,220,119)	(215,882)
CMG Mid Cap Growth Fund	4,553,920	(1,303,804)	3,250,116
CMG Mid Cap Value Fund	2,396,988	(1,795,004)	601,984
CMG Small Cap Growth Fund	8,087,064	(2,098,351)	5,988,713
CMG Small Cap Value Fund	5,335,424	(2,980,949)	2,354,475
CMG Small/Mid Cap Fund	2,286,270	(566,002)	1,720,268
CMG International Stock Fund	13,282,054	(9,304,809)	3,977,245

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

The following capital loss carryforwards, determined as of July 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2016	Total
CMG Large Cap Value Fund	$284,104	$284,104

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, post-October currency and capital losses attributed to security transactions were deferred to August 1, 2008, as follows:

	Capital Losses	Currency Losses
CMG Enhanced S&P 500® Index Fund	$13,510,670	$-
CMG Large Cap Growth Fund	1,362,421	-
CMG Large Cap Value Fund	2,987,972	-
CMG Mid Cap Value Fund	183,430	-
CMG Small Cap Growth Fund	1,130,296	1,397
CMG Small/Mid Cap Fund	245,709	892

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective January 31, 2008. FIN 48 requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. With the exception of CMG Small Cap Growth Fund, each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, the commitment fee for the line of credit (see Note 7) and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, fees and expenses of the independent Trustees (including legal counsel fees), audit fees, interest expense associated with any

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Columbia receives a monthly investment advisory fee from CMG Small Cap Growth Fund at the annual rate of 0.75% of the Fund's average daily net assets.

Pricing and bookkeeping fees. The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The pricing and bookkeeping fees for each Fund are payable by Columbia. Prior to January 1, 2008, CMG Small Cap Growth Fund reimbursed Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia under the investment advisory contracts.

The Transfer Agent is entitled to receive a fee, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees (exclusive of BFDS fees), calculated based on assets held in omnibus accounts subject to certain limitations and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds or Columbia.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Fee waivers and expense reimbursements. Columbia has contractually agreed to waive its management fee and to the extent necessary bear other expenses of each Fund, with the exception of CMG Small Cap Growth Fund, through March 1, 2009, so that the expenses incurred by the Funds will not exceed the following annual rates (exclusive of

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Funds' custodian, based on each Fund's average daily net assets:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

There is no guarantee that these arrangements will continue after March 1, 2009.

Columbia and its affiliates have contractually agreed to waive fees and/or reimburse expenses of the CMG Small Cap Growth Fund until November 30, 2009, so that expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.80% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2009.

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia. CMG Small Cap Growth Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 5.  Custody credits

With the exception of CMG Small Cap Growth Fund, any custody credits are applied to offset fund expenses prior to determining the expenses Columbia is required to bear. CMG Small Cap Growth Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Note 6.  Portfolio information

For the year ended July 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
CMG Enhanced S&P 500® Index Fund	$103,501,067	$129,771,466
CMG Large Cap Growth Fund	88,992,450	93,980,872
CMG Large Cap Value Fund	23,513,329	23,904,942
CMG Mid Cap Growth Fund	45,147,504	48,277,833
CMG Mid Cap Value Fund	9,274,613	9,049,219
CMG Small Cap Growth Fund	84,259,770	81,963,257
CMG Small Cap Value Fund	13,945,893	16,770,683
CMG Small/Mid Cap Fund	21,554,983	22,570,121
CMG International Stock Fund	67,143,174	77,082,024

Note 7.  Line of credit

The Funds and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets. The commitment fee, the operations agency fee and administration fee are included in the unified fee for the Funds.

For the year ended July 31, 2008, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund that borrowed under these arrangements were as follows:

	Average Borrowings	Weighted Average Interest Rates
CMG Enhanced S&P 500® Index Fund	$17,000,000	2.44%
CMG Large Cap Growth Fund	1,000,000	4.69
CMG Small Cap Growth Fund	1,000,000	5.19
CMG Small Cap Value Fund	1,714,280	4.51
CMG International Stock Fund	1,250,000	3.77

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Note 8.  Securities lending

CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund and CMG Mid Cap Value Fund may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 9.  Other

During the year ended July 31, 2008, Columbia voluntarily reimbursed CMG International Stock Fund $371 for a realized investment loss due to a trading error.

Note 10.  Shares of beneficial interest

As of July 31, 2008, shares of the Funds were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
CMG Enhanced S&P 500® Index Fund	99.7
CMG Large Cap Growth Fund	100.0
CMG Large Cap Value Fund	100.0
CMG Mid Cap Growth Fund	99.8
CMG Mid Cap Value Fund	100.0
CMG Small Cap Growth Fund	92.1
CMG Small Cap Value Fund	98.5
CMG Small/Mid Cap Fund	97.4
CMG International Stock Fund	100.0

In addition, as of July 31, 2008, CMG Small Cap Growth Fund had one shareholder over which BOA and/or any of its affiliates did not have investment discretion that held 7.9% of the shares outstanding.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11.  Significant risks and contingencies

Sector focus risk. Certain funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

Foreign securities risk. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal proceedings. The Funds are not named as parties to any regulatory proceedings or litigation.

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2008

1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and Shareholders of CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund (the "Funds") (each a series of Columbia Funds Institutional Trust) at July 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 19, 2008

Federal Income Tax Information (Unaudited)

CMG Enhanced S&P 500® Index Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $51,581.

60.05% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 60.01%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

CMG Large Cap Growth Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $126,263.

18.26% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 18.40%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

CMG Large Cap Value Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $8,400.

73.45% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 60.64%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

CMG Mid Cap Growth Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $1,734,094.

19.06% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 20.16%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

CMG Mid Cap Value Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $187,084.

67.97% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

Federal Income Tax Information (Unaudited) (continued)

For non-corporate shareholders 68.80%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

CMG Small Cap Growth Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $1,085,816.

3.82% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 3.90%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

CMG Small Cap Value Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $2,541,081.

66.16% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 65.93%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

CMG Small/Mid Cap Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $295,567.

12.22% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 14.30%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

CMG International Stock Fund

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $2,772,723.

Foreign taxes paid during the fiscal year ended July 31, 2008, amounting to $300,684 ($0.03 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2008.

Gross income derived from sources within foreign countries amounted to $3,364,718 ($0.39 per share) for the fiscal year ended July 31, 2008.

For non-corporate shareholders 84.47%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Institutional Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 77, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 77, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 77, Nash Finch Company (food distributor); Aircastle
Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 77, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking since September 1993; Consultant on econometric and statistical matters. Oversees 77, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 77, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Fund Governance (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees (continued)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 77, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 77, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 77, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 77, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 77, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

  1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

  2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

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COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER BOSTON, MA 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MA 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/155059-0708 (09/08) 08/56634

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or go to www.columbiamanagement.com.

©2008 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2008

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The fund is distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly owned subsidiary of Bank of America Corporation and is part of Columbia Management.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Summary

•  For the 12-month period that ended July 31, 2008, CMG Strategic Equity Fund returned negative 4.03%. The fund outperformed its benchmark, the Russell 1000 Index which returned negative 10.62%1. The average return of the fund's peer group, the Lipper Multi-Cap Core Funds Classification, was negative 10.73%.2 In a period that was generally challenging for stocks, the fund held up better than its benchmarks and peer group because of good stock selection and, to a lesser extent, because of favorable sector weights.

•  Stock selection in the energy, health care and materials sectors benefited the fund's return. In the energy sector, Continental Resources and Wellstream Holdings were strong performers (0.3% and 0.6% of net assets, respectively). Among health care companies, Masimo, Express Scripts and Illumina contributed to results (0.6%, 0.3% and 0.4% of net assets, respectively). Monsanto was an important holding in the materials sector (0.6% of net assets).

•  Throughout the period, the financials sector was in significant turmoil; however, the fund's financials positions held up better than the index, primarily because of stock selection. Digital Realty Trust, State Street and Goldman Sachs Group were particularly noteworthy (0.5%, 0.6% and 1.1% of net assets, respectively). However, holdings in Ambac Financial Group, National Financial Partners and Freddie Mac faced a challenging environment and were eliminated from the portfolio.

•  Several other sectors contributed modestly to the fund's solid relative performance. In the consumer discretionary area, Nokian Renkaat of Finland, was helpful (0.5% of net assets). In consumer staples, Universal enhanced results (0.6% of net assets). Exelon in the utilities sector also helped performance (0.9% of net assets). The telecommunication services sector also contributed to the funds relative performance. Among the stocks that made a poor showing in these sectors were: Home Inns & Hotels in consumer discretionary; Bare Escentuals in consumer staples; NII Holdings in telecommunications; and Mirant in utilities. All of these poor performers were sold.

•  The fund's investments in the industrials sector produced results that were almost in line with the benchmark. Joy Global and Union Pacific were particularly strong (0.5% and 0.9% of net assets, respectively). Stocks that disappointed included Ultrapetrol Bahamas, AerCap Holdings, Rockwell Collins and Huron Consulting Group. All of these disappointing companies were sold.

1 The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

•  During the period, we have dealt with a U.S. economy that experienced declining consumer confidence, high energy prices, a weak housing sector and problems in the financial system. We believe that these issues will continue to weigh on the U.S. economy. However, we have begun to find selected opportunities in the consumer discretionary and financials sectors. We also continue to hold a favorable long term view of the energy sector. Finally, we plan to continue to evaluate compelling growth trends and valuations in overseas markets.

We appreciate your continued confidence in CMG Strategic Equity Fund.

Portfolio Management

Emil A. Gjester has managed or co-managed the fund since January 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Mary-Ann Ward has co-managed the fund since April 2008 and has been with the advisor or its predecessors or affiliate organizations since 1997.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2008 were:

(%)
Exxon Mobil	2.0
JPMorgan Chase	1.7
Hewlett-Packard	1.5
International Business Machines	1.3
Microsoft	1.3
Apple	1.3
ConocoPhillips	1.2
Cisco Systems	1.2
Google	1.1
Freeport-McMoRan Copper & Gold	1.1

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2008 (%)

	Inception	1-year	5-year	Life
CMG Strategic Equity Fund	10/09/01	-4.03	10.47	10.71
Russell 1000 Index		-10.62	7.55	5.21

Average annual total return as of June 30, 2008 (%)

	Inception	1-year	5-year	Life
CMG Strategic Equity Fund	10/09/01	-4.10	11.77	11.27
Russell 1000 Index		-12.36	8.22	5.46

Index performance is from October 9, 2001.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.40% and 0.62%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/08.

Growth of a $5,000,000 investment, October 9, 2001 to July 31, 2008

The chart above shows the growth in value of a hypothetical minimum initial $5,000,000 investment in the fund compared to the index during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

UNDERSTANDING YOUR EXPENSES – CMG Strategic Equity Fund

As a fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2008 — July 31, 2008

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	960.42	1,022.87	1.95	2.01	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

4

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of period	$3.01		$3.13		$15.22		$13.80	$12.06
Income from investment operations:
Net investment income (a)	0.03		0.04		0.14		0.19 (b)	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		0.46		0.82		2.09	1.87
Total from investment operations	(0.01)		0.50		0.96		2.28	1.99
Less distributions to shareholders:
From net investment income	(0.05)		(0.03)		(0.57)		(0.14)	(0.09)
From net realized gains	(1.01	)(c)	(0.59)		(12.48	)(c)	(0.72)	(0.16)
Total distributions to shareholders	(1.06)		(0.62)		(13.05)		(0.86)	(0.25)
Net asset value, end of period	$1.94		$3.01		$3.13		$15.22	$13.80
Total return (d)(e)	(4.03)%		17.08	%(f)	7.58	%(g)	16.77%	16.58%
Ratios to average net assets/Supplemental data:
Net expenses before interest expense (h)	0.40%		0.40%		0.40%		0.40%	0.40%
Interest expense	-	%(i)	-	%(i)	-		-	-
Net Expenses (h)	0.40%		0.40%		0.40%		0.40%	0.40%
Waiver/Reimbursement	0.33%		0.22%		0.07%		0.03%	0.05%
Net investment income (h)	1.20%		1.31%		1.09%		1.31%	0.88%
Portfolio turnover rate	100%		127%		47%		64%	81%
Net assets, end of period (000's)	$49,466		$46,106		$120,541		$755,860	$618,714

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(c)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment advisor due to a compliance violation. This reimbursement increased total return and net asset value per share less than 0.01% and $0.01, respectively.

(g)  Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

5

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2008

	Shares	Value
Common Stocks (98.9%)
Consumer Discretionary (8.5%)
Auto Components (0.5%)
Nokian Renkaat Oyj	5,600	$241,410
Household Durables (1.1%)
Cyrela Brazil Realty SA	13,670	198,989
Gafisa SA, ADR	4,560	156,134
Whirlpool Corp.	2,270	171,839
		526,962
Internet & Catalog Retail (0.4%)
priceline.com, Inc. (a)	1,540	177,023
Media (0.6%)
Comcast Corp., Class A	7,130	147,021
News Corp., Class A	11,640	164,473
		311,494
Multiline Retail (1.9%)
Kohl's Corp. (a)	5,580	233,858
Macy's, Inc.	9,900	186,219
Stockmann Oyj Abp, Class B	4,950	152,914
Target Corp.	7,980	360,935
		933,926
Specialty Retail (1.7%)
Best Buy Co., Inc.	5,630	223,624
GameStop Corp., Class A (a)	2,240	90,742
Home Depot, Inc.	9,200	219,236
Stage Stores, Inc.	10,750	159,315
Urban Outfitters, Inc. (a)	5,010	165,380
		858,297
Textiles, Apparel & Luxury Goods (2.3%)
Coach, Inc. (a)	3,620	92,346
Hanesbrands, Inc. (a)	8,540	183,098
Lululemon Athletica, Inc. (a)	3,790	84,138
LVMH Moet Hennessy Louis Vuitton SA	1,890	208,566
NIKE, Inc., Class B	6,860	402,545
Polo Ralph Lauren Corp.	3,120	184,610
		1,155,303
		4,204,415

See Accompanying Notes to Financial Statements.

6

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (8.7%)
Beverages (2.4%)
Coca-Cola Co.	6,700	$345,050
Diageo PLC, ADR	2,430	171,024
Fomento Economico Mexicano SAB de CV, ADR	5,620	257,733
PepsiCo, Inc.	6,320	420,659
		1,194,466
Food & Staples Retailing (2.2%)
Kroger Co.	5,370	151,864
Longs Drug Stores Corp.	4,740	221,595
United Natural Foods, Inc. (a)	9,680	186,049
Wal-Mart Stores, Inc.	5,990	351,134
Walgreen Co.	5,060	173,760
		1,084,402
Food Products (1.2%)
ConAgra Foods, Inc.	9,470	205,310
Nestle SA, Registered Shares	4,970	217,813
Unilever N.V., N.Y. Registered Shares	6,580	182,332
		605,455
Household Products (1.4%)
Colgate-Palmolive Co.	2,580	191,616
Procter & Gamble Co.	7,100	464,908
		656,524
Personal Products (0.7%)
Avon Products, Inc.	8,110	343,864
Tobacco (0.8%)
Altria Group, Inc.	4,480	91,168
Universal Corp.	6,100	314,882
		406,050
		4,290,761
Energy (15.0%)
Energy Equipment & Services (6.8%)
Cameron International Corp. (a)	8,410	401,662
Core Laboratories N.V.	2,100	272,181
Diamond Offshore Drilling, Inc.	1,430	170,599
National-Oilwell Varco, Inc. (a)	4,000	314,520
Noble Corp.	3,970	205,924
Oceaneering International, Inc. (a)	3,130	189,803
Schlumberger Ltd.	4,940	501,904

See Accompanying Notes to Financial Statements.

7

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services (continued)
Tenaris SA, ADR	4,490	$270,522
Transocean, Inc. (a)	2,958	402,377
Weatherford International Ltd. (a)	9,630	363,340
Wellstream Holdings PLC (a)	11,470	269,821
		3,362,653
Oil, Gas & Consumable Fuels (8.2%)
Apache Corp.	1,320	148,064
ConocoPhillips	7,400	603,988
Continental Resources, Inc. (a)	2,918	166,676
Devon Energy Corp.	3,520	334,013
Exxon Mobil Corp.	12,290	988,485
Hess Corp.	2,350	238,290
Marathon Oil Corp.	4,320	213,710
Occidental Petroleum Corp.	4,190	330,298
Peabody Energy Corp.	2,210	149,507
Petroleo Brasileiro SA, ADR	4,450	248,799
SandRidge Energy, Inc. (a)	1,976	96,607
Southwestern Energy Co. (a)	6,540	237,467
XTO Energy, Inc.	5,947	280,877
		4,036,781
		7,399,434
Financials (14.8%)
Capital Markets (3.5%)
Charles Schwab Corp.	9,290	212,648
Goldman Sachs Group, Inc.	2,860	526,354
Invesco Ltd.	9,110	212,172
Lazard Ltd., Class A	6,690	273,019
State Street Corp.	4,090	293,008
Waddell & Reed Financial, Inc., Class A	6,820	227,788
		1,744,989
Commercial Banks (3.2%)
Banco Bradesco SA, ADR	8,975	190,539
BB&T Corp.	10,450	292,809
Glacier Bancorp, Inc.	10,160	220,167
Prosperity Bancshares, Inc.	6,670	214,107
Raiffeisen International Bank Holding AG	850	106,036
Umpqua Holdings Corp.	8,070	109,591
Wells Fargo & Co.	14,840	449,207
		1,582,456
Consumer Finance (0.9%)
American Express Co.	11,750	436,160

See Accompanying Notes to Financial Statements.

8

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Diversified Financial Services (2.1%)
Citigroup, Inc.	10,283	$192,189
JPMorgan Chase & Co.	20,576	836,003
		1,028,192
Insurance (3.8%)
ACE Ltd.	5,270	267,189
Allstate Corp.	6,210	287,026
Assurant, Inc.	3,600	216,432
Marsh & McLennan Companies, Inc.	9,440	266,680
Principal Financial Group, Inc.	5,160	219,352
Prudential Financial, Inc.	5,450	375,886
Unum Group	11,130	268,901
		1,901,466
Real Estate Investment Trusts (REITs) (1.3%)
Alexandria Real Estate Equities, Inc.	1,500	154,890
Digital Realty Trust, Inc.	5,750	246,733
SL Green Realty Corp.	2,570	214,184
		615,807
		7,309,070
Health Care (12.0%)
Biotechnology (2.9%)
Amgen, Inc. (a)	2,750	172,232
Biogen Idec, Inc. (a)	1,360	94,874
BioMarin Pharmaceuticals, Inc. (a)	3,060	99,603
Celgene Corp. (a)	3,935	297,053
Genentech, Inc. (a)	1,750	166,688
Gilead Sciences, Inc. (a)	8,580	463,148
Onyx Pharmaceuticals, Inc. (a)	3,220	130,410
		1,424,008
Health Care Equipment & Supplies (2.3%)
Baxter International, Inc.	6,860	470,664
Masimo Corp. (a)	7,443	281,122
Mindray Medical International Ltd., ADR	5,965	238,302
Varian Medical Systems, Inc. (a)	2,920	175,200
		1,165,288
Health Care Providers & Services (1.4%)
Express Scripts, Inc. (a)	2,300	162,242
Laboratory Corp. of America Holdings (a)	3,450	233,151
McKesson Corp.	3,310	185,327
Medco Health Solutions, Inc. (a)	2,010	99,656
		680,376

See Accompanying Notes to Financial Statements.

9

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (3.2%)
Charles River Laboratories International, Inc. (a)	2,720	$180,771
Covance, Inc. (a)	3,150	289,170
Illumina, Inc. (a)	2,006	187,040
Pharmaceutical Product Development, Inc.	6,070	231,510
Qiagen N.V. (a)	10,830	203,496
Thermo Fisher Scientific, Inc. (a)	3,510	212,425
Waters Corp. (a)	3,880	263,607
		1,568,019
Pharmaceuticals (2.2%)
Abbott Laboratories	9,190	517,764
Johnson & Johnson	5,440	372,477
Novartis AG, ADR	3,640	216,034
		1,106,275
		5,943,966
Industrials (11.7%)
Aerospace & Defense (2.1%)
Boeing Co.	1,780	108,776
General Dynamics Corp.	2,940	262,072
Goodrich Corp.	3,890	191,155
Honeywell International, Inc.	3,510	178,448
United Technologies Corp.	4,830	309,023
		1,049,474
Air Freight & Logistics (0.3%)
UTI Worldwide, Inc.	7,770	141,336
Commercial Services & Supplies (1.2%)
Dun & Bradstreet Corp.	2,830	273,491
Republic Services, Inc.	5,870	190,775
Waste Connections, Inc. (a)	3,340	121,543
		585,809
Construction & Engineering (0.5%)
Quanta Services, Inc. (a)	7,920	244,570
Electrical Equipment (0.4%)
GrafTech International Ltd. (a)	4,830	113,263
Suntech Power Holdings Co., Ltd., ADR (a)	3,000	100,380
		213,643

See Accompanying Notes to Financial Statements.

10

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates (2.2%)
General Electric Co.	18,530	$524,214
McDermott International, Inc. (a)	6,340	302,228
Siemens AG, ADR	2,230	270,677
		1,097,119
Machinery (2.5%)
AGCO Corp. (a)	2,850	170,572
Deere & Co.	2,740	192,238
GEA Group AG	4,240	139,916
Joy Global, Inc.	3,690	266,492
Paccar, Inc.	4,695	197,472
Parker Hannifin Corp.	2,710	167,153
SPX Corp.	820	103,960
		1,237,803
Marine (0.8%)
A.P. Moller - Maersk A/S	13	151,025
D/S Norden	970	94,105
DryShips, Inc.	1,630	125,722
		370,852
Road & Rail (1.7%)
Con-way, Inc.	2,240	113,254
Landstar System, Inc.	2,960	149,717
Norfolk Southern Corp.	1,940	139,525
Union Pacific Corp.	5,580	460,015
		862,511
		5,803,117
Information Technology (16.7%)
Communications Equipment (2.9%)
Cisco Systems, Inc. (a)	26,530	583,395
Corning, Inc.	4,890	97,849
Nokia Corp., ADR	9,030	246,699
QUALCOMM, Inc.	6,150	340,341
Research In Motion Ltd. (a)	1,270	155,981
		1,424,265
Computers & Peripherals (4.4%)
Apple, Inc. (a)	3,960	629,442
EMC Corp. (a)	11,560	173,516
Hewlett-Packard Co.	16,070	719,936
International Business Machines Corp.	5,090	651,418
		2,174,312

See Accompanying Notes to Financial Statements.

11

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electronic Equipment & Instruments (0.4%)
Mettler-Toledo International, Inc. (a)	1,990	$213,945
Internet Software & Services (1.7%)
Equinix, Inc. (a)	1,520	123,667
Google, Inc., Class A (a)	1,170	554,288
Omniture, Inc. (a)	9,080	157,538
		835,493
IT Services (0.8%)
Paychex, Inc.	5,560	183,035
Redecard SA	10,800	201,341
		384,376
Semiconductors & Semiconductor Equipment (1.9%)
ASML Holding N.V., N.Y. Registered Shares	4,247	96,789
Intel Corp.	15,560	345,276
Intersil Corp., Class A	3,990	96,279
MEMC Electronic Materials, Inc. (a)	3,456	159,702
Texas Instruments, Inc.	10,670	260,134
		958,180
Software (4.6%)
Advent Software, Inc. (a)	3,540	154,132
Amdocs Ltd. (a)	5,730	174,249
Concur Technologies, Inc. (a)	1,320	54,410
McAfee, Inc. (a)	5,100	167,025
Microsoft Corp.	24,900	640,428
Nintendo Co., Ltd.	290	139,844
Oracle Corp. (a)	25,210	542,771
SAP AG, ADR	3,220	186,148
UBISOFT Entertainment (a)	1,100	108,723
VMware, Inc., Class A (a)	2,930	105,041
		2,272,771
		8,263,342
Materials (5.6%)
Chemicals (2.3%)
Agrium, Inc.	1,230	108,240
CF Industries Holdings, Inc.	880	143,845
Ecolab, Inc.	2,810	125,607
Monsanto Co.	2,530	301,348
Potash Corp. of Saskatchewan, Inc.	1,110	226,740
Syngenta AG, ADR	3,890	225,970
		1,131,750

See Accompanying Notes to Financial Statements.

12

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (3.3%)
Alcoa, Inc.	5,590	$188,662
ArcelorMittal, N.Y. Registered Shares	4,150	362,793
Cia Vale do Rio Doce, ADR	8,360	251,051
Freeport-McMoRan Copper & Gold, Inc.	5,620	543,735
Nucor Corp.	2,500	143,050
Thompson Creek Metals Co., Inc. (a)	10,040	171,983
		1,661,274
		2,793,024
Telecommunication Services (2.4%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.	9,144	281,727
Telekomunikasi Indonesia, ADR	5,880	193,922
		475,649
Wireless Telecommunication Services (1.5%)
American Tower Corp., Class A (a)	3,850	161,315
China Mobile Ltd., ADR	2,240	149,744
Millicom International Cellular SA	1,320	102,142
Mobile TeleSystems OJSC, ADR	2,200	157,080
Philippine Long Distance Telephone Co., ADR	2,730	155,200
		725,481
		1,201,130
Utilities (3.5%)
Electric Utilities (2.9%)
Entergy Corp.	3,040	325,037
Exelon Corp.	5,450	428,479
FirstEnergy Corp.	4,190	308,175
FPL Group, Inc.	5,580	360,077
		1,421,768
Multi-Utilities (0.6%)
Public Service Enterprise Group, Inc.	7,110	297,198
		1,718,966
Total Common Stocks (Cost of $42,265,821)		48,927,225

See Accompanying Notes to Financial Statements.

13

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (1.0%)
Repurchase agreement with Fixed Income Clearing Corp, dated 07/31/08, due 08/01/08 at 1.990%, collateralized by a U.S. Treasury Obligation maturing 02/28/11, market value $477,000 (repurchase proceeds $465,026)	$465,000	$465,000
Total Short-Term Obligation (Cost of $465,000)		465,000
Total Investments (99.9%) (Cost of $42,730,821)(b)		49,392,225
Other Assets & Liabilities, Net (0.1%)		73,953
Net Assets (100.0%)		$49,466,178

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $42,859,113.

At July 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	16.7
Energy	15.0
Financials	14.8
Health Care	12.0
Industrials	11.7
Consumer Staples	8.7
Consumer Discretionary	8.5
Materials	5.6
Utilities	3.5
Telecommunication Services	2.4
98.9
Short-Term Obligation	1.0
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

14

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF ASSETS AND LIABILITIES

July 31, 2008

ASSETS:
Investments, at identified cost	$42,730,821
Investments, at value	$49,392,225
Cash	16,873
Foreign currency (cost of $29,090)	29,117
Receivable for:
Investments sold	743,674
Interest	26
Dividends	55,742
Foreign tax reclaims	1,147
Expense reimbursement due from investment advisor	15,227
Trustees' deferred compensation plan	21,547
Other assets	438
Total Assets	50,276,016
LIABILITIES:
Payable for:
Investments purchased	700,943
Investment advisory fee	17,481
Transfer agent fee	15
Trustees' fees	887
Audit fee	33,101
Custody fee	6,442
Reports to shareholders	17,852
Chief compliance officer expenses	62
Trustees' deferred compensation plan	21,547
Other liabilities	11,508
Total Liabilities	809,838
NET ASSETS	$49,466,178
NET ASSETS CONSIST OF:
Paid-in capital	$45,319,475
Undistributed net investment income	240,877
Accumulated net realized loss	(2,755,725)
Net unrealized appreciation on:
Investments	6,661,404
Foreign currency translations	147
NET ASSETS	$49,466,178
Shares of capital stock outstanding	25,540,176
Net asset value, offering and redemption price per share	$1.94

See Accompanying Notes to Financial Statements.

15

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF OPERATIONS

For the Year Ended July 31, 2008
NET INVESTMENT INCOME:
Income:
Dividends	$754,842
Interest	27,467
Foreign withholding tax	(13,361)
Total Investment Income	768,948
Expenses:
Investment advisory fee	192,623
Transfer agent fee	123
Trustees' fees	14,787
Pricing and bookkeeping fees	1,147
Custody fee	25,892
Audit fee	45,752
Reports to shareholders	32,460
Chief compliance officer expenses	536
Other expenses	38,717
Expenses before interest expense	352,037
Interest expense	142
Total Expenses	352,179
Fees and expenses waived or reimbursed by investment advisor	(159,367)
Custody earnings credit	(47)
Net Expenses	192,765
Net Investment Income	576,183
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
Investments	(1,673,365)
Foreign currency transactions	(4,454)
Net realized loss	(1,677,819)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,114,555)
Foreign currency translations	207
Net change in unrealized appreciation (depreciation)	(1,114,348)
Net Loss	(2,792,167)
NET DECREASE RESULTING FROM OPERATIONS	$(2,215,984)

See Accompanying Notes to Financial Statements.

16

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$576,183	$1,025,687
Net realized gain (loss) on investments and foreign currency transactions	(1,677,819)	27,291,836
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,114,348)	(15,030,448)
Net increase (decrease) resulting from operations	(2,215,984)	13,287,075
Distributions to shareholders:
From net investment income	(680,722)	(611,244)
From net realized gain	(14,916,823)	(14,482,350)
Total distributions to shareholders	(15,597,545)	(15,093,594)
Share transactions:
Subscriptions	10,415,789	4,636,132
Distributions reinvested	14,891,743	14,633,613
Redemptions	(4,133,617)	(91,898,054)
Net increase (decrease) in share transactions	21,173,915	(72,628,309)
Net increase (decrease) in net assets	3,360,386	(74,434,828)
NET ASSETS:
Beginning of period	46,105,792	120,540,620
End of period	$49,466,178	$46,105,792
Undistributed net investment income	$240,877	$378,288
Changes in shares:
Subscriptions	4,862,073	1,499,855
Distributions reinvested	6,894,326	5,134,601
Redemptions	(1,511,583)	(29,820,686)
Net increase (decrease)	10,244,816	(23,186,230)

See Accompanying Notes to Financial Statements.

17

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2008

Note 1.  Organization

CMG Strategic Equity Fund (the "Fund"), a series of Columbia Funds Institutional Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are available for purchase by institutional investors investing directly in the Fund, by institutional investors investing in the Fund as an advisory client of Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, and by institutional investors investing in the Fund as an advisory client of U.S. Trust, Bank of America Private Wealth Management. Please see the Fund's prospectus for further details, including applicable investment minimums.

Investment objective. The Fund seeks to provide investors long-term growth of capital and total returns greater than those of the market over time.

Fund shares. The Fund may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation. Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of

18

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2008

such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase agreements. The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

19

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2008

fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Expenses. General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal income tax status. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 foreign currency gains (losses) and distributions were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(32,872)	$32,872	$-

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

20

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2008

The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	July 31, 2008	July 31, 2007
Distributions paid from:
Ordinary Income*	$3,560,000	$1,412,437
Long-Term Capital Gains	12,037,545	13,681,157

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of July 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$266,086	$-	$6,533,112

*The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at July 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$8,512,107
Unrealized depreciation	(1,978,995)
Net unrealized appreciation	$6,533,112

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2008, post-October capital losses of $2,627,433 attributed to security transactions were deferred to August 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective January 31, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2008

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the annual Fund operating expenses, each shareholder enters into a written administrative services agreement with Columbia or its affiliate. Pursuant to this Agreement, Columbia or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investments and market conditions and economic indicators. For such services, each shareholder (and not the Fund) will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee is 0.20% on the first $25 million of the shareholder's net assets in the Fund, and no fee payable on net assets in excess of $25 million.

Pricing and bookkeeping fees. The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The pricing and bookkeeping fees for the Fund are payable by Columbia. Prior to January 1, 2008, the Fund reimbursed Columbia for services related to the requirements of the Sarbanes-Oxley Act of 2002.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

Fee waivers and expense reimbursements. Columbia has contractually agreed to waive fees and/or reimburse the Fund through November 30, 2008, for certain expenses so that the expenses incurred by the Fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if

22

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2008

any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.40% of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2008.

Fees paid to officers and trustees. All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5.  Custody credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6.  Portfolio information

For the year ended July 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $54,435,615 and $48,058,265, respectively.

Note 7.  Line of credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended July 31, 2008, the average daily loan balance outstanding on days where borrowing existed was $1,000,000 at a weighted average interest rate of 5.125%.

23

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2008

Note 8.  Shares of beneficial interest

As of July 31, 2008, 97.75% of the shares outstanding of the Fund were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the Fund.

Note 9.  Significant risks and contingencies

Sector focus risk. The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Foreign securities risk. There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal proceedings. The Fund is not named as party to any regulatory proceedings or litigation.

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

24

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2008

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and the Shareholders of CMG Strategic Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Strategic Equity Fund (the "Fund") (a series of Columbia Funds Institutional Trust) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 19, 2008

26

Federal Income Tax Information (Unaudited)

For the fiscal year ended July 31, 2008, the Fund designates long-term capital gains of $793,654.

27.88% of the ordinary income distributed by the Fund, for the year ended July 31, 2008, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 31.88%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2007 to July 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

27

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Institutional Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

John D. Collins (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 77, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 77, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 77, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June 2006; Director, UAL Corporation (airline) from February, 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 77, None

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 77, None

28

Fund Governance (Continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees (Continued)

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October, 2005. Oversees 77, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 77, None

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 77, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 77, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 77, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 77, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

  1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

  2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

29

Fund Governance (Continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004— Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October, 2004.

30

Fund Governance (Continued)

Officers (Continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April, 2002 to October 2004.

31

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COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/154963-0708 (09/08) 08/57076

A description of the policies and procedures that the fund uses to determine how to vote proxies to its portfolio securities and a copy of the fund's voting records is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or go to www.columbiamanagement.com.

© 2008 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2008 and July 31, 2007 are approximately as follows:

2008	2007
$457,300	$435,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2008 and July 31, 2007 are approximately as follows:

2008	2007
$61,600	$57,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2008 and July 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2008 and July 31, 2007 are approximately as follows:

2008	2007
$85,600	$80,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal years 2008 and 2007 include Tax Fees for assistance with foreign tax filings.

During the fiscal years ended July 31, 2008 and July 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2008 and July 31, 2007 are approximately as follows:

2008	2007
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2008 and July 31, 2007 are approximately as follows:

2008	2007
$1,460,800	$849,100

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended July 31, 2008 and July 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2008 and July 31, 2007 are approximately as follows:

2008	2007
$1,608,000	$987,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)   The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Institutional Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	September 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	September 22, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Chief Financial Officer

Date	September 22, 2008